UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21835

Name of Fund: BlackRock Long-Term Municipal Advantage Trust (BTA)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Long-Term Municipal Advantage Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 04/30/2013

Date of reporting period: 04/30/2013

Item 1 – Report to Stockholders

APRIL 30, 2013

ANNUAL REPORT

BlackRock Investment Quality Municipal Trust Inc. (BKN)

BlackRock Long-Term Municipal Advantage Trust (BTA)

BlackRock Municipal 2020 Term Trust (BKK)

BlackRock Municipal Income Trust (BFK)

BlackRock Pennsylvania Strategic Municipal Trust (BPS)

BlackRock Strategic Municipal Trust (BSD)

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	ANNUAL REPORT	APRIL 30, 2013

Dear Shareholder

About this time one year ago, financial market activity was dominated by concerns about Europe’s debt crisis. Investors were also discouraged by gloomy economic reports from various parts of the world, particularly in China. As the outlook for the global economy worsened, however, investors grew increasingly optimistic that the world’s largest central banks would intervene to stimulate growth. This theme, along with the European Central Bank’s (“ECB’s”) firm commitment to preserve the euro currency bloc, drove most asset classes higher through the summer of 2012. In early September, the ECB announced its sovereign bond-buying program designed to support the region’s debt-laden countries. Days later, the US Federal Reserve announced its own much-anticipated stimulus package.

Although financial markets world-wide were buoyed by these aggressive policy actions, risk assets weakened in the fall of 2012. Global trade slowed as many European countries fell into recession and growth continued to decelerate in China. In the United States, stocks slid on lackluster corporate earnings and volatility rose in advance of the US Presidential election. In the post-election environment, investors became more concerned about the “fiscal cliff,” the automatic tax increases and spending cuts that had been scheduled to take effect at the beginning of 2013. High levels of global market volatility persisted through year-end due to fears that bipartisan gridlock would preclude a timely resolution, putting the US economy at high risk for recession. Ultimately, the worst of the fiscal cliff was averted with a last-minute tax deal, although decisions relating to spending cuts and the debt ceiling were postponed, leaving lingering uncertainty.

Investors shook off the nerve-wracking finale to 2012 and the New Year began with a powerful relief rally. Money that had been pulled to the sidelines amid year-end tax-rate uncertainty poured back into the markets in January. Key indicators signaling modest but broad-based improvements in the world’s major economies underpinned the rally. Underlying this aura of comfort was the absence of negative headlines out of Europe. Against this backdrop, global equities surged through January while rising US Treasury yields pressured high quality fixed income assets (as prices move in the opposite direction of yields).

However, bond markets regained strength in February (as yields once again dropped) when global economic momentum slowed and investors toned down their risk appetite. International stock markets weakened amid a resurgence of macro risk out of Europe. A stalemate presidential election in Italy was a reminder that political instability continued to plague the eurozone and a severe banking crisis in Cyprus underscored the fragility of the broader European banking system. In the United States, stocks continued to rise, but at a more moderate pace. Investors grew more cautious given uncertainty as to how long the central bank would continue its stimulus programs. How government spending cuts would impact the already slow economic recovery was another concern. But improving labor market data and rising home prices boosted sentiment in March, pushing major US stock indices to all-time highs. Investors scaled back their enthusiasm in April due to a series of disappointing economic reports. On the whole, US stocks have performed well thus far in 2013 as the US economy demonstrated enough resilience to allay fears of recession, but growth has remained slow enough to dissuade the US Federal Reserve from changing its stance.

Despite continued headwinds for global growth, risk assets have rallied, driven largely by investors seeking meaningful yields in the ongoing low-interest-rate environment. For the 6- and 12-month periods ended April 30, 2013, US and international stocks and high yield bonds posted strong gains. Emerging market equities lagged the rally as the uneven pace of global growth raised doubts that developing economies could thrive in the near term. US Treasury yields were highly volatile over the past 12 months, although they continue to remain low from a historical perspective. US Treasury and investment-grade bonds generated modest returns in this environment, while tax-exempt municipal bonds benefited from favorable supply-and-demand dynamics. Near-zero short term interest rates continued to keep yields on money market securities near their all-time lows.

Market conditions have improved over the past couple of years, but investors still remain highly uncertain and many of the old ways of investing no longer work. That’s why the new world of investing calls for a new approach. One that seeks out more opportunities in more places across a broader array of investments in a portfolio designed to move freely as the markets move up and down. Visit www.blackrockplan.com to learn more about how to take action.

Sincerely,

,

Rob Kapito
President, BlackRock Advisors, LLC

“Despite continued headwinds for global growth, risk assets have rallied, driven largely by investors seeking meaningful yields in the ongoing low-interest-rate environment.”

Rob Kapito
President, BlackRock Advisors, LLC

Total Returns as of April 30, 2013

	6-month	12-month
US large cap equities (S&P 500® Index)	14.42%	16.89%
US small cap equities (Russell 2000® Index)	16.58	17.69
International equities (MSCI Europe, Australasia, Far East Index)	16.90	19.39
Emerging market equities (MSCI Emerging Markets Index)	5.29	3.97
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.06	0.12
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	1.52	5.07
US investment grade bonds (Barclays US Aggregate Bond Index)	0.90	3.68
Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.01	5.74
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	7.26	13.95

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Municipal Market Overview

For the Reporting Period Ended April 30, 2013

Municipal Bonds Performed Well

Market conditions remained favorable even though supply picked up considerably in the past year. Total new issuance for the 12 months ended April 30, 2013 was $383 billion as compared to $337 billion in the prior 12-month period. However, it is important to note that a significant portion (roughly 60%) of the new supply during the most recent 12-month period was attributable to refinancing activity as issuers took advantage of lower interest rates to reduce their borrowing costs. More recently, municipal issuers have favored the taxable market, where issuance is up 139% year-over-year.

Increased supply was met with strong demand during the period as investors were starved for yield in the low-rate, low-return environment. Investors poured into municipal bond mutual funds, favoring long-duration and high-yield funds as they tend to provide higher levels of income. For the 12 months ended April 30, 2013, municipal bond fund inflows exceeded $39.7 billion (according to the Investment Company Institute).

S&P Municipal Bond Index
Total Returns as of April 30, 2013
 6 months:2.01%
12 months:5.74%

A Closer Look at Yields

From April 30, 2012 to April 30, 2013, muni yields declined by 41 basis points (“bps”) from 3.25% to 2.84% on AAA-rated 30-year municipal bonds, while falling 18 bps from 1.87% to 1.69% on 10-year bonds and dropping a modest 8 bps from 0.82% to 0.74% on 5-year issues (as measured by Thomson Municipal Market Data). (Bond prices rise as yields fall.) Overall, the municipal yield curve remained relatively steep, but flattened considerably over the 12-month period as the spread between 2- and 30-year maturities tightened by 39 bps and the spread between 2- and 10-year maturities tightened by 16 bps.

During the same time period, US Treasury rates fell by 23 bps on 30-year and 25 bps on 10-year bonds, while moving down 13 bps on 5-year issues. Accordingly, tax-exempt municipal bonds moderately underperformed Treasuries in the 5- and 10-year space, but significantly outperformed Treasury bonds on the long end of the curve. This outperformance was driven largely by a supply/demand imbalance within the municipal market while evidence of a recovering domestic economy coupled with the removal of certain political and tax policy uncertainties pushed interest rates higher. Additionally, as higher US tax rates began to appear imminent late in 2012, municipal bonds benefited from the increased appeal of tax-exempt investing. The municipal market has become an attractive avenue for investors seeking yield in the low-rate, low-return environment as the asset class is known for its lower volatility and preservation of principal with an emphasis on income as tax rates rise.

Financial Conditions of Municipal Issuers Continue to Improve

Austerity and de-leveraging have been the general themes across the country as states seek to balance their budgets, although a small number of states continue to rely on a “kick-the-can” approach to close their budget gaps. Broadly speaking, state governments have demonstrated better fiscal health as their revenues have steadily improved in recent years while they cut more than 700,000 jobs. Many local municipalities, however, continue to face increased health care and pension costs passed down from the state level. BlackRock maintains the view that municipal bond defaults will be minimal and remain in the periphery, and that the overall market is fundamentally sound. We continue to recognize that careful credit research, appropriate structure and security selection remain imperative amid uncertainty in this fragile economic environment.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	ANNUAL REPORT	APRIL 30, 2013

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the yield and net asset value (“NAV”) of their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

To obtain leverage, the Trusts, except for BTA, issue Auction Market Preferred Shares (“AMPS”), Variable Rate Demand Preferred Shares (“VRDP Shares”) or Variable Rate Muni Term Preferred Shares (“VMTP Shares”) (collectively, “Preferred Shares”). Preferred Shares pay dividends at prevailing short-term interest rates, and the Trusts invest the proceeds in long-term municipal bonds. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by each Trust on its longer-term portfolio investments. To the extent that the total assets of each Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Trust’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Trusts had not used leverage.

To illustrate these concepts, assume a Trust’s Common Shares capitalization is $100 million and it issues Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are 3% and long-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Trust pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the securities purchased by the Trust with assets received from Preferred Shares issuance earn income based on long-term interest rates. In this case, the dividends paid to holders of Preferred Shares (“Preferred Shareholders”) are significantly lower than the income earned on the Trust’s long-term investments, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates, the yield curve has a negative slope. In this case, the Trust pays higher short-term interest rates whereas the Trust’s total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the redemption value of the Trusts’ Preferred Shares and/or debt securities does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAVs positively or negatively in addition to the impact on Trust performance from leverage from Preferred Shares discussed above.

The Trusts may also leverage their assets through the use of tender option bond trusts (“TOBs”), as described in Note 1 of the Notes to Financial Statements. TOB investments generally will provide the Trusts with economic benefits in periods of declining short-term interest rates, but expose the Trusts to risks during periods of rising short-term interest rates similar to those associated with Preferred Shares issued by the Trusts, as described above. Additionally, fluctuations in the market value of municipal bonds deposited into the TOB trust may adversely affect each Trust’s NAV per share.

The use of leverage may enhance opportunities for increased income to the Trusts and Common Shareholders, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Trusts’ NAVs, market prices and dividend rates than comparable portfolios without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Trusts’ net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Trust’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Shareholders will be reduced. Each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Trust to incur losses. The use of leverage may limit each Trust’s ability to invest in certain types of securities or use certain types of hedging strategies, such as in the case of certain restrictions imposed by rating agencies that rate the Preferred Shares issued by the Trusts. Each Trust will incur expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Trusts are permitted to issue senior securities in the form of equity securities (e.g., Preferred Shares) up to 50% of their total managed assets (each Trust’s total assets less the sum of its accrued liabilities). In addition, each Trust voluntarily limits its economic leverage to 50% of its total managed assets, while each Trust with VRDP Shares or VMTP Shares outstanding limits its economic leverage to 45% of its total managed assets. As of April 30, 2013, the Trusts had economic leverage from Preferred Shares and/or TOBs as a percentage of their total managed assets as follows:

Percent of Economic Leverage
BKN	35%
BTA	37%
BKK	33%
BFK	39%
BPS	41%
BSD	39%

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments, including financial futures contracts and options, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, interest rate and/or other risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Trusts’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Trust to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Trust can realize on an investment, may result in lower dividends paid to shareholders or may cause a Trust to hold an investment that it might otherwise sell. The Trusts’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2013	5

Trust Summary as of April 30, 2013	BlackRock Investment Quality Municipal Trust Inc.

Trust Overview

BlackRock Investment Quality Municipal Trust Inc.’s (BKN) (the “Trust”) investment objective is to provide high current income exempt from regular federal income tax consistent with the preservation of capital. The Trust seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). Under normal market conditions, the Trust invests at least 80% of its assets in securities rated investment grade at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.
Performance

•	For the 12-month period ended April 30, 2013, the Trust returned 8.69% based on market price and 12.89% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 8.05% based on market price and 10.61% based on NAV. All returns reflect reinvestment of dividends. The Trust moved from a premium to NAV to a discount by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.
•	The Trust benefited from its overall long duration bias (greater sensitivity to interest rates) and positioning in longer-dated maturities, with its heaviest concentrations in the 20- and 15-year duration buckets. These factors accounted for the majority of the Trust’s positive return as the municipal market rallied over the period and the yield curve flattened (long-term rates fell more than short and intermediate rates). Also contributing positively to results were the Trust’s allocations to the strong-performing health and corporate sectors, as well as its heavy exposures to California and Illinois credits, which were among the four top-performing states. Additionally, the tightening of credit spreads during the period bode particularly well for the Trust as it maintained a preference for lower-quality investment grade holdings.
•	Although the Trust held only a small allocation to Puerto Rico credits, this exposure represents an opportunity cost as these issues underperformed the broader market and the Trust would have been better served with the assets deployed elsewhere. Conversely, the Trust held low exposure to the tobacco sector, which was the strongest-performing sector for the period. A greater commitment to that sector would have benefited the Trust’s performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on New York Stock Exchange (“NYSE”)	BKN
Initial Offering Date	February 19, 1993
Yield on Closing Market Price as of April 30, 2013 ($16.11)[1]	5.96%
Tax Equivalent Yield[2]	10.53%
Current Monthly Distribution per Common Share[3]	$0.08
Current Annualized Distribution per Common Share[3]	$0.96
Economic Leverage as of April 30, 2013[4]	35%
[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
[3]	The distribution rate is not constant and is subject to change.
[4]	Represents VMTP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.
6	ANNUAL REPORT	APRIL 30, 2013

BlackRock Investment Quality Municipal Trust Inc.

Market Price and Net Asset Value

The table below summarizes the changes in the Trust’s market price and NAV per share:

	4/30/13	4/30/12	Change	High	Low
Market Price	$16.11	$15.75	2.29%	$17.42	$15.70
Net Asset Value	$16.35	$15.39	6.24%	$16.81	$15.39

The following charts show the sector allocation, credit quality allocation and call/maturity schedule of the Trust’s long-term investments:

Sector Allocation

	4/30/13	4/30/12
Health	27%	27%
County/City/Special District/School District	20	18
Transportation	12	10
State	11	15
Education	11	10
Utilities	11	9
Corporate	4	5
Tobacco	2	4
Housing	2	2

Credit Quality Allocation1

	4/30/13	4/30/12
AAA/Aaa	3%	1%
AA/Aa	35	36
A	36	34
BBB/Baa	17	20
BB/Ba	2	2
Not Rated[2]	7	7
[1]	Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investors Service (“Moody’s”) ratings.
[2]	The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of April 30, 2013 and April 30, 2012, the market value of these securities was $18,641,489, representing 4%, and $18,973,610, representing 5%, respectively, of the Trust’s long-term investments.

Call/Maturity Schedule3

Calendar Year Ended December 31,

2013	6%
2014	4
2015	5
2016	5
2017	3
[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
ANNUAL REPORT	APRIL 30, 2013	7

Trust Summary as of April 30, 2013	BlackRock Long-Term Municipal Advantage Trust

Trust Overview

BlackRock Long-Term Municipal Advantage Trust’s (BTA) (the “Trust”) investment objective is to provide current income exempt from regular federal income tax. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in municipal obligations and derivative instruments with exposure to such municipal obligations, in each case that are exempt from federal income tax (except that the interest may be subject to the federal alternative minimum tax). The Trust invests, under normal market conditions, primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment and, under normal market conditions, the Trust’s municipal bond portfolio will have a dollar-weighted average maturity of greater than 10 years. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.
Performance

•	For the 12-month period ended April 30, 2013, the Trust returned 8.19% based on market price and 11.95% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 8.05% based on market price and 10.61% based on NAV. All returns reflect reinvestment of dividends. The Trust moved from a premium to NAV to a discount by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.
•	During the period, the Trust benefited from its overall long duration bias (greater sensitivity to interest rates) and preference for longer-dated bonds as interest rates declined (bond prices rise when interest rates fall) and the yield curve flattened (long-term rates fell more than short- and intermediate-term rates). The Trust’s allocations to lower-quality investment grade, non-investment grade and non-rated bonds had a positive impact as these segments benefited from the ongoing contraction in credit spreads. Also contributing positively to results were the Trust’s concentrations in the strong-performing health, transportation and corporate sectors. Finally, the Trust’s holdings generated an above-average distribution yield, which in the aggregate, had a meaningful impact on returns.
•	Conversely, the Trust held low exposure to the tobacco sector, which was the strongest-performing sector for the period. A greater commitment to this segment would have benefited the Trust’s performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BTA
Initial Offering Date	February 28, 2006
Yield on Closing Market Price as of April 30, 2013 ($12.50)[1]	5.95%
Tax Equivalent Yield[2]	10.51%
Current Monthly Distribution per Common Share[3]	$0.062
Current Annualized Distribution per Common Share[3]	$0.744
Economic Leverage as of April 30, 2013[4]	37%
[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
[3]	The distribution rate is not constant and is subject to change.
[4]	Represents TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.
8	ANNUAL REPORT	APRIL 30, 2013

BlackRock Long-Term Municipal Advantage Trust

Market Price and Net Asset Value

The table below summarizes the changes in the Trust’s market price and NAV per share:

	4/30/13	4/30/12	Change	High	Low
Market Price	$12.50	$12.27	1.87%	$13.59	$11.76
Net Asset Value	$12.85	$12.19	5.41%	$13.20	$12.19

The following charts show the sector allocation, credit quality allocation and call/maturity schedule of the Trust’s long-term investments:

Sector Allocation

	4/30/13	4/30/12
Education	19%	15%
Health	17	18
Utilities	17	13
Transportation	16	14
County/City/Special District/School District	14	13
State	7	12
Corporate	4	5
Housing	3	6
Tobacco	3	4

Credit Quality Allocation1

	4/30/13	4/30/12
AAA/Aaa	21%	21%
AA/Aa	48	46
A	17	17
BBB/Baa	7	9
BB/Ba	1	1
B	1	1
Not Rated[2]	5	5
[1]	Using the higher of S&P’s or Moody’s ratings.
[2]	The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of April 30, 2013 and April 30, 2012, the market value of these securities was $1,277,033, representing less than 1%, and $1,193,514, representing 1%, respectively, of the Trust’s long-term investments.

Call/Maturity Schedule3

Calendar Year Ended December 31,

2013	7%
2014	2
2015	11
2016	17
2017	3
[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

ANNUAL REPORT	APRIL 30, 2013	9

Trust Summary as of April 30, 2013	BlackRock Municipal 2020 Term Trust

Trust Overview

BlackRock Municipal 2020 Term Trust’s (BKK) (the “Trust”) investment objectives are to provide current income exempt from regular federal income tax and to return $15 per Common Share (the initial offering price per Common Share) to holders of Common Shares on or about December 31, 2020. The Trust seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Trust invests, under normal market conditions, at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objectives will be achieved.
Performance

•	For the 12-month period ended April 30, 2013, the Trust returned 9.37% based on market price and 8.72% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 8.05% based on market price and 10.61% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.
•	During the period, the Trust benefited from rising municipal bond prices, tighter credit spreads and a flatter yield curve (long-term municipal rates fell more than short- and intermediate-term rates). The accrual of income generated from coupon payments on the Trust’s fully invested portfolio of tax-exempt municipal bonds boosted performance.
•	The Trust is managed to a 2020 termination date and therefore generally maintains a shorter maturity profile than its Lipper category competitors. The Trust’s shorter maturity profile was a disadvantage relative to its Lipper category competitors as the municipal yield curve moved lower and flattened during the period. The Trust had limited exposure to the long end of the curve, where interest rates fell the most, and therefore did not experience price appreciation of the same magnitude as did its Lipper category competitors with longer maturity profiles.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Trust Information

Symbol on NYSE	BKK
Initial Offering Date	September 30, 2003
Termination Date (on or about)	December 31, 2020
Yield on Closing Market Price as of April 30, 2013 ($16.64)[1]	4.49%
Tax Equivalent Yield[2]	7.93%
Current Monthly Distribution per Common Share[3]	$0.06225
Current Annualized Distribution per Common Share[3]	$0.74700
Economic Leverage as of April 30, 2013[4]	33%
[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
[3]	The distribution rate is not constant and is subject to change.
[4]	Represents AMPS and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to AMPS and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.
10	ANNUAL REPORT	APRIL 30, 2013

BlackRock Municipal 2020 Term Trust

Market Price and Net Asset Value

The table below summarizes the changes in the Trust’s market price and NAV per share:

	4/30/13	4/30/12	Change	High	Low
Market Price	$16.64	$16.06	3.61%	$17.29	$15.94
Net Asset Value	$16.85	$16.36	3.00%	$17.04	$16.35

The following charts show the sector allocation, credit quality allocation and call/maturity schedule of the Trust’s long-term investments:

Sector Allocation

	4/30/13	4/30/12
Transportation	16%	14%
Utilities	15	15
State	14	17
Health	14	10
County/City/Special District/School District	13	13
Corporate	12	13
Tobacco	6	8
Housing	5	4
Education	5	6

Credit Quality Allocation1

	4/30/13	4/30/12
AAA/Aaa	11%	14%
AA/Aa	23	25
A	37	29
BBB/Baa	18	22
BB/Ba	1	1
B	—	1
Not Rated[2]	10	8
[1]	Using the higher of S&P’s or Moody’s ratings.
[2]	The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of April 30, 2013 and April 30, 2012, the market value of these securities was $19,936,315, representing 4%, and $14,828,808, representing 3%, respectively, of the Trust’s long-term investments.

Call/Maturity Schedule3

Calendar Year Ended December 31,

2013	21%
2014	5
2015	4
2016	9
2017	3
[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
ANNUAL REPORT	APRIL 30, 2013	11

Trust Summary as of April 30, 2013	BlackRock Municipal Income Trust

Trust Overview

BlackRock Municipal Income Trust’s (BFK) (the “Trust”) investment objective is to provide current income exempt from regular federal income tax. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Trust invests, under normal market conditions, at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.
Performance

•	For the 12-month period ended April 30, 2013, the Trust returned 10.55% based on market price and 12.84% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 8.05% based on market price and 10.61% based on NAV. All returns reflect reinvestment of dividends. The Trust moved from a premium to NAV to neither a premium nor discount by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.
•	During the period, the Trust benefited from its overall long duration bias (greater sensitivity to interest rates) and preference for longer-dated bonds as interest rates declined (bond prices rise when interest rates fall) and the yield curve flattened (long-term rates fell more than short- and intermediate-term rates). The Trust’s allocations to lower-quality investment grade, non-investment grade and non-rated bonds had a positive impact as these segments benefited from the ongoing contraction in credit spreads. Also contributing positively to results were the Trust’s concentrations in the strong-performing health, transportation and corporate sectors. Finally, the Trust’s holdings generated an above-average distribution yield, which in the aggregate, had a meaningful impact on returns.
•	Conversely, the Trust held low exposure to the tobacco sector, which was the strongest-performing sector for the period. A greater commitment to this segment would have benefited the Trust’s performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BFK
Initial Offering Date	July 27, 2001
Yield on Closing Market Price as of April 30, 2013 ($15.40)[1]	6.24%
Tax Equivalent Yield[2]	11.02%
Current Monthly Distribution per Common Share[3]	$0.0801
Current Annualized Distribution per Common Share[3]	$0.9612
Economic Leverage as of April 30, 2013[4]	39%
[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
[3]	The Monthly Distribution per Common Share, declared on June 3, 2013, was decreased to $0.0751 per share. The Yield on Closing Market Price, Current Monthly Distribution per Common Share and Current Annualized Distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.
[4]	Represents VMTP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.
12	ANNUAL REPORT	APRIL 30, 2013

BlackRock Municipal Income Trust

Market Price and Net Asset Value

The table below summarizes the changes in the Trust’s market price and NAV per share:

	4/30/13	4/30/12	Change	High	Low
Market Price	$15.40	$14.83	3.84%	$16.78	$14.82
Net Asset Value	$15.40	$14.53	5.99%	$15.88	$14.53

The following charts show the sector allocation, credit quality allocation and call/maturity schedule of the Trust’s long-term investments:

Sector Allocation

	4/30/13	4/30/12
Transportation	22%	20%
Health	19	19
Utilities	15	14
State	12	14
County/City/Special District/School District	11	9
Corporate	9	9
Education	7	8
Tobacco	3	5
Housing	2	2

Credit Quality Allocation1

	4/30/13	4/30/12
AAA/Aaa	10%	11%
AA/Aa	35	35
A	27	26
BBB/Baa	17	16
BB/Ba	1	1
B	2	3
Not Rated[2]	8	8
[1]	Using the higher of S&P’s or Moody’s ratings.
[2]	The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of April 30, 2013 and April 30, 2012, the market value of these securities was $31,712,268, representing 3%, and $30,018,520, representing 4%, respectively, of the Trust’s long-term investments.

Call/Maturity Schedule3

Calendar Year Ended December 31,

2013	11%
2014	3
2015	3
2016	6
2017	4
[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
ANNUAL REPORT	APRIL 30, 2013	13

Trust Summary as of April 30, 2013	BlackRock Pennsylvania Strategic Municipal Trust

Trust Overview

BlackRock Pennsylvania Strategic Municipal Trust’s (BPS) (the “Trust”) investment objectives are to provide current income that is exempt from regular federal and Pennsylvania income taxes and to invest in municipal bonds that over time will perform better than the broader Pennsylvania municipal bond market. The Trust seeks to achieve its investment objectives by investing, under normal market conditions, primarily in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and Pennsylvania income taxes. The Trust invests, under normal market conditions, at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objectives will be achieved.
Performance

•	For the 12-month period ended April 30, 2013, the Trust returned 4.19% based on market price and 8.45% based on NAV. For the same period, the closed-end Lipper Pennsylvania Municipal Debt Funds category posted an average return of 5.10% based on market price and 8.32% based on NAV. All returns reflect reinvestment of dividends. The Trust moved from a premium to NAV to a discount by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.
•	During the period, the Trust benefited from rising municipal bond prices, a flatter yield curve (long-term municipal rates fell more than short- and intermediate-term rates) and tighter credit spreads. The accrual of income generated from coupon payments on the Trust’s fully invested portfolio of tax-exempt municipal bonds boosted performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE MKT	BPS
Initial Offering Date	August 25, 1999
Yield on Closing Market Price as of April 30, 2013 ($15.04)[1]	5.66%
Tax Equivalent Yield[2]	10.32%
Current Monthly Distribution per Common Share[3]	$0.071
Current Annualized Distribution per Common Share[3]	$0.852
Economic Leverage as of April 30, 2013[4]	41%
[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum marginal federal and state tax rate of 45.14%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
[3]	The Monthly Distribution per Common Share, declared on June 3, 2013, was decreased to $0.065 per share. The Yield on Closing Market Price, Current Monthly Distribution per Common Share and Current Annualized Distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.
[4]	Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.
14	ANNUAL REPORT	APRIL 30, 2013

BlackRock Pennsylvania Strategic Municipal Trust

Market Price and Net Asset Value

The table below summarizes the changes in the Trust’s market price and NAV per share:

	4/30/13	4/30/12	Change	High	Low
Market Price	$15.04	$15.27	(1.51)%	$16.48	$14.09
Net Asset Value	$15.45	$15.07	2.52%	$16.06	$15.06

The following charts show the sector allocation, credit quality allocation and call/maturity schedule of the Trust’s long-term investments:

Sector Allocation

	4/30/13	4/30/12
Health	29%	33%
State	17	12
Education	16	15
Transportation	13	11
Housing	10	12
County/City/Special District/School District	7	10
Utilities	5	4
Corporate	3	3

Credit Quality Allocation1

	4/30/13	4/30/12
AAA/Aaa	1%	—
AA/Aa	62	67%
A	27	19
BBB/Baa	8	9
BB/Ba	—	1
Not Rated[2]	2	4
[1]	Using the higher of S&P’s or Moody’s ratings.
[2]	The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of April 30, 2013 and April 30, 2012, the market value of these securities was $561,020, representing 1%, and $1,616,703, representing 4%, respectively, of the Trust’s long-term investments.

Call/Maturity Schedule3

Calendar Year Ended December 31,

2013	4%
2014	2
2015	2
2016	5
2017	4
[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
ANNUAL REPORT	APRIL 30, 2013	15

Trust Summary as of April 30, 2013	BlackRock Strategic Municipal Trust

Trust Overview

BlackRock Strategic Municipal Trust’s (BSD) (the “Trust”) investment objectives are to provide current income that is exempt from regular federal income tax and to invest in municipal bonds that over time will perform better than the broader municipal bond market. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in investments exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Trust invests at least 80% of its assets in investment grade quality securities at the time of investment and, under normal market conditions, primarily invests in municipal bonds with long-term maturities in order to maintain a weighted average maturity of 15 years or more. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objectives will be achieved.
Performance

•	For the 12-month period ended April 30, 2013, the Trust returned 10.40% based on market price and 12.29% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 8.05% based on market price and 10.61% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.
•	During the period, the Trust benefited from its overall long duration bias (greater sensitivity to interest rates) and preference for longer-dated bonds as interest rates declined (bond prices rise when interest rates fall) and the yield curve flattened (long-term rates fell more than short- and intermediate-term rates). The Trust’s allocations to lower-quality investment grade, non-investment grade and non-rated bonds had a positive impact as these segments benefited from the ongoing contraction in credit spreads. Also contributing positively to results were the Trust’s concentrations in the strong-performing health, transportation and corporate sectors. Finally, the Trust’s holdings generated an above-average distribution yield, which in the aggregate, had a meaningful impact on returns.
•	Conversely, the Trust held low exposure to the tobacco sector, which was the strongest-performing sector for the period. A greater commitment to this segment would have benefited the Trust’s performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BSD
Initial Offering Date	August 25, 1999
Yield on Closing Market Price as of April 30, 2013 ($14.97)[1]	5.93%
Tax Equivalent Yield[2]	10.48%
Current Monthly Distribution per Common Share[3]	$0.074
Current Annualized Distribution per Common Share[3]	$0.888
Economic Leverage as of April 30, 2013[4]	39%
[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
[3]	The distribution rate is not constant and is subject to change.
[4]	Represents VMTP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.
16	ANNUAL REPORT	APRIL 30, 2013

BlackRock Strategic Municipal Trust

Market Price and Net Asset Value

The table below summarizes the changes in the Trust’s market price and NAV per share:

	4/30/13	4/30/12	Change	High	Low
Market Price	$14.97	$14.38	4.10%	$16.48	$14.21
Net Asset Value	$15.28	$14.43	5.89%	$15.73	$14.43

The following charts show the sector allocation, credit quality allocation and call/maturity schedule of the Trust’s long-term investments:

Sector Allocation

	4/30/13	4/30/12
Transportation	23%	20%
Health	22	23
State	13	15
Utilities	12	11
County/City/Special District/School District	11	8
Education	9	11
Corporate	8	9
Tobacco	2	3

Credit Quality Allocation1

	4/30/13	4/30/12
AAA/Aaa	13%	13%
AA/Aa	37	37
A	24	22
BBB/Baa	16	16
BB/Ba	2	2
B	1	3
Not Rated[2]	7	7
[1]	Using the higher of S&P’s or Moody’s ratings.
[2]	The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of April 30, 2013 and April 30, 2012, the market value of these securities was $5,654,223 and $4,567,039, each representing 3%, respectively, of the Trust’s long-term investments.

Call/Maturity Schedule3

Calendar Year Ended December 31,

2013	5%
2014	2
2015	4
2016	8
2017	5
[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
ANNUAL REPORT	APRIL 30, 2013	17

Schedule of Investments April 30, 2013	BlackRock Investment Quality Municipal Trust Inc. (BKN) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Alabama — 3.3%
Birmingham Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC):
6.00%, 6/01/34	$1,745	$2,076,934
6.00%, 6/01/39	500	595,110
Birmingham Water Works Board, RB, 4.75%, 1/01/36	3,150	3,439,264
Hoover City Board of Education, Special Tax, Refunding, 4.25%, 2/15/40	3,050	3,257,431
		9,368,739
Arizona — 9.2%
Arizona Health Facilities Authority, Refunding RB, Phoenix Children’s Hospital, Series A, 5.00%, 2/01/42	3,300	3,546,543
Arizona Sports & Tourism Authority, RB, Multipurpose Stadium Facilities, Series A (NPFGC), 5.00%, 7/01/13 (a)	750	756,045
Arizona State University, RB, Series D, 5.50%, 7/01/26	475	572,138
City of Mesa, Excise Tax, RB, 5.00%, 7/01/32	3,000	3,428,610
County of Pinal Arizona Election District No. 3, Refunding RB, 4.75%, 7/01/31	3,750	4,097,100
Pima County IDA, Refunding IDRB, Tucson Electric Power, 5.75%, 9/01/29	1,375	1,448,631
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/32	1,035	1,174,673
5.00%, 12/01/37	4,585	5,144,141
San Luis Facility Development Corp., RB, Senior Lien, Regional Detention Center Project:
6.25%, 5/01/15	210	208,217
7.00%, 5/01/20	490	477,873
7.25%, 5/01/27	980	863,997
State of Arizona, COP, Department of Administration, Series A (AGM), 5.00%, 10/01/29	1,100	1,244,023
University Medical Center Corp. Arizona, RB, 6.50%, 7/01/39	750	869,325
University Medical Center Corp. Arizona, Refunding RB, 6.00%, 7/01/39	1,600	1,847,552
		25,678,868
Arkansas — 0.3%
City of Conway Arkansas, RB, Wastewater Revenue Improvement, Series A, 4.20%, 10/01/37	750	802,013
California — 22.4%
California County Tobacco Securitization Agency, RB, CAB, Stanislaus, Sub-Series C, 11.08%, 6/01/55 (b)	7,090	75,934
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 5.88%, 8/15/31	2,300	2,808,208
Carlsbad Unified School District, GO, Election of 2006, Series B, 4.81%, 5/01/34 (c)	1,500	1,282,275
City of Manteca California Sewer, Refunding RB, 4.00%, 12/01/33	1,500	1,573,065

Municipal Bonds	Par (000)	Value
California (concluded)
City of San Jose California, Refunding ARB, Series A-1, AMT, 5.75%, 3/01/34	$3,000	$3,463,410
County of Sacramento California, RB, Senior Series A (AGM), 5.00%, 7/01/41	2,100	2,298,597
Dinuba Unified School District, GO, Election of 2006 (AGM):
5.63%, 8/01/31	250	287,765
5.75%, 8/01/33	535	618,283
Foothill Eastern Transportation Corridor Agency California, Refunding RB:
5.75%, 1/15/40	3,495	3,496,503
CAB, 5.88%, 1/15/28	7,000	7,175,980
Hartnell Community College District California, GO, CAB, Election of 2002, Series D, 4.94%, 8/01/34 (c)	2,475	1,885,505
Norwalk-La Mirada Unified School District California, GO, CAB, Refunding, Election of 2002, Series E (AGC), 4.84%, 8/01/38 (b)	12,000	3,584,520
Palomar Community College District, GO, CAB, Election of 2006, Series B:
4.36%, 8/01/30 (b)	2,270	1,078,568
5.54%, 8/01/33 (b)	4,250	1,404,243
4.69%, 8/01/39 (c)	3,000	1,982,790
San Diego Community College District California, GO, CAB, Election of 2002, 4.61%, 8/01/19 (c)	4,200	3,635,982
San Jose Evergreen Community College District, GO, Election of 2010, Series B, 3.50%, 8/01/32	1,800	1,838,250
State of California, GO, Various Purpose:
5.75%, 4/01/31	3,000	3,555,060
6.00%, 3/01/33	2,270	2,793,575
6.50%, 4/01/33	2,900	3,626,885
5.50%, 3/01/40	3,650	4,276,486
(CIFG), 5.00%, 3/01/33	4,485	4,770,470
State of California, GO, Refunding, Various Purpose (NPFGC), 5.00%, 6/01/37	5,000	5,399,750
		62,912,104
Colorado — 0.3%
Park Creek Metropolitan District, Refunding RB, Senior Limited Property Tax (AGM), 6.00%, 12/01/38	750	875,580
Connecticut — 1.0%
Connecticut State Health & Educational Facilities Authority, Refunding RB:
Hartford Healthcare, Series A, 5.00%, 7/01/32	1,000	1,119,300
Lawrence & Memorial Hospital, Series F, 5.00%, 7/01/36	950	1,049,028
Sacred Heart University, Series G, 5.38%, 7/01/31	600	670,938
		2,839,266

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

ACA	American Capital Access Corp.
AGC	Assured Guaranty Corp.
AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax (subject to)
ARB	Airport Revenue Bonds
ARS	Auction Rate Securities
CAB	Capital Appreciation Bonds
CIFG	CDC IXIS Financial Guaranty
COP	Certificates of Participation
EDA	Economic Development Authority
EDC	Economic Development Corp.
ERB	Education Revenue Bonds
GARB	General Airport Revenue Bonds
GO	General Obligation Bonds
HDA	Housing Development Authority

HFA	Housing Finance Agency
HRB	Housing Revenue Bonds
IDA	Industrial Development Authority
IDB	Industrial Development Board
IDRB	Industrial Development Revenue Bonds
ISD	Independent School District
LRB	Lease Revenue Bonds
M/F	Multi-Family
NPFGC	National Public Finance Guarantee Corp.
PILOT	Payment in Lieu of Taxes
PSF-GTD	Permanent School Fund Guaranteed
RB	Revenue Bonds
S/F	Single-Family
SAN	State Aid Notes
Syncora	Syncora Guarantee
VRDN	Variable Rate Demand Notes

See Notes to Financial Statements.

18	ANNUAL REPORT	APRIL 30, 2013

Schedule of Investments (continued)	BlackRock Investment Quality Municipal Trust Inc. (BKN) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Delaware — 0.7%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Project, 6.00%, 10/01/40	$1,800	$2,034,756
Florida — 12.5%
County of Lee Florida, Refunding ARB, Lee Airport, Series A, AMT (AGM), 5.00%, 10/01/28	3,000	3,334,980
County of Miami-Dade Florida, RB, CAB (b):
Sub-Series A (NPFGC) 5.12%, 10/01/32	4,225	1,582,474
Sub-Series A (NPFGC) 5.14%, 10/01/33	4,000	1,419,040
Sub-Series A (NPFGC) 5.15%, 10/01/34	4,580	1,541,536
Sub-Series A (NPFGC) 5.16%, 10/01/35	5,000	1,594,250
Subordinate Special Obligation, 4.73%, 10/01/32	5,000	2,016,600
Subordinate Special Obligation, 4.77%, 10/01/33	15,375	5,871,866
County of Orange Florida, Refunding RB (Syncora), 4.75%, 10/01/32	5,000	5,453,200
Hillsborough County IDA, RB, National Gypsum Co., AMT, 7.13%, 4/01/30	3,700	3,711,692
Orange County Health Facilities Authority, Refunding RB, Mayflower Retirement Center, 5.00%, 6/01/32	200	213,126
Sumter Landing Community Development District Florida, RB, Sub-Series B, 5.70%, 10/01/38	3,465	3,265,624
Village Community Development District No. 6, Special Assessment Bonds, 5.63%, 5/01/22 (a)	5,015	5,015,702
		35,020,090
Georgia — 0.6%
Milledgeville & Baldwin County Development Authority, RB, Georgia College & State University Foundation, 6.00%, 9/01/14 (a)	1,500	1,627,230
Hawaii — 0.2%
Hawaii State Department of Budget & Finance Senior Living, Refunding RB, Special Purpose — Kahala Nui, 5.25%, 11/15/37	600	657,498
Idaho — 1.1%
Idaho Health Facilities Authority, Refunding RB, Trinity Health Group, Series B, 6.25%, 12/01/33	2,500	2,989,950
Illinois — 12.2%
Chicago Illinois Transit Authority, RB, Sales Tax Receipts Revenue, 5.25%, 12/01/40	1,000	1,143,930
Chicago Public Building Commission Building Illinois, RB, Series A (NPFGC), 7.00%, 1/01/20 (d)	5,000	6,599,000
City of Chicago Illinois, Refunding RB, O’Hare International Airport Passenger Facility Charge, Series B, AMT, 4.00%, 1/01/29	6,000	6,100,980
Illinois Finance Authority, RB:
Northwestern Memorial Hospital, Series A, 5.50%, 8/15/14 (a)	5,800	6,182,626
Rush University Medical Center, Series C, 6.63%, 11/01/39	1,200	1,463,856
Illinois Finance Authority, Refunding RB:
Friendship Village Schaumburg, Series A, 5.63%, 2/15/37	345	348,712
OSF Healthcare System, Series A, 6.00%, 5/15/39	1,490	1,727,730
Roosevelt University Project, 6.50%, 4/01/44	1,500	1,709,490
Railsplitter Tobacco Settlement Authority, RB:
6.25%, 6/01/24	6,000	6,747,660
6.00%, 6/01/28	1,700	2,076,023
		34,100,007
Indiana — 0.5%
Indiana Finance Authority, Refunding RB, Improvement, U.S. Steel Corp., 6.00%, 12/01/26	1,350	1,435,860
Iowa — 1.5%
Iowa Higher Education Loan Authority, RB, Private College Facility, Buena Vista University Project, 5.00%, 4/01/31	1,355	1,513,345

Municipal Bonds	Par (000)	Value
Iowa (concluded)
Iowa Higher Education Loan Authority, Refunding RB, Private College Facility:
5.75%, 9/01/30	$965	$1,097,003
6.00%, 9/01/39	1,500	1,693,410
		4,303,758
Kansas — 0.9%
Kansas Development Finance Authority, Refunding RB, Sisters of Leavenworth, Series A, 5.00%, 1/01/28	1,155	1,298,104
Pratt County Public Building Commission, RB, 3.25%, 12/01/32	1,200	1,187,952
		2,486,056
Kentucky — 3.1%
Kentucky Economic Development Finance Authority, Refunding RB, Norton Healthcare, Inc., Series B (NPFGC), 3.70%, 10/01/23 (b)	8,500	5,802,695
Louisville & Jefferson County Metropolitan Government, Refunding RB, Jewish Hospital & St. Mary’s Healthcare, 6.13%, 2/01/18 (a)	2,250	2,813,467
		8,616,162
Louisiana — 2.4%
Lafayette Public Trust Financing Authority, Refunding RB, Ragin Cajun Facilities Project, 3.75%, 10/01/32	780	801,068
Louisiana Local Government Environmental Facilities & Community Development Authority, RB:
Parish of Plaquemines Project (AGM), 4.00%, 9/01/42	720	734,040
Westlake Chemical Corp. Projects, Series A-1, 6.50%, 11/01/35	1,565	1,877,029
Louisiana Public Facilities Authority, RB:
5.00%, 7/01/42	2,400	2,654,376
Belle Chasse Educational Foundation Project, 6.50%, 5/01/31	600	700,518
		6,767,031
Maryland — 1.7%
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	180	200,997
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Doctor’s Community Hospital, 5.63%, 7/01/30	4,100	4,606,514
		4,807,511
Michigan — 2.8%
Board of Control of Michigan Technological University, Refunding RB, General, Series A, 4.00%, 10/01/30	1,930	2,028,044
Michigan State Building Authority, Refunding RB, Facilities Program, Series I, 6.25%, 10/15/38	1,875	2,273,344
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, 8.25%, 9/01/39	2,750	3,523,217
		7,824,605
Minnesota — 1.0%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC), 6.50%, 11/15/38	2,250	2,755,125
Mississippi — 3.3%
Mississippi Development Bank, RB, Special Obligation:
Hinds Community College District, Capital Improvement Project (AGM), 5.00%, 4/01/36	1,910	2,138,856
Jackson County Limited Tax Note (AGC), 5.50%, 7/01/32	2,655	3,008,593
University of Southern Mississippi, RB, Campus Facilities Improvements Project, 5.38%, 9/01/36	3,150	3,580,574

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2013	19

Schedule of Investments (continued)	BlackRock Investment Quality Municipal Trust Inc. (BKN) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Mississippi (concluded)
Warren County Mississippi, RB, Gulf Opportunity Zone Bonds, International Paper Co. Project, Series A, AMT, 5.38%, 12/01/35	$600	$663,798
		9,391,821
Missouri — 4.2%
Missouri State Development Finance Board, RB:
Annual Appropriation Sewer System, Series B, 5.00%, 11/01/41	1,350	1,473,944
St. Joseph Sewage System Improvements, Series E, 5.25%, 5/01/31	620	667,318
Missouri State Development Finance Board, Refunding RB, Electric System Projects, Series F, 4.00%, 6/01/32	5,815	5,962,003
Missouri State Health & Educational Facilities Authority, RB:
A.T. Still University Health Sciences, 5.25%,10/01/31	500	566,435
Heartland Regional Medical Center, 4.13%, 2/15/43	1,530	1,533,290
Missouri State Health & Educational Facilities Authority, Refunding RB, Coxhealth, Series A, 5.00%, 11/15/38	1,500	1,648,290
		11,851,280
Montana — 0.5%
Montana Facility Finance Authority, Refunding RB, Sisters of Leavenworth, Series A, 4.75%, 1/01/40	1,250	1,363,913
Nebraska — 3.0%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3, 5.00%, 9/01/42	900	973,368
Omaha Nebraska Sanitation Sewer, RB:
3.25%, 11/15/37	1,600	1,536,720
4.25%, 11/15/38	2,290	2,456,048
4.00%, 11/15/42	3,300	3,465,660
		8,431,796
Nevada — 0.4%
County of Clark Nevada, Refunding RB, Alexander Dawson School Nevada Project, 5.00%, 5/15/29	1,065	1,164,162
New Jersey — 4.2%
Middlesex County Improvement Authority, RB, Subordinate, Heldrich Center Hotel, Series B, 6.25%, 1/01/37 (e)(f)	1,510	105,685
New Jersey EDA, RB:
Cigarette Tax, 5.75%, 6/15/14 (a)	3,000	3,182,160
Continental Airlines, Inc. Project, AMT, 6.25%, 9/15/29	1,335	1,402,524
New Jersey Educational Facilities Authority, Refunding RB, University of Medicine & Dentistry, Series B:
7.13%, 12/01/23	950	1,216,523
7.50%, 12/01/32	1,225	1,524,120
New Jersey Health Care Facilities Financing Authority, Refunding RB, Barnabas Health, Series A:
4.63%, 7/01/23	770	873,465
5.63%, 7/01/37	2,560	2,887,245
New Jersey State Housing & Mortgage Finance Agency, RB, Series AA, 6.50%, 10/01/38	505	524,634
		11,716,356
New Mexico — 0.3%
New Mexico State University, Refunding RB, Series A, 3.50%, 4/01/33	780	781,934
New York — 6.1%
Albany Industrial Development Agency, RB, New Covenant Charter School Project, Series A, 7.00%, 5/01/35 (e)(f)	725	108,678
Hudson New York Yards Infrastructure Corp., RB, Series A:
(AGM), 5.00%, 2/15/47	1,250	1,331,850
(NPFGC), 4.50%, 2/15/47	1,980	2,047,300

Municipal Bonds	Par (000)	Value
New York (concluded)
Long Island Power Authority, Refunding RB, Series A, 5.75%, 4/01/39	$2,475	$2,931,811
New York City Industrial Development Agency, RB:
American Airlines, Inc., JFK International Airport, AMT, 7.63%, 8/01/25 (e)(f)(g)	2,600	2,968,186
Queens Baseball Stadium, PILOT (AGC), 6.50%, 1/01/46	300	351,282
New York Liberty Development Corp., Refunding RB, Second Priority, Bank of America Tower at One Bryant Park Project, 6.38%, 7/15/49	1,250	1,494,488
New York State Dormitory Authority, RB, Rochester Institute of Technology, Series A, 6.00%, 7/01/18 (a)	1,625	2,043,161
Niagara Area Development Corp., Refunding RB, Covanta Energy Project, Series A, AMT, 5.25%, 11/01/42	600	623,484
Onondaga Civic Development Corp., Refunding RB, Saint Joseph’s Hospital Health Center Project, 4.50%, 7/01/32	1,420	1,426,276
Westchester County Healthcare Corp. New York, Refunding RB, Senior Lien, 5.00%, 11/01/30	1,600	1,780,160
		17,106,676
North Carolina — 4.1%
Gaston County Industrial Facilities & Pollution Control Financing Authority North Carolina, RB, Exempt Facilities, National Gypsum Co. Project, AMT, 5.75%, 8/01/35	2,425	2,262,161
North Carolina Medical Care Commission, Refunding RB:
Novant Health, Series A, 4.00%, 11/01/46 (h)	5,600	5,448,688
South Eastern Medical Region, 3.25%, 6/01/27	450	444,060
South Eastern Medical Region, 5.00%, 6/01/32	985	1,108,095
University Health System, Series D, 6.25%, 12/01/33	1,750	2,095,993
		11,358,997
North Dakota — 1.0%
City of Fargo North Dakota, Refunding RB, University Facilities Development Foundation Project, 3.00%, 12/01/30	600	578,514
City of Grand Forks North Dakota, Refunding RB, 5.00%, 12/01/32	2,120	2,304,822
		2,883,336
Ohio — 0.9%
Kent State University, RB, General Receipts, Series A, 5.00%, 5/01/42	1,200	1,355,772
Miami University Oxford Ohio, RB, General Receipts, 3.25%, 9/01/34	1,200	1,148,916
		2,504,688
Oklahoma — 0.7%
Oklahoma Municipal Power Authority, RB, Power Supply System, Series A, 4.00%, 1/01/38	1,750	1,827,035
Oregon — 2.6%
City of Madras Oregon, GO, Refunding, Full Faith and Credit Refunding Obligations, 4.00%, 2/15/33	750	737,865
Clackamas County Housing Authority, HRB, M/F Housing, Easton Ridge Apartments Project, Series A:
3.50%, 9/01/33	760	754,505
4.00%, 9/01/43	660	660,502
4.00%, 9/01/49	1,000	1,003,460
Oregon Health & Science University, RB, Series A, 5.75%, 7/01/39	1,250	1,469,937
Oregon Health & Science University, Refunding RB:
Series A, 3.00%, 7/01/24	1,500	1,550,850
Series E, 5.00%, 7/01/32	500	576,590
Oregon State Facilities Authority, Refunding RB, Limited College Project, Series A, 5.25%, 10/01/40	500	555,000
		7,308,709

See Notes to Financial Statements.

20	ANNUAL REPORT	APRIL 30, 2013

Schedule of Investments (continued)	BlackRock Investment Quality Municipal Trust Inc. (BKN) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Pennsylvania — 2.9%
County of Allegheny Pennsylvania IDA, Refunding RB, U.S. Steel Corp. Project, 6.55%, 12/01/27	$2,535	$2,820,467
Delaware River Port Authority, RB, Series D (AGM), 5.00%, 1/01/40	3,640	4,062,968
McKeesport Area School District, GO, CAB, Refunding (NPFGC) (b):
3.00%, 10/01/31 (d)	500	288,915
4.37%, 10/01/31	2,435	1,098,209
		8,270,559
Puerto Rico — 1.2%
Puerto Rico Sales Tax Financing Corp., RB:
CAB, Series A, 5.72%, 8/01/35 (b)	1,000	285,130
First Sub-Series A, 5.75%, 8/01/37	1,500	1,609,530
Puerto Rico Sales Tax Financing Corp., Refunding RB, CAB, Series A (NPFGC), 5.64%, 8/01/41 (b)	7,500	1,559,025
		3,453,685
Rhode Island — 1.8%
Rhode Island Health & Educational Building Corp., RB, Hospital Financing, LifeSpan Obligation, Series A (AGC), 7.00%, 5/15/39	3,000	3,600,960
State of Rhode Island, COP, Series C, School for the Deaf (AGC), 5.38%, 4/01/28	1,330	1,506,291
		5,107,251
South Carolina — 3.5%
South Carolina Jobs, EDA, Refunding RB:
Palmetto Health Alliance, Series A, 6.25%, 8/01/31	2,185	2,217,010
Palmetto Health, Series C, 6.88%, 8/01/13 (a)	3,560	3,619,559
South Carolina State Housing Finance & Development Authority, Refunding RB, Series A-2, AMT (AMBAC), 5.15%, 7/01/37	3,655	3,844,914
		9,681,483
Tennessee — 1.9%
Johnson City Health & Educational Facilities Board, RB, 5.00%, 8/15/42	1,200	1,304,916
Memphis-Shelby County Sports Authority, Inc., Refunding RB, Memphis Arena Project, Series A:
5.25%, 11/01/27	1,135	1,278,657
5.38%, 11/01/28	1,000	1,127,400
Shelby County Health Educational & Housing Facilities Board, RB, Methodist Le Bonheur Healthcare, 5.00%, 5/01/42	1,540	1,713,296
		5,424,269
Texas — 10.8%
Central Texas Regional Mobility Authority, Refunding RB (h):
Senior Lien, Series A, 5.00%, 1/01/43	140	151,127
Subordinate Lien, 5.00%, 1/01/42	230	239,287
Harris County Cultural Education Facilities Finance Corp., Refunding RB, Young Men’s Christian Association of the Greater Houston Area, Series A, 5.00%, 6/01/38	345	370,723
Harris County Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B (a):
7.13%, 12/01/18	1,000	1,327,510
7.25%, 12/01/18	2,650	3,544,322
Harris County-Houston Sports Authority, Refunding RB, CAB, Senior Lien, Series A (NPFGC), 5.46%, 11/15/38 (b)	5,000	1,264,200
Love Field Airport Modernization Corp., RB, Southwest Airlines Co. Project, 5.25%, 11/01/40	1,445	1,574,169
Lower Colorado River Authority, Refunding RB, Series A (NPFGC), 5.00%, 5/15/13 (a)	5	5,010
Matagorda County Navigation District No. 1 Texas, Refunding RB, Central Power & Light Co. Project, Series A, 6.30%, 11/01/29	2,200	2,594,746

Municipal Bonds	Par (000)	Value
Texas (concluded)
Midland County Fresh Water Supply District No. 1, Refunding RB, City of Midland Project:
3.38%, 9/15/32	$2,425	$2,435,719
CAB, Series A, 4.46%, 9/15/36 (b)	7,640	2,726,792
CAB, Series A, 4.60%, 9/15/38 (b)	16,780	5,298,621
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, LBJ Infrastructure Group LLC, LBJ Freeway Managed Lanes Project, 7.00%, 6/30/40	3,000	3,670,920
Texas State Turnpike Authority, RB, CAB (AMBAC), 5.97%, 8/15/31 (b)	15,000	5,114,400
		30,317,546
Vermont — 1.8%
University of Vermont & State Agricultural College, Refunding RB, Series A, 4.00%, 10/01/38	1,800	1,875,168
Vermont Educational & Health Buildings Financing Agency, RB, Hospital, Fletcher Allen Health, Series A, 4.75%, 12/01/36	1,495	1,582,592
Vermont Educational & Health Buildings Financing Agency, Refunding RB, St. Michaels College, 5.00%, 10/01/42	1,350	1,489,604
		4,947,364
Virginia — 1.7%
Prince William County IDA, Refunding RB, Novant Health Obligation Group, Series B, 4.00%, 11/01/46 (h)	2,800	2,752,148
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossing OPCO LLC Project, AMT, 5.50%, 1/01/42	1,870	2,035,495
		4,787,643
Washington — 0.9%
Washington Health Care Facilities Authority, RB, MultiCare Health System, Series B (AGC), 6.00%, 8/15/39	2,100	2,443,455
West Virginia — 0.7%
West Virginia State University, RB, West Virginia University Projects, Series B, 5.00%, 10/01/36	1,650	1,913,851
Wyoming — 0.7%
County of Sweetwater Wyoming, Refunding RB, Idaho Power Co. Project, 5.25%, 7/15/26	1,800	2,038,860
Total Municipal Bonds — 136.9%		383,978,878

Municipal Bonds Transferred to
Tender Option Bond Trusts (i)
Colorado — 2.0%
Colorado Health Facilities Authority, RB, Catholic Health, Series C-7 (AGM), 5.00%, 9/01/36	5,250	5,714,362
Massachusetts — 1.2%
Massachusetts Water Resources Authority, Refunding RB, General, Series A, 5.00%, 8/01/41	3,070	3,427,532
Michigan — 2.2%
Michigan State Hospital Finance Authority, Refunding RB, 4.00%, 12/01/32	6,000	6,217,440
New Jersey — 1.2%
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 6/15/36 (j)	2,860	3,267,664
New York — 9.3%
Hudson New York Yards Infrastructure Corp., RB, Senior, Series A, 5.75%, 2/15/47	1,750	2,077,505
New York City Municipal Water Finance Authority, RB, Water & Sewer System, Series A, 5.75%, 6/15/40	690	817,276

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2013	21

Schedule of Investments (continued)	BlackRock Investment Quality Municipal Trust Inc. (BKN) (Percentages shown are based on Net Assets)
Municipal Bonds Transferred to Tender Option Bond Trusts (i)	Par (000)	Value
New York (concluded)
New York City Municipal Water Finance Authority, Refunding RB, Water & Sewer System:
Second General Resolution, Series CC, 5.00%, 6/15/47	$4,000	$4,573,120
Second Generation Resolution, Series FF-2, 5.50%, 6/15/40	810	955,754
Series A, 4.75%, 6/15/30	4,000	4,462,720
New York Liberty Development Corp., RB, 1 World Trade Center, 5.25%, 12/15/43	4,500	5,168,269
New York State Dormitory Authority, RB, New York University, Series A, 5.00%, 7/01/38	3,359	3,826,889
New York State Dormitory Authority, Refunding LRB, State University Dormitory Facilities, Series A, 5.00%, 7/01/42	1,200	1,383,816
New York State Thruway Authority, Refunding RB, 5.00%, 3/15/31	2,360	2,754,734
		26,020,083
Ohio — 1.7%
County of Montgomery Ohio, RB, Catholic Health, Series C-1 (AGM), 5.00%, 10/01/41	1,740	1,856,180

Municipal Bonds Transferred to Tender Option Bond Trusts (i)	Par (000)	Value
Ohio (concluded)
Ohio Higher Educational Facility Commission, Refunding RB, Hospital, Cleveland Clinic Health, Series A, 5.25%, 1/01/33	$2,600	$2,886,520
		4,742,700
Total Municipal Bonds Transferred to
Tender Option Bond Trusts — 17.6%		49,389,781
Total Long-Term Investments
(Cost — $390,611,407) — 154.5%		433,368,659

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.03% (k)(l)	4,475,537	4,475,537
Total Short-Term Securities
(Cost — $4,475,537) — 1.6%		4,475,537
Total Investments (Cost — $395,086,944) — 156.1%		437,844,196
Liabilities in Excess of Other Assets — (1.5)%		(4,219,104)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (9.7)%		(27,211,293)
VMTP Shares, at Liquidation Value — (44.9)%		(125,900,000)
Net Assets Applicable to Common Shares — 100.0%		$280,513,799

Notes to Schedule of Investments

(a)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(c)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current yield as of report date.
(d)	Security is collateralized by Municipal or US Treasury obligations.
(e)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(f)	Non-income producing security.
(g)	Variable rate security. Rate shown is as of report date.
(h)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
JPMorgan Chase & Co	$8,591,250	$18,908

(i)
Securities represent bonds transferred to a TOB in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(j)
All or a portion of security is subject to a recourse agreement, which may require the Trust to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Trust could ultimately be required to pay under the agreement, which expires on June 15, 2019, is $2,222,160.

(k)	Investments in issuers considered to be an affiliate of the Trust during the year ended April 30, 2013, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at April 30, 2012	Net Activity	Shares Held at April 30, 2013	Income
FFI Institutional Tax-Exempt Fund	4,510,968	(35,431)	4,475,537	$934

(l)	Represents the current yield as of report date.
•	Financial futures contracts as of April 30, 2013 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(33)	10-Year US Treasury Note	Chicago Board of Trade	June 2013	$4,400,859	$(1,590)
(54)	30-Year US Treasury Bond	Chicago Board of Trade	June 2013	$8,012,250	(270,080)
Total					$(271,670)

See Notes to Financial Statements.

22	ANNUAL REPORT	APRIL 30, 2013

Schedule of Investments (concluded)	BlackRock Investment Quality Municipal Trust Inc. (BKN)

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:
•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Trust has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy as of April 30, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$433,368,659	—	$433,368,659
Short-Term Securities	$4,475,537	—	—	4,475,537
Total	$4,475,537	$433,368,659	—	$437,844,196

[1]	See above Schedule of Investments for values in each state or political subdivision.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(271,670)	—	—	$(271,670)

[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Trust’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of April 30, 2013, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$206,000	—	—	$206,000
Liabilities:
TOB trust certificates	—	$(27,198,381)	—	(27,198,381)
VMTP Shares	—	(125,900,000)	—	(125,900,000)
Total	$206,000	$(153,098,381)	—	$(152,892,381)

There were no transfers between levels during the year ended April 30, 2013.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2013	23

Schedule of Investments April 30, 2013	BlackRock Long-Term Municipal Advantage Trust (BTA) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Alabama — 0.3%
County of Jefferson Alabama Limited Obligation School, RB, Series A, 5.25%, 1/01/19	$515	$514,835
Arizona — 0.7%
Salt Verde Financial Corp., RB, Senior, 5.00%, 12/01/37	1,090	1,222,926
California — 5.3%
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 7/01/39	385	453,942
Stanford Hospital and Clinics, Series A, 5.00%, 8/15/51	410	458,405
Sutter Health, Series B, 6.00%, 8/15/42	1,040	1,286,532
California Health Facilities Financing Authority, Refunding RB, Catholic Healthcare West, Series A, 6.00%, 7/01/39	680	816,551
California HFA, RB, Home Mortgage, Series K, AMT, 5.50%, 2/01/42	400	414,160
California Pollution Control Financing Authority, RB:
Poseidon Resources (Channel Side) LP Desalination, AMT, 5.00%, 7/01/37	360	371,740
San Diego County Water Authority Desalination Project Pipeline, 5.00%, 11/21/45	440	454,841
California State Public Works Board, RB, Various Capital Projects, Sub-Series I-1, 6.38%, 11/01/34	400	496,520
California Statewide Communities Development Authority, Refunding RB, Episcopal Communities & Services:
5.00%, 5/15/42	250	272,372
5.00%, 5/15/47	125	135,886
City of Los Angeles Department of Airports, Refunding RB, Senior Series A, 5.25%, 5/15/39	270	313,424
San Marcos Unified School District, GO, CAB, SAN, Election of 2010, Series B, 4.76%, 8/01/38 (a)	3,725	1,135,566
State of California, GO, Various Purpose, 6.50%, 4/01/33	2,000	2,501,300
		9,111,239
Colorado — 1.2%
Colorado Health Facilities Authority, Refunding RB, Evangelical Lutheran Good Samaritan Society Project, 5.00%, 12/01/42	315	337,548
Colorado State Board of Governors, Refunding RB, Series A, 5.00%, 3/01/43	415	530,581
North Range Metropolitan District No. 2, GO, Limited Tax, 5.50%, 12/15/37	1,200	1,213,572
		2,081,701
Delaware — 1.2%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Project, 6.00%, 10/01/40	750	847,815
Delaware State EDA, RB, Exempt Facilities, Indian River Power, 5.38%, 10/01/45	1,165	1,249,835
		2,097,650
District of Columbia — 4.4%
District of Columbia, RB, Methodist Home District of Columbia, Series A:
7.38%, 1/01/30	550	558,046
7.50%, 1/01/39	500	506,710
District of Columbia, Tax Allocation Bonds, City Market at O Street Project, 5.13%, 6/01/41	750	815,340
District of Columbia Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, 6.25%, 5/15/24	4,380	4,423,669
Metropolitan Washington Airports Authority, Refunding RB, First Senior Lien, Series A:
5.00%, 10/01/39	170	188,146
5.25%, 10/01/44	1,000	1,116,860
		7,608,771

Municipal Bonds	Par (000)	Value
Florida — 3.8%
Mid-Bay Bridge Authority, RB, Series A, 7.25%, 10/01/40	$745	$950,307
Sumter Landing Community Development District Florida, RB, Sub-Series B, 5.70%, 10/01/38	1,355	1,277,033
Tampa-Hillsborough County Expressway Authority, Refunding RB:
Series A, 5.00%, 7/01/37	485	543,641
Series B, 5.00%, 7/01/42	890	991,683
Tolomato Community Development District, Refunding, Special Assessment Bonds:
CAB, Series A-2, 6.78%, 5/01/17 (b)	95	72,556
CAB, Series A-3, 7.21%, 5/01/19 (b)	225	140,625
CAB, Series A-4, 7.71%, 5/01/22 (b)	120	55,800
Series A-1, 6.65%, 5/01/40	355	364,326
Tolomato Community Development District, Special Assessment Bonds (c)(d):
Series 1, 6.65%, 5/01/40	25	13,505
Series 2, 6.65%, 5/01/40	815	326,513
Series 3, 6.65%, 5/01/40	275	3
Village Community Development District No. 10, Special Assessment Bonds, 5.13%, 5/01/43	880	903,232
Watergrass Community Development District, Special Assessment Bonds, Series A, 5.38%, 5/01/39	1,755	913,495
		6,552,719
Guam — 0.1%
Territory of Guam, GO, Series A, 6.00%, 11/15/19	200	221,244
Illinois — 7.3%
Chicago Illinois Board of Education, GO, Series A, 5.50%, 12/01/39	720	821,959
Chicago Illinois Transit Authority, RB, Sales Tax Receipts Revenue, 5.25%, 12/01/40	360	411,815
City of Chicago Illinois, GARB, O’Hare International Airport, General Third Lien, Series A, 5.75%, 1/01/39	2,500	2,937,825
City of Chicago Illinois, GO, Project, Series A, 5.00%, 1/01/34	1,570	1,743,485
City of Chicago Illinois, Refunding RB, Sales Tax Revenue, Series A, 5.25%, 1/01/38	280	322,000
Illinois Finance Authority, RB, Advocate Health Care, Series C, 5.38%, 4/01/44	1,845	2,114,370
Illinois Finance Authority, Refunding RB:
Ascension Health, Series A, 5.00%, 11/15/37	335	377,615
Central DuPage Health, Series B, 5.50%, 11/01/39	550	634,645
Illinois State Toll Highway Authority, RB, Series A, 5.00%, 1/01/38 (e)	815	921,659
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
Series B (AGM), 5.00%, 6/15/50	1,095	1,182,294
Series B-2, 5.00%, 6/15/50	600	647,658
Railsplitter Tobacco Settlement Authority, RB, 5.50%, 6/01/23	180	220,000
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34	215	247,456
		12,582,781
Indiana — 3.1%
Carmel Redevelopment Authority, Refunding RB, Series A:
4.00%, 8/01/35	400	419,872
4.00%, 8/01/38	645	674,431
Indiana Finance Authority, RB:
Private Activity, Ohio River Bridges East End Crossing Project, Series A, AMT, 5.00%, 7/01/44	160	169,816
Private Activity, Ohio River Bridges East End Crossing Project, Series A, AMT, 5.00%, 7/01/48	520	545,329
Sisters of St. Francis Health, 5.25%, 11/01/39	290	328,837

See Notes to Financial Statements.

24	ANNUAL REPORT	APRIL 30, 2013

Schedule of Investments (continued)	BlackRock Long-Term Municipal Advantage Trust (BTA) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Indiana (concluded)
Indiana Finance Authority, RB (concluded):
Wastewater Utility (CWA Authority Project), First Lien, Series A, 5.25%, 10/01/38	$540	$629,359
Indiana Finance Authority, Refunding RB, Series A:
Community Health Network Project, 5.00%, 5/01/42	665	735,557
Parkview Health System, 5.75%, 5/01/31	600	692,874
Indiana Municipal Power Agency, RB, Series B, 6.00%, 1/01/39	350	415,790
Indianapolis Local Public Improvement Bond Bank, RB, Series A (e):
5.00%, 1/15/36	140	159,251
5.00%, 1/15/40	445	501,079
		5,272,195
Iowa — 0.6%
Iowa Student Loan Liquidity Corp., Refunding RB, Series A-1, AMT, 5.15%, 12/01/22	975	1,128,787
Louisiana — 2.1%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Projects:
Series A-1, 6.50%, 11/01/35	1,135	1,361,296
6.75%, 11/01/32	2,000	2,285,620
		3,646,916
Maine — 0.9%
Maine Health & Higher Educational Facilities Authority, RB, Maine General Medical Center, 6.75%, 7/01/41	970	1,173,836
Maine State Turnpike Authority, RB, 5.00%, 7/01/42	310	356,419
		1,530,255
Maryland — 1.3%
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 6/01/35	970	1,106,217
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	1,000	1,116,650
		2,222,867
Massachusetts — 0.8%
Massachusetts Development Finance Agency, RB, Wellesley College, Series J, 5.00%, 7/01/42	630	731,424
Massachusetts Health & Educational Facilities Authority, Refunding RB, Partners Healthcare, Series J1, 5.00%, 7/01/39	615	684,267
		1,415,691
Michigan — 2.4%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series B (AGM), 7.50%, 7/01/33	560	693,812
City of Detroit Michigan Water Supply System, RB, Senior Lien, Series A, 5.25%, 7/01/41	1,500	1,626,225
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, 8.25%, 9/01/39	1,400	1,793,638
		4,113,675
Nebraska — 0.2%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3, 5.25%, 9/01/37	285	318,613
New Jersey — 1.1%
New Jersey EDA, RB, Continental Airlines, Inc. Project, AMT, 6.40%, 9/15/23	525	551,492
New Jersey State Turnpike Authority, RB, Series A:
5.00%, 1/01/38	455	510,014
5.00%, 1/01/43	700	779,394
		1,840,900

Municipal Bonds	Par (000)	Value
New York — 5.3%
Metropolitan Transportation Authority, Refunding RB, Transportation, Series D, 5.25%, 11/15/40	$410	$463,866
New York City Industrial Development Agency, RB, AMT:
American Airlines, Inc., JFK International Airport, 7.63%, 8/01/25 (c)(d)(f)	4,000	4,566,440
British Airways Place Project, 7.63%, 12/01/32	1,000	1,019,980
New York City Transitional Finance Authority, RB, Sub-Series E, 5.00%, 2/01/42	850	968,736
New York Liberty Development Corp., Refunding RB, Second Priority, Bank of America Tower at One Bryant Park Project, 6.38%, 7/15/49	420	502,148
New York State Dormitory Authority, RB, New York University, Series A, 5.25%, 7/01/48	1,000	1,148,250
Port Authority of New York & New Jersey, RB, JFK International Air Terminal, 6.00%, 12/01/42	430	503,470
		9,172,890
North Carolina — 0.3%
North Carolina Medical Care Commission, RB, Duke University Health System, Series A, 5.00%, 6/01/42	480	535,450
Ohio — 1.8%
Buckeye Tobacco Settlement Financing Authority, RB, Tobacco Settlement Asset-Backed Bonds, Series A-2, 5.75%, 6/01/34	2,295	2,003,833
State of Ohio, RB, Ford Motor Co. Project, AMT, 5.75%, 4/01/35	1,000	1,037,800
		3,041,633
Oregon — 0.1%
City of Tigard Washington County Oregon, Refunding RB, Water System, 5.00%, 8/01/37	90	104,130
Puerto Rico — 3.3%
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 6.50%, 8/01/44	1,705	1,933,572
Puerto Rico Sales Tax Financing Corp., Refunding RB, CAB (a):
First Sub-Series C, 5.84%, 8/01/38	1,490	348,243
Series A (NPFGC), 5.73%, 8/01/46	9,600	1,466,016
Series C, 5.54%, 8/01/39	8,540	2,034,228
		5,782,059
South Dakota — 0.2%
South Dakota Health and Educational Facilities Authority, RB, (Sanford), Series E, 5.00%, 11/01/42	375	415,343
Tennessee — 0.00%
Rutherford County Health & Educational Facilities Board, RB, Ascension Health, Series C, 5.00%, 11/15/47	75	84,959
Texas — 7.0%
Brazos River Authority, RB, TXU Electric, Series A, AMT, 8.25%, 10/01/30	1,500	133,140
Central Texas Regional Mobility Authority, Refunding RB:
Senior Lien, 6.25%, 1/01/46	730	862,349
Senior Lien, Series A, 5.00%, 1/01/33 (e)	35	38,579
Senior Lien, Series A, 5.00%, 1/01/43 (e)	65	70,166
Sub Lien, 5.00%, 1/01/33 (e)	125	132,566
Sub Lien, 5.00%, 1/01/42 (e)	110	114,442
City of Dallas Texas, Refunding RB, Waterworks & Sewer System, 5.00%, 10/01/35	525	601,503
City of Houston Texas Airport System, Refunding ARB, Senior Lien, Series A, 5.50%, 7/01/39	250	288,250
HFDC of Central Texas, Inc., RB, Village at Gleannloch Farms, Series A, 5.50%, 2/15/27	1,150	1,162,823
Houston Higher Education Finance Corp., RB, Cosmos Foundation, Inc. Series A, 6.88%, 5/15/41	200	253,370
Matagorda County Navigation District No. 1 Texas, Refunding RB, Central Power & Light Co. Project, Series A, 6.30%, 11/01/29	700	825,601

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2013	25

Schedule of Investments (continued)	BlackRock Long-Term Municipal Advantage Trust (BTA) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Texas (concluded)
Midland County Fresh Water Supply District No. 1, RB, CAB, City of Midland Project, Series A, 4.51%, 9/15/37 (a)	$5,200	$1,753,336
North Texas Tollway Authority, Refunding RB, Toll, Second Tier, Series F, 6.13%, 1/01/31	2,290	2,528,618
Tarrant County Cultural Education Facilities Finance Corp., RB, Scott & White Healthcare, 6.00%, 8/15/45	1,390	1,666,249
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, Scott & White Healthcare, 5.00%, 8/15/43	125	139,136
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, LBJ Infrastructure Group LLC, LBJ Freeway Managed Lanes Project, 7.00%, 6/30/40	1,000	1,223,640
University of Texas System, Refunding RB, Financing System, Series B, 5.00%, 8/15/43	170	198,587
		11,992,355
Utah — 1.1%
County of Utah, RB, IHC Health Services, Inc., 5.00%, 5/15/43	710	800,511
Utah State Charter School Finance Authority, RB, Ogden Preparatory Academy:
3.25%, 10/15/36	700	657,300
3.25%, 10/15/42	425	386,533
		1,844,344
Virginia — 3.2%
Peninsula Ports Authority, Refunding RB, Virginia Baptist Homes, Series C, 5.38%, 12/01/26	1,600	1,565,984
Route 460 Funding Corp. of Virginia Toll Road, RB, Senior Lien, Series A, 5.13%, 7/01/49	435	471,092
Virginia HDA, RB, Rental Housing, Series F, 5.00%, 4/01/45	1,000	1,074,830
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings Project, AMT:
5.25%, 1/01/32	275	302,483
6.00%, 1/01/37	1,500	1,726,920
5.50%, 1/01/42	400	435,400
		5,576,709
Wisconsin — 2.6%
Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Credit Group, Series A, 5.00%, 11/15/31	2,835	3,133,214
WPPI Energy Wisconsin, Refunding RB, Power Supply System, Series A:
5.00%, 7/01/29	135	157,349
5.00%, 7/01/30	170	197,178
5.00%, 7/01/31	365	422,319
5.00%, 7/01/37	445	503,718
		4,413,778
Wyoming — 0.1%
Wyoming Municipal Power Agency, RB, Series A, 5.00%, 1/01/42	100	108,397
Total Municipal Bonds — 61.8%		106,555,812

Municipal Bonds Transferred to Tender Option Bond Trusts (g)
Arizona — 0.5%
Salt River Project Agricultural Improvement & Power District, RB, Series A, 5.00%, 1/01/38	820	925,929
California — 13.8%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area, Series F-1, 5.63%, 4/01/44	1,090	1,259,635

Municipal Bonds Transferred to Tender Option Bond Trusts (g)	Par (000)	Value
California (concluded)
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/39 (h)	$840	$976,021
City of Los Angeles California Department of Airports, Refunding RB, Senior, Los Angeles International Airport, Series A, 5.00%, 5/15/40	2,040	2,304,109
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	553	662,548
San Francisco City & County Public Utilities Commission, RB, Series B, 5.00%, 11/01/39	3,225	3,657,505
University of California, RB, Series B (NPFGC), 4.75%, 5/15/38	14,500	14,844,665
		23,704,483
Colorado — 3.0%
Colorado Health Facilities Authority, Refunding RB:
Catholic Health, Series A, 5.50%, 7/01/34 (h)	740	863,206
Sisters of Leavenworth, Series A, 5.00%, 1/01/40	3,930	4,289,988
		5,153,194
Florida — 1.3%
County of Miami-Dade Florida, RB, Water & Sewer System, 5.00%, 10/01/34	1,950	2,201,806
Illinois — 6.9%
City of Chicago Illinois, RB, O’Hare International, Third Lien, Series A (NPFGC), 5.00%, 1/01/33	4,995	5,374,370
City of Chicago Illinois Waterworks, Refunding RB, 5.00%, 11/01/42	3,299	3,735,555
Illinois Finance Authority, RB, Carle Foundation, Series A (AGM), 6.00%, 8/15/41	2,340	2,761,411
		11,871,336
Indiana — 7.5%
Carmel Redevelopment Authority, RB, Performing Arts Center:
4.75%, 2/01/33	5,365	5,803,964
5.00%, 2/01/33	6,580	7,158,711
		12,962,675
Maryland — 0.9%
Maryland Health & Higher Educational Facilities Authority, RB, Ascension Health, Series B, 5.00%, 11/15/51	1,440	1,610,640
Massachusetts — 4.0%
Massachusetts HFA, Refunding HRB, Series D, AMT, 5.45%, 6/01/37	5,090	5,172,147
Massachusetts School Building Authority, RB, Senior, Series B, 5.00%, 10/15/41	1,560	1,800,349
		6,972,496
Michigan — 0.7%
Detroit Water and Sewerage Department, Refunding RB, Senior Lien, Series A:
5.00%, 7/01/32	550	600,670
5.25%, 7/01/39	475	518,048
		1,118,718
Nebraska — 3.1%
Omaha Public Power District, RB, System, Sub-Series B (NPFGC), 4.75%, 2/01/36 (h)	5,000	5,409,100
New Hampshire — 0.5%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth College, 5.25%, 6/01/39 (h)	660	772,066
New Jersey — 0.6%
New Jersey Transportation Trust Fund Authority, RB, Transportation, Series B, 5.25%, 6/15/36 (h)	860	982,584

See Notes to Financial Statements.

26	ANNUAL REPORT	APRIL 30, 2013

Schedule of Investments (continued)	BlackRock Long-Term Municipal Advantage Trust (BTA) (Percentages shown are based on Net Assets)
Municipal Bonds Transferred to Tender Option Bond Trusts (g)	Par (000)	Value
New York — 26.5%
Hudson New York Yards Infrastructure Corp., RB, Series A, 5.75%, 2/15/47	$1,510	$1,792,590
New York City Municipal Water Finance Authority, Refunding RB:
Second General Resolution, Series CC, 5.00%, 6/15/47	4,780	5,464,878
Second General Resolution, Series HH, 5.00%, 6/15/31 (h)	2,835	3,291,638
Series D, 5.00%, 6/15/39 (h)	7,500	8,084,475
Series FF-2, 5.50%, 6/15/40	495	584,072
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Construction, 5.25%, 12/15/43	6,135	7,046,074
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51	2,220	2,632,831
New York State Dormitory Authority, ERB:
Series B, 5.75%, 3/15/36	11,250	13,528,800
Series F, 5.00%, 3/15/35	3,000	3,211,391
		45,636,749
North Carolina — 9.6%
University of North Carolina at Chapel Hill, Refunding RB, General, Series A, 4.75%, 12/01/34	15,170	16,491,116
Ohio — 4.8%
County of Allen Ohio, Refunding RB, Catholic Healthcare, Series A, 5.25%, 6/01/38	2,650	2,975,844
State of Ohio, Refunding RB, Cleveland Clinic Health, Series A, 5.50%, 1/01/39	4,634	5,359,447
		8,335,291
South Carolina — 1.5%
South Carolina State Housing Finance & Development Authority, Refunding RB, Series B-1, 5.55%, 7/01/39	2,399	2,584,567

Municipal Bonds Transferred to Tender Option Bond Trusts (g)	Par (000)	Value
Texas — 8.0%
County of Harris Texas, RB, Senior Lien, Toll Road, Series A, 5.00%, 8/15/38 (h)	$2,130	$2,432,822
Harris County Texas Metropolitan Transit Authority, Refunding RB, Series A, 5.00%, 11/01/41	1,170	1,329,424
New Caney ISD, GO, School Building (PSF-GTD), 5.00%, 2/15/35 (h)	9,150	10,065,458
		13,827,704
Utah — 0.6%
City of Riverton Utah Hospital, RB, IHC Health Services, Inc., 5.00%, 8/15/41	960	1,079,245
Virginia — 0.6%
Virginia Small Business Financing Authority, Refunding RB, Sentara Healthcare, 5.00%, 11/01/40	1,000	1,109,837
Wisconsin — 1.3%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., 5.25%, 4/01/39 (h)	1,990	2,207,852
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 95.7%		164,957,388
Total Long-Term Investments
(Cost — $252,196,539) — 157.5%		271,513,200

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.03% (i)(j)	920,424	920,424
Total Short-Term Securities
(Cost — $920,424) — 0.5%		920,424
Total Investments (Cost — $253,116,963) — 158.0%		272,433,624
Other Assets Less Liabilities — 0.9%		1,598,324
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (58.9)%		(101,604,042)
Net Assets — 100.0%		$172,427,906

Notes to Schedule of Investments

(a)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(b)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current yield as of report date.
(c)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(d)	Non-income producing security.
(e)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
First Clearing LLC	$660,330	$5,273
JPMorgan Chase & Co	$1,277,412	$15,391

(f)	Variable rate security. Rate shown is as of report date.
(g)
Securities represent bonds transferred to a TOB in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(h)
All or a portion of security is subject to a recourse agreement, which may require the Trust to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire from June 15, 2013 to February 15, 2031, is $22,744,362.

(i)	Investments in issuers considered to be an affiliate of the Trust during the year ended April 30, 2013, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at April 30, 2012	Net Activity	Shares Held at April 30, 2013	Income
FFI Institutional Tax-Exempt Fund	3,415,500	(2,495,076)	920,424	$266

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2013	27

Schedule of Investments (concluded)	BlackRock Long-Term Municipal Advantage Trust (BTA)
(j)	Represents the current yield as of report date.
•	Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:
•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Trust has the ability to access.
•	Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Trust’s investments categorized in the disclosure hierarchy as of April 30, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$271,513,200	—	$271,513,200
Short-Term Securities	$920,424	—	—	920,424
Total	$920,424	$271,513,200	—	$272,433,624
[1]	See above Schedule of Investments for values in each state or political subdivision.

Certain of the Trust’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of April 30, 2013, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$655,075	—	—	$655,075
Liabilities:
TOB trust certificates	—	$(101,512,870)	—	(101,512,870)
Total	$655,075	$(101,512,870)	—	$(100,857,795)

There were no transfers between levels during the year ended April 30, 2013.

See Notes to Financial Statements.

28	ANNUAL REPORT	APRIL 30, 2013

Schedule of Investments April 30, 2013	BlackRock Municipal 2020 Term Trust (BKK) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Alabama — 0.7%
Alabama State 21st Century Authority Tobacco Settlement, RB, Series A, 5.00%, 6/01/20	$1,000	$1,210,440
Courtland IDB Alabama, Refunding RB, International Paper Co. Projects, Series A, 4.75%, 5/01/17	1,165	1,215,375
		2,425,815
Alaska — 2.0%
City of Valdez Alaska, Refunding RB, BP Pipelines Project:
Series B, 5.00%, 1/01/21	3,200	3,915,008
Series C, 5.00%, 1/01/21	2,500	3,058,600
		6,973,608
Arizona — 3.3%
Phoenix Civic Improvement Corp., RB, Junior Lien, Series A:
5.00%, 7/01/20	1,300	1,594,801
5.00%, 7/01/21	5,585	6,800,631
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/18	1,500	1,708,065
5.25%, 12/01/20	1,000	1,161,520
		11,265,017
California — 20.2%
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 5.00%, 8/15/22	815	980,885
California State Department of Water Resources, Refunding RB, Series L, 5.00%, 5/01/20	10,000	12,578,200
California Statewide Communities Development Authority, RB, John Muir Health, Series A, 5.00%, 8/15/22	5,000	5,586,550
Foothill Eastern Transportation Corridor Agency California, Refunding RB, CAB (a):
5.93%, 1/15/21	12,500	7,966,250
5.95%, 1/15/22	10,000	5,997,800
Golden State Tobacco Securitization Corp. California, RB (b):
ARS, Series A-3, 7.88%, 6/01/13	975	981,338
Series 2003-A-1, 6.63%, 6/01/13	1,500	1,508,190
Series 2003-A-1, 6.75%, 6/01/13	11,010	11,071,326
Los Angeles Regional Airports Improvement Corp. Facilities Lease, Refunding RB, LAXFuel Corp. (Los Angeles International Airport):
5.00%, 1/01/19	540	637,832
5.00%, 1/01/20	550	655,556
Los Angeles Unified School District California, GO, Series I, 5.00%, 7/01/20	3,750	4,618,762
Riverside County Asset Leasing Corp. California, RB, Riverside County Hospital Project (NPFGC), 4.92%, 6/01/25 (a)	6,865	3,814,125
San Manuel Entertainment Authority, Series 04-C, 4.50%, 12/01/16 (c)	4,000	4,126,760
State of California, GO, Various Purpose, 5.00%, 11/01/13 (b)	7,050	7,219,129
State of California, GO, Refunding, Various Purpose, 5.25%, 10/01/22	1,000	1,272,820
		69,015,523
Colorado — 1.3%
Colorado Health Facilities Authority, RB, Evangelical Lutheran Good Samaritan Society Project:
4.00%, 12/01/19	555	614,013
4.00%, 12/01/20	580	639,270
E-470 Public Highway Authority Colorado, RB, CAB, Senior Series B (NPFGC), 3.74%, 9/01/22 (a)	4,500	3,183,930
		4,437,213
District of Columbia — 1.6%
Metropolitan Washington Airports Authority, Refunding RB, Series C-2, AMT (AGM), 5.00%, 10/01/24	5,000	5,274,600

Municipal Bonds	Par (000)	Value
Florida — 7.8%
Broward County Florida Airport System Revenue, Refunding RB, Series P-1, AMT, 4.00%, 10/01/19	$1,750	$1,999,217
Broward County School Board Florida, COP, Series A (AGM), 5.25%, 7/01/22	1,250	1,452,625
City of Jacksonville Florida, RB, Better Jacksonville, 5.00%, 10/01/22	5,160	6,086,684
Florida State Board of Education, GO, Refunding, Series B, 5.00%, 6/01/20	5,000	6,245,900
Habitat Community Development District, Special Assessment Bonds, 5.80%, 5/01/25	1,720	1,773,716
Miami Beach Health Facilities Authority, RB, Mount Sinai Medical Center of Florida, 6.75%, 11/15/21	2,005	2,168,668
Miami-Dade County Expressway Authority, Refunding RB, Toll System, Series A, 5.00%, 7/01/20	500	605,850
Miami-Dade County Florida, Refunding RB, Series A, AMT, 5.00%, 10/01/20	1,375	1,653,355
Pine Island Community Development District, RB, 5.30%, 11/01/10	250	100,123
Stevens Plantation Community Development District, Special Assessment Bonds, Series B, 6.38%, 12/31/49 (d)(e)	3,530	2,647,571
Village Community Development District No. 5 Florida, Special Assessment Bonds, Series A, 6.00%, 5/01/22 (b)	1,750	1,767,780
		26,501,489
Georgia — 2.4%
Gainesville & Hall County Development Authority, Refunding RB, ACTS Retirement — Life Communities, Inc. Obligated Group, 5.00%, 11/15/22	6,915	8,092,486
Guam — 0.4%
Guam Power Authority, Refunding RB, Series A, 5.00%, 10/01/20	1,190	1,441,614
Hawaii — 0.9%
Hawaii State Department of Budget & Finance, Refunding RB, Special Purpose Senior Living, Kahala Nui:
5.00%, 11/15/19	1,275	1,446,488
5.00%, 11/15/20	1,440	1,632,312
		3,078,800
Illinois — 13.7%
City of Chicago Illinois, O’Hare International Airport, GARB, Third Lien, Series A (AMBAC):
5.00%, 1/01/21	5,000	5,505,950
5.00%, 1/01/22	7,000	7,743,470
Illinois Finance Authority, RB, Northwestern University, 5.00%, 12/01/21	4,800	4,930,896
Illinois State Toll Highway Authority, RB, Senior Priority, Series A (AGM), 5.00%, 1/01/19	2,250	2,471,287
Lake Cook-Dane & McHenry Counties Community Unit School District 220 Illinois, GO, Refunding (AGM), 5.25%, 12/01/20	1,000	1,273,120
Metropolitan Pier & Exposition Authority Illinois, Refunding RB, CAB, McCormick, Series A (NPFGC), 2.90%, 6/15/22 (a)	13,455	10,342,186
Railsplitter Tobacco Settlement Authority, RB, 5.25%, 6/01/20	10,000	12,135,300
State of Illinois, RB, Build Illinois, Series B, 5.00%, 6/15/20	2,000	2,415,720
		46,817,929
Indiana — 5.0%
City of Vincennes Indiana, Refunding RB, Southwest Indiana Regional Youth Village, 6.25%, 1/01/24	3,765	2,327,523
Indiana Finance Authority, RB, Private Activity, Ohio River Bridges East End Crossing Project, Series B, AMT, 5.00%, 1/01/19	2,465	2,742,879
Indiana Municipal Power Agency, Series A, 5.00%, 1/01/21	600	735,024

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2013	29

Schedule of Investments (continued)	BlackRock Municipal 2020 Term Trust (BKK) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Indiana (concluded)
Indianapolis Airport Authority, Refunding RB, Special Facilities, FedEx Corp. Project, AMT, 5.10%, 1/15/17	$10,000	$11,326,100
		17,131,526
Kansas — 2.3%
Kansas Development Finance Authority, Refunding RB, Adventist Health, 5.25%, 11/15/20	2,500	3,045,075
Wyandotte County, Kansas City Unified Government, RB, Kansas International Speedway (NPFGC), 4.44%, 12/01/20 (a)	6,440	4,616,772
		7,661,847
Kentucky — 1.8%
Kentucky Housing Corp., RB, Series C, AMT, 4.63%, 7/01/22	2,000	2,091,940
Louisville & Jefferson County, RB, Metro Government Catholic Health Initiatives, Series A:
3.50%, 12/01/20	2,115	2,374,447
5.00%, 12/01/20	1,430	1,757,084
		6,223,471
Louisiana — 0.6%
Parish of DeSoto Louisiana, RB, Series A, AMT, 5.85%, 11/01/27	2,000	2,047,200
Maryland — 2.1%
Anne Arundel County Consolidated, Special Taxing District, Special Tax Bonds, The Villages of Dorchester and Farmington Village Project:
4.00%, 7/01/19	285	321,104
5.00%, 7/01/20	500	597,690
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.13%, 6/01/20	1,250	1,452,587
Maryland Health & Higher Educational Facilities Authority, Refunding RB:
Charlestown Community, 5.50%, 1/01/21	1,335	1,561,082
University of Maryland, Medical System, 5.00%, 7/01/19	670	797,890
Maryland State and Local Facilities Loan, GO, Series B, 5.00%, 3/15/20	2,000	2,513,220
		7,243,573
Massachusetts — 1.4%
Massachusetts Development Finance Agency, RB, Waste Management, Inc. Project, AMT, 5.45%, 6/01/14	4,500	4,723,290
Massachusetts State Water Pollution Abatement, Refunding RB, MWRA Program, Sub-Series A, 6.00%, 8/01/23	140	140,664
		4,863,954
Michigan — 2.4%
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital, 5.00%, 5/15/20	1,585	1,835,271
Lansing Board of Water & Light Utilities, RB, Series A, 3.50%, 7/01/20	1,000	1,119,220
Michigan State Building Authority, Refunding RB, Facilities Program:
Series 1-A, 5.00%, 10/15/20	325	393,390
Series 2-A, 4.00%, 10/15/20	1,205	1,375,315
State of Michigan, Refunding RB:
5.00%, 11/01/20	1,000	1,214,550
5.00%, 11/01/21	2,000	2,403,740
		8,341,486
Minnesota — 6.0%
Minnesota Higher Education Facilities Authority, RB, University of St. Thomas, Series 5-Y, 5.00%, 10/01/24	1,250	1,328,538
Minnesota State Trunk Highway, GO, Series B, 5.00%, 10/01/20	15,000	18,985,800
		20,314,338

Municipal Bonds	Par (000)	Value
Missouri — 3.5%
Missouri Development Finance Board, RB, Branson Landing Project, Series A, 5.50%, 6/01/14 (b)	$5,000	$5,278,150
Missouri State Health & Educational Facilities Authority, RB, Coxhealth, Series A, 5.00%, 11/15/20	500	601,515
Missouri State Health & Educational Facilities Authority, Refunding RB, BJC Health System, Series A, 5.00%, 5/15/20	5,500	5,994,670
		11,874,335
Multi-State — 4.6%
Centerline Equity Issuer Trust (c):
5.75%, 5/15/15	1,000	1,081,370
6.00%, 5/15/15	4,000	4,343,040
6.00%, 5/15/19	2,500	2,968,300
6.30%, 5/15/19	2,500	3,005,200
MuniMae TE Bond Subsidiary LLC, 5.80% (c)(f)	5,000	4,200,100
		15,598,010
Nebraska — 1.2%
Central Plains Energy Project, RB, Gas Project No. 3, 5.00%, 9/01/20	3,500	4,070,115
Nevada — 2.6%
County of Clark Nevada, Refunding RB, Alexander Dawson School Nevada Project, 5.00%, 5/15/20	5,000	5,518,050
County of Clark Nevada, Special Assessment Bonds, Special Improvement District No. 142, 5.00%, 8/01/20	1,530	1,664,150
County of Clark Nevada Airport System Revenue, Refunding ARB, Las Vegas McCarran International Airport, Series B:
5.00%, 7/01/19	500	595,770
5.00%, 7/01/20	1,000	1,199,430
		8,977,400
New Hampshire — 2.6%
New Hampshire Business Finance Authority, Refunding RB, Public Service Co. of New Hampshire Project, Series B, AMT (NPFGC), 4.75%, 5/01/21	4,350	4,462,665
New Hampshire Health & Education Facilities Authority, Refunding RB, Elliot Hospital, Series B, 5.60%, 10/01/22	3,935	4,232,683
		8,695,348
New Jersey — 5.2%
Middlesex County Improvement Authority, RB, George Street Student Housing Project, Series A, 5.00%, 8/15/14 (b)	1,000	1,059,230
New Jersey EDA, RB, Continental Airlines, Inc. Project, AMT, 9.00%, 6/01/33 (g)	1,500	1,544,970
New Jersey EDA, Refunding RB:
Cigarette Tax, 5.00%, 6/15/20	2,500	2,959,550
First Mortgage, Winchester, Series A, 4.80%, 11/01/13	265	268,045
School Facilities, Series GG, 5.00%, 9/01/22	2,000	2,414,300
New Jersey Educational Facilities Authority, Refunding RB, University of Medicine & Dentistry, Series B, 6.25%, 12/01/18	2,500	3,025,275
New Jersey Health Care Facilities Financing Authority, Refunding RB:
AtlantiCare Regional Medical Center, 5.00%, 7/01/20	2,110	2,353,009
Capital Health System Obligation Group, Series A, 5.75%, 7/01/13 (b)	4,000	4,036,960
		17,661,339
New York — 9.2%
New York City Industrial Development Agency, RB, American Airlines, Inc., JFK International Airport, AMT (d)(e)(g):
7.63%, 8/01/25	3,885	4,435,155

See Notes to Financial Statements.

30	ANNUAL REPORT	APRIL 30, 2013

Schedule of Investments (continued)	BlackRock Municipal 2020 Term Trust (BKK) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
New York (concluded)
New York City Industrial Development Agency, RB, American Airlines, Inc., JFK International Airport, AMT (d)(e)(g) (concluded):
7.75%, 8/01/31	$5,000	$5,743,900
New York Mortgage Agency, RB, 35th Series, AMT, 4.50%, 10/01/20	4,000	4,173,600
New York State Energy Research & Development Authority, Refunding RB, Brooklyn Union Gas/Keyspan, Series A, AMT (NPFGC), 4.70%, 2/01/24	8,500	9,182,890
New York State Thruway Authority, RB, General, Series I, 5.00%, 1/01/20	875	1,074,894
Port Authority of New York & New Jersey, RB, JFK International Air Terminal, 5.00%, 12/01/20	1,525	1,753,963
Tobacco Settlement Financing Corp. New York, RB, Series B-1C, 5.50%, 6/01/20	5,000	5,022,450
		31,386,852
North Carolina — 2.3%
North Carolina Eastern Municipal Power Agency, Refunding RB, Series B, 5.00%, 1/01/21	1,550	1,827,140
North Carolina Municipal Power Agency No. 1, Refunding RB, Series B, 5.00%, 1/01/20	5,000	6,103,050
		7,930,190
Ohio — 3.9%
Cuyahoga County, RB, Cleveland Clinic Health System, Series A (b):
6.00%, 7/01/13	1,530	1,544,917
6.00%, 7/01/13	1,470	1,484,333
6.00%, 7/01/13	5,100	5,149,725
6.00%, 7/01/13	4,900	4,947,775
		13,126,750
Oklahoma — 1.0%
Canadian County Educational Facilities Authority, RB, Mustang Public Schools Project, 4.50%, 9/01/20	1,500	1,730,280
Oklahoma County Finance Authority, Refunding RB, Epworth Villa Project, Series A:
2.25%, 4/01/14	225	224,714
2.50%, 4/01/15	225	224,370
Tulsa County Industrial Authority Education Facilities, RB, Broken Arrow Public School, 4.00%, 9/01/22	1,100	1,228,502
		3,407,866
Pennsylvania — 6.1%
Lancaster County Hospital Authority, RB, General Hospital Project, 5.75%, 9/15/13 (b)	7,500	7,654,575
Pennsylvania Economic Development Financing Authority, Refunding RB, Amtrak Project, Series A, AMT, 4.00%, 11/01/20	2,175	2,398,177
Pennsylvania Higher Educational Facilities Authority, RB, Shippensburg University Student Services:
4.00%, 10/01/19	1,165	1,256,545
4.00%, 10/01/20	1,210	1,301,609
Pennsylvania Higher Educational Facilities Authority, Refunding RB, Drexel University, Series A, 5.00%, 5/01/20	1,575	1,889,575
Pennsylvania Housing Finance Agency, RB, S/F Mortgage, Series 115A, AMT (h):
2.30%, 10/01/19	460	461,706
2.55%, 4/01/20	850	852,006
2.65%, 10/01/20	865	868,616
Pennsylvania IDA, Refunding RB, Economic Development, 5.00%, 7/01/20	1,500	1,824,300
Pennsylvania Turnpike Commission, RB, Sub-Series A (AGC), 5.00%, 6/01/22	1,000	1,162,750
State Public School Building Authority, RB, Community College Allegheny County Project (AGM), 5.00%, 7/15/20	995	1,186,279
		20,856,138

Municipal Bonds	Par (000)	Value
Puerto Rico — 3.0%
Puerto Rico Electric Power Authority, RB, Series NN, 5.13%, 7/01/13 (b)	$9,000	$9,074,880
Puerto Rico Sales Tax Financing Corp., Refunding RB, Sales Tax, Series C, 5.00%, 8/01/22	1,100	1,303,896
		10,378,776
Rhode Island — 0.7%
Rhode Island Student Loan Authority, RB, Student Loan Program, Senior Series A, AMT, 5.00%, 12/01/20	2,000	2,321,620
South Carolina — 0.7%
South Carolina State Ports Authority, RB, 5.00%, 7/01/20	2,000	2,430,900
Texas — 12.7%
Central Texas Regional Mobility Authority, Refunding RB, Senior Lien:
5.75%, 1/01/19	800	956,224
5.75%, 1/01/20	1,140	1,383,424
City of Dallas Texas, Refunding RB (AGC), 5.00%, 8/15/21	2,500	2,909,000
City of Frisco Texas, GO, Refunding, 3.00%, 2/15/20	2,250	2,482,470
City of Houston Texas, Refunding RB, Subortinate Lien, Series B, 5.00%, 7/01/20	250	303,488
Love Field Airport Modernization Corp., RB, Southwest Airlines Co., Love Field Modernization Porgram Project, 5.00%, 11/01/20	3,715	4,189,591
Lower Colorado River Authority, Refunding RB, LCRA Transmission Corporation Project, Series B, 5.00%, 5/15/20	5,000	6,119,300
North Texas Tollway Authority, Refunding RB, Series C:
5.25%, 1/01/20	1,000	1,189,880
5.38%, 1/01/21	5,000	5,980,050
Texas Municipal Gas Acquisition & Supply Corp. III, RB, 5.00%, 12/15/20	5,000	5,705,400
Texas State Turnpike Authority, RB, CAB, First Tier, Series A (AMBAC) (a):
2.99%, 8/15/21	7,990	6,244,744
3.56%, 8/15/24	8,450	5,673,837
		43,137,408
US Virgin Islands — 0.3%
Virgin Islands Public Finance Authority, RB, Senior Lien, Matching Fund Loan Note, Series A, 5.25%, 10/01/17	1,000	1,053,180
Virginia — 5.1%
Charles City County EDA, RB, Waste Management, Inc. Project, Mandatory Put Bonds, AMT, 5.13%, 5/01/14 (i)	10,000	10,456,400
Hanover County Economic Development Authority, Refunding RB, Covenant Woods, Series A, 3.00%, 7/01/15	465	472,235
Norfolk Virginia Water Revenue, Refunding RB, 5.00%, 11/01/20	2,000	2,515,360
Roanoke EDA, RB, Carilion Clinic Obligation Group, 5.00%, 7/01/20	1,500	1,802,475
Russell County IDA, Refunding RB, Appalachian Power, Series K, 4.63%, 11/01/21	2,000	2,205,500
		17,451,970
Washington — 1.5%
Washington Health Care Facilities Authority, Refunding RB, Providence Health & Services, Series B:
5.00%, 10/01/20	250	305,618
5.00%, 10/01/42 (g)	4,000	4,834,240
		5,139,858
Wisconsin — 2.7%
State of Wisconsin, Refunding RB, Series A, 5.25%, 5/01/20	1,000	1,218,800
See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2013	31

Schedule of Investments (continued)	BlackRock Municipal 2020 Term Trust (BKK) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Wisconsin (concluded)
Wisconsin Health & Educational Facilities Authority, Refunding RB:
Froedtert & Community Health, Inc., 5.00%, 4/01/20	$1,515	$1,802,441
Wheaton Franciscan Services, Series A, 5.50%, 8/15/17	2,880	2,921,645
Wheaton Franciscan Services, Series A, 5.50%, 8/15/18	3,190	3,235,170
		9,178,056
Total Municipal Bonds — 144.8%		493,827,600

Municipal Bonds Transferred to Tender Option Bond Trusts (j)

Illinois — 1.7%
City of Chicago Illinois, Refunding RB, Second Lien (AGM), 5.00%, 11/01/20	5,000	5,836,950
Total Long-Term Investments
(Cost — $464,876,318) — 146.5%		499,664,550
Short-Term Securities	Shares	Value
FFI Institutional Tax-Exempt Fund, 0.03% (k)(l)	1,959,251	$1,959,251
Total Short-Term Securities
(Cost — $1,959,251) — 0.6%		1,959,251
Total Investments (Cost — $466,835,569) — 147.1%		501,623,801
Other Assets Less Liabilities — 1.3%		4,369,748
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (1.1)%		(3,753,310)
AMPS, at Redemption Value — (47.3)%		(161,250,000)
Net Assets Applicable to Common Shares — 100.0%		$340,990,239

Notes to Schedule of Investments

(a)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(b)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(e)	Non-income producing security.
(f)	Security is perpetual in nature and has no stated maturity date.
(g)	Variable rate security. Rate shown is as of report date.
(h)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
JPMorgan Chase & Co.	$2,182,328	$7,329

(i)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.
(j)
Securities represent bonds transferred to a TOB in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(k)	Investments in issuers considered to be an affiliate of the Trust during the year ended April 30, 2013, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at April 30, 2012	Net Activity	Shares Held at April 30, 2013	Income
FFI Institutional Tax-Exempt Fund	3,693,013	(1,733,762)	1,959,251	$1,193

(l)	Represents the current yield as of report date.
•
Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Trust has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

See Notes to Financial Statements.

32	ANNUAL REPORT	APRIL 30, 2013

Schedule of Investments (concluded)	BlackRock Municipal 2020 Term Trust (BKK)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to the Note 1 of the Notes to Financial Statements.

The following table summarizes the Trust’s investments categorized in the disclosure hierarchy as of April 30, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$499,664,550	—	$499,664,550
Short-Term Securities	$1,959,251	—	—	1,959,251
Total	$1,959,251	$499,664,550	—	$501,623,801
[1]	See above Schedule of Investments for values in each state or political subdivision.

Certain of the Trust’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of April 30, 2013, such liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
Bank overdraft	—	$(5,439)	—	$(5,439)
TOB trust certificates	—	(3,750,000)	—	(3,750,000)
Total	—	$(3,755,439)	—	$(3,755,439)

There were no transfers between levels during the year ended April 30, 2013.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2013	33

Schedule of Investments April 30, 2013	BlackRock Municipal Income Trust (BFK) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Alabama — 1.1%
Alabama State Docks Department, Refunding RB, 6.00%, 10/01/40	$4,080	$4,864,707
County of Jefferson Alabama Limited Obligation School, RB, Series A, 5.25%, 1/01/19	2,910	2,909,069
		7,773,776
Arizona — 3.2%
Salt Verde Financial Corp., RB:
5.00%, 12/01/32	10,030	11,383,548
Senior, 5.00%, 12/01/37	9,460	10,613,647
		21,997,195
California — 16.0%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area Toll Bridge, Series F-1, 5.63%, 4/01/44	4,445	5,135,975
California County Tobacco Securitization Agency, RB, CAB, Stanislaus, Sub-Series C, 11.08%, 6/01/55 (a)	17,855	191,227
California Health Facilities Financing Authority, RB:
Stanford Hospital and Clinics, Series A, 5.00%, 8/15/51	2,305	2,577,128
Sutter Health, Series B, 6.00%, 8/15/42	6,230	7,706,821
California Pollution Control Financing Authority, RB:
Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 7/01/37	2,015	2,080,709
Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 11/21/45	5,035	5,165,407
San Diego County Water Authority Desalination Project Pipeline, 5.00%, 11/21/45	2,415	2,496,458
California State Public Works Board, RB, Various Capital Projects, Sub-Series I-1, 6.38%, 11/01/34	2,315	2,873,610
California Statewide Communities Development Authority, RB, Kaiser Permanente, Series A, 5.00%, 4/01/42	3,680	4,084,800
California Statewide Communities Development Authority, Refunding RB, Episcopal Communities & Service:
5.00%, 5/15/42	830	904,277
5.00%, 5/15/47	705	766,398
City of Los Angeles Department of Airports, Refunding RB, Series A, 5.25%, 5/15/39	1,560	1,810,895
Foothill Eastern Transportation Corridor Agency California, Refunding RB, CAB (a):
6.05%, 1/15/32	54,635	17,910,446
6.09%, 1/15/38	75,000	17,036,250
Murrieta Community Facilities District Special Tax California, Special Tax Bonds, District No. 2, The Oaks Improvement Area A, 6.00%, 9/01/34	5,000	5,067,300
San Marcos Unified School District, GO, CAB, Election of 2010, Series B (a):
4.57%, 8/01/34	3,500	1,339,695
4.72%, 8/01/36	4,000	1,351,920
State of California, GO, Various Purpose:
6.00%, 3/01/33	4,970	6,116,331
6.50%, 4/01/33	20,410	25,525,766
		110,141,413
Colorado — 2.4%
City of Colorado Springs Colorado, RB, Subordinate Lien, Improvement, Series C (AGM), 5.00%, 11/15/15 (b)	2,115	2,355,222
Colorado Health Facilities Authority, Refunding RB:
Catholic Health Initiative, Series A, 5.50%, 7/01/34	4,205	4,906,226
Evangelical Lutheran Good Samaritan Society Project, 5.00%, 12/01/42	3,450	3,696,951
Colorado State Board of Governors, Refunding RB, Series A, 5.00%, 3/01/43	2,310	2,953,358
Park Creek Metropolitan District Colorado, Refunding RB, Senior, Limited Tax, Property Tax, 5.50%, 12/01/37	2,530	2,663,609
		16,575,366

Municipal Bonds	Par (000)	Value
Connecticut — 0.4%
Connecticut State Health & Educational Facility Authority, RB, Ascension Health Senior Credit, 5.00%, 11/15/40	$2,710	$3,061,839
Delaware — 1.6%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Project, 6.00%, 10/01/40	2,225	2,515,185
Delaware State EDA, RB, Exempt Facilities, Indian River Power, 5.38%, 10/01/45	7,950	8,528,919
		11,044,104
District of Columbia — 4.0%
District of Columbia Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, 6.75%, 5/15/40	23,035	23,668,002
Metropolitan Washington Airports Authority, Refunding RB, First Senior Lien, Series A:
5.00%, 10/01/39	990	1,095,672
5.25%, 10/01/44	2,465	2,753,060
		27,516,734
Florida — 5.1%
County of Miami-Dade Florida, Refunding RB, Miami International Airport, Series A-1, 5.38%, 10/01/41	2,280	2,596,282
Highlands County Florida Health Facilities Authority, Refunding RB, Series 2006G, 5.13%, 11/15/32 (c)	1,000	1,105,110
Miami Beach Health Facilities Authority, RB, Mount Sinai Medical Center of Florida, 6.75%, 11/15/21	6,075	6,570,902
Mid-Bay Bridge Authority, RB, Series A, 7.25%, 10/01/40	4,450	5,676,331
Orange County Health Facilities Authority, Refunding RB, Mayflower Retirement Center:
5.00%, 6/01/32	600	639,378
5.00%, 6/01/36	125	132,408
5.13%, 6/01/42	1,925	2,045,948
Stevens Plantation Community Development District, Special Assessment Bonds, Series A, 7.10%, 5/01/35 (d)(e)	3,590	2,692,572
Tampa-Hillsborough County Expressway Authority, Refunding RB:
Series A, 5.00%, 7/01/37	2,695	3,020,852
Series B, 5.00%, 7/01/42	4,925	5,487,681
Village Community Development District No. 6, Special Assessment Bonds, 5.63%, 5/01/13 (b)	5,015	5,015,702
		34,983,166
Georgia — 1.7%
DeKalb Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/39	1,650	1,879,565
Metropolitan Atlanta Rapid Transit Authority, RB, Third Series, 5.00%, 7/01/39	5,000	5,761,850
Richmond County Development Authority, Refunding RB, International Paper Co. Project, Series A, AMT, 6.00%, 2/01/25	4,000	4,016,120
		11,657,535
Hawaii — 0.5%
State of Hawaii Harbor System, RB, Series A, 5.25%, 7/01/30	2,660	3,089,936
Illinois — 11.5%
Chicago Illinois Board of Education, GO, Series A, 5.50%, 12/01/39	4,110	4,692,017
Chicago Illinois Transit Authority, RB, Sales Tax Receipts Revenue, 5.25%, 12/01/40	2,055	2,350,776
City of Chicago Illinois, GARB, O’Hare International Airport, Third Lien, Series C, 6.50%, 1/01/41	11,385	14,747,560
City of Chicago Illinois, GO, Project, Series A:
5.00%, 1/01/33	4,435	4,932,075
5.00%, 1/01/34	4,430	4,919,515
City of Chicago Illinois, Sales Tax Revenue, Refunding RB, Series A, 5.25%, 1/01/38	1,605	1,845,750

See Notes to Financial Statements.

34	ANNUAL REPORT	APRIL 30, 2013

Schedule of Investments (continued)	BlackRock Municipal Income Trust (BFK) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Illinois (concluded)
Illinois Finance Authority, RB, Advocate Health Care, Series C, 5.38%, 4/01/44	$10,630	$12,181,980
Illinois Finance Authority, Refunding RB:
Ascension Health, Series A, 5.00%, 11/15/37	1,895	2,136,063
Ascension Health, Series A, 5.00%, 11/15/42	3,450	3,861,619
Central Dupage Health, Series B, 5.50%, 11/01/39	3,160	3,646,324
Friendship Village Schaumburg, Series A, 5.63%, 2/15/37	470	475,057
Illinois State Toll Highway Authority, RB, Series A, 5.00%, 1/01/38 (f)	4,550	5,145,458
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
Series B (AGM), 5.00%, 6/15/50	3,905	4,215,174
Series B-2, 5.00%, 6/15/50	6,155	6,645,677
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	2,625	3,208,328
6.00%, 6/01/28	2,245	2,741,572
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34	1,240	1,427,190
		79,172,135
Indiana — 3.9%
Carmel Redevelopment Authority, Refunding RB, Multipurpose, Series A:
4.00%, 8/01/35	2,215	2,325,041
4.00%, 2/01/38	3,555	3,717,215
City of Vincennes Indiana, Refunding RB, Southwest Indiana Regional Youth Village, 6.25%, 1/01/24	1,815	1,122,033
Indiana Finance Authority, RB:
First Lien, CWA Authority Project, Series A, 5.25%, 10/01/38	3,080	3,589,678
Ohio River Bridges East End Crossing Project, Series A, AMT, 5.00%, 7/01/44	880	933,988
Ohio River Bridges East End Crossing Project, Series A, AMT, 5.00%, 7/01/48	2,905	3,046,503
Sisters of St. Francis Health, 5.25%, 11/01/39	1,655	1,876,638
Indiana Finance Authority, Refunding RB, Community Health Network Project, Series A, 5.00%, 5/01/42	3,695	4,087,039
Indiana Municipal Power Agency, RB, Series B, 6.00%, 1/01/39	2,150	2,554,135
Indianapolis Local Public Improvement Bond Bank, RB, Series A (f):
5.00%, 1/15/36	780	887,258
5.00%, 1/15/40	2,490	2,803,790
		26,943,318
Iowa — 1.0%
Iowa Finance Authority, RB, Alcoa, Inc. Project, 4.75%, 8/01/42	2,265	2,250,662
Iowa Student Loan Liquidity Corp., Refunding RB, Senior Series A-1, AMT, 5.15%, 12/01/22	3,830	4,434,106
		6,684,768
Kansas — 0.5%
Kansas Development Finance Authority, Refunding RB, Sisters of Leavenworth, Series A, 5.00%, 1/01/40	3,275	3,572,927
Kentucky — 0.3%
Kentucky Economic Development Finance Authority, RB, Owensboro Medical Health System, Series A, 6.38%, 6/01/40	1,490	1,782,547
Louisiana — 2.9%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Projects, Series A-1, 6.50%, 11/01/35	6,535	7,837,948
Parish of St. John the Baptist Louisiana, RB, Marathon Oil Corp., Series A, 5.13%, 6/01/37	4,340	4,602,830

Municipal Bonds	Par (000)	Value
Louisiana (concluded)
State of Louisiana Gasoline & Fuels Tax Revenue, RB, Second Lien, Series B, 5.00%, 5/01/45	$6,355	$7,294,587
		19,735,365
Maine — 0.3%
Maine State Turnpike Authority, RB, Series A, 5.00%, 7/01/42	1,715	1,971,804
Maryland — 1.2%
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 6/01/35	855	975,068
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	1,760	1,965,304
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Charlestown Community, 6.25%, 1/01/41	4,295	4,912,320
Montgomery County Housing Opportunities Commission, RB, Series D, AMT, 5.50%, 1/01/38	510	528,345
		8,381,037
Massachusetts — 0.6%
Massachusetts Health & Educational Facilities Authority, Refunding RB, Partners Healthcare, Series J1, 5.00%, 7/01/39	3,535	3,933,147
Michigan — 2.5%
City of Detroit Michigan Water Supply System, RB, Senior Lien, Series A,, 5.25%, 7/01/41	6,015	6,521,162
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital, 5.50%, 5/15/36	2,700	3,005,883
Lansing Board of Water & Light Utilities System, RB, Series A, 5.50%, 7/01/41	2,870	3,395,440
Michigan State Hospital Finance Authority, Refunding RB, Henry Ford Health System, Series A, 5.25%, 11/15/46	4,230	4,462,650
		17,385,135
Mississippi — 2.0%
City of Gulfport Mississippi, RB, Memorial Hospital at Gulfport Project, Series A, 5.75%, 7/01/31	14,025	14,049,123
Missouri — 0.3%
Missouri State Health & Educational Facilities Authority, RB, Senior Living Facilities, Lutheran Senior Home, 5.50%, 2/01/42	2,035	2,198,940
Multi-State — 2.5%
Centerline Equity Issuer Trust, 6.80%, 10/31/52 (g)(h)	16,000	17,215,040
Nebraska — 1.3%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3:
5.25%, 9/01/37	1,610	1,799,883
5.00%, 9/01/42	2,815	3,044,479
Douglas County Hospital Authority No. 2, Refunding RB, Health Facilities, Immanuel Obligation Group, 5.63%, 1/01/40	3,280	3,682,915
Lancaster County Hospital Authority No. 1, Refunding RB, Immanuel Obligation Group, 5.63%, 1/01/40	600	673,704
		9,200,981
Nevada — 0.7%
County of Clark Nevada, Refunding RB, Alexander Dawson School Nevada Project, 5.00%, 5/15/29	4,550	4,973,651
New Jersey — 7.1%
Middlesex County Improvement Authority, RB, Subordinate, Heldrich Center Hotel, Series B, 6.25%, 1/01/37 (d)(e)	3,680	257,563
New Jersey EDA, RB, Continental Airlines, Inc. Project, AMT:
6.25%, 9/15/29	3,830	4,023,721
7.00%, 11/15/30 (c)	15,410	15,467,788
New Jersey EDA, Refunding RB, Special Assessment, Kapkowski Road Landfill Project, 6.50%, 4/01/28	8,000	9,593,680

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2013	35

Schedule of Investments (continued)	BlackRock Municipal Income Trust (BFK) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
New Jersey (concluded)
New Jersey State Turnpike Authority, RB, Series A:
5.00%, 1/01/38	$2,535	$2,841,507
5.00%, 1/01/43	3,900	4,342,338
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series A, 5.50%, 6/15/41	8,000	9,375,680
Tobacco Settlement Financing Corp. New Jersey, Refunding RB, Series 1A, 4.50%, 6/01/23	3,080	3,074,949
		48,977,226
New York — 6.7%
Albany Industrial Development Agency, RB, New Covenant Charter School Project, Series A, 7.00%, 5/01/35 (d)(e)	1,820	272,818
Metropolitan Transportation Authority, Refunding RB, Transportation, Series D, 5.25%, 11/15/40	2,375	2,687,027
New York City Industrial Development Agency, RB, American Airlines, Inc., JFK International Airport, AMT (c)(d)(e):
8.00%, 8/01/28	5,000	5,782,200
7.75%, 8/01/31	22,140	25,433,989
New York Liberty Development Corp., Refunding RB, Second Priority, Bank of America Tower at One Bryant Park Project, 6.38%, 7/15/49	2,400	2,869,416
New York State Thruway Authority, Refunding RB, Series I, 5.00%, 1/01/42	3,465	3,869,816
Port Authority of New York & New Jersey, RB, JFK International Air Terminal:
6.00%, 12/01/36	2,525	2,964,350
6.00%, 12/01/42	1,960	2,294,886
		46,174,502
North Carolina — 3.8%
Gaston County Industrial Facilities & Pollution Control Financing Authority North Carolina, RB, Exempt Facilities, National Gypsum Co. Project, AMT, 5.75%, 8/01/35	12,130	11,315,470
North Carolina Capital Facilities Finance Agency, Refunding RB, Duke University Project, Series B, 5.00%, 10/01/38	10,000	11,612,200
North Carolina Medical Care Commission, RB, Duke University Health System, Series A, 5.00%, 6/01/42	2,750	3,067,680
		25,995,350
Ohio — 3.0%
County of Allen Ohio, Refunding RB, Catholic Healthcare, Series A, 5.25%, 6/01/38	6,125	6,878,130
County of Hamilton Ohio, RB, Christ Hospital Project, 5.00%, 6/01/42	3,580	3,836,256
County of Montgomery Ohio, Refunding RB, Catholic Healthcare, Series A, 5.00%, 5/01/39	5,450	6,016,473
Pinnacle Community Infrastructure Financing Authority, RB, Facilities, Series A, 6.25%, 12/01/36	3,760	3,812,452
		20,543,311
Oregon — 0.1%
City of Tigard Washington County Oregon, Refunding RB, Water System, 5.00%, 8/01/37	495	572,715
Pennsylvania — 0.6%
Pennsylvania Economic Development Financing Authority, RB, Aqua Pennsylvania, Inc. Project, 5.00%, 11/15/40	3,725	4,155,126
Puerto Rico — 3.9%
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 6.50%, 8/01/44	10,900	12,361,254
Puerto Rico Sales Tax Financing Corp., RB, CAB, Series A (a):
5.64%, 8/01/33	11,400	3,695,652
5.75%, 8/01/36	40,000	10,708,800
		26,765,706

Municipal Bonds	Par (000)	Value
South Carolina — 1.8%
South Carolina Jobs, EDA, Refunding RB, Palmetto Health Alliance, Series A, 6.25%, 8/01/31	$5,075	$5,149,349
South Carolina State Ports Authority, RB, 5.25%, 7/01/40	6,455	7,274,462
		12,423,811
South Dakota — 0.3%
South Dakota Health and Educational Facilities Authority, RB, Sanford, Series E, 5.00%, 11/01/42	2,095	2,320,380
Tennessee — 0.1%
Rutherford County Health & Educational Facilities Board, RB, Ascension Health, Series C, 5.00%, 11/15/47	415	470,108
Texas — 16.5%
Brazos River Authority, RB, TXU Electric, Series A, AMT, 8.25%, 10/01/30	4,370	387,881
Central Texas Regional Mobility Authority, Refunding RB:
Senior Lien, 6.25%, 1/01/46	4,210	4,973,273
Senior Lien, Series A, 5.00%, 1/01/33 (f)	195	214,939
Senior Lien, Series A, 5.00%, 1/01/43 (f)	365	394,010
Subordinate Lien, 5.00%, 1/01/33 (f)	700	742,371
Subordinate Lien, 5.00%, 1/01/42 (f)	620	645,036
City of Dallas Texas Waterworks & Sewer System, Refunding RB, 5.00%, 10/01/35	2,970	3,402,788
City of Houston Texas Airport System, Refunding ARB, Senior Lien, Series A, 5.50%, 7/01/39	3,000	3,459,000
City of Houston Texas Utility System, Refunding RB, Combined First Lien, Series A (AGC), 6.00%, 11/15/35	16,425	19,865,381
Dallas/Fort Worth International Airport, Refunding RB, Series E, AMT, 5.00%, 11/01/35	3,535	3,773,577
Fort Bend County Industrial Development Corp., RB, NRG Energy Project, Series B, 4.75%, 11/01/42	2,890	2,909,797
Harris County-Houston Sports Authority, Refunding RB (NPFGC) (a):
CAB, Junior Lien, Series H, 5.67%, 11/15/35	5,000	1,419,100
CAB, Senior Lien, Series A, 5.46%, 11/15/38	12,580	3,180,727
Third Lien, Series A-3, 5.79%, 11/15/37	26,120	6,441,453
Lower Colorado River Authority, Refunding RB:
(NPFGC), 5.00%, 5/15/13 (b)	55	55,110
LCRA Transmission Services Project (AMBAC), 4.75%, 5/15/34	140	140,174
Series A (NPFGC), 5.00%, 5/15/13 (b)	5	5,010
Midland County Fresh Water Supply District No. 1, RB, CAB, City of Midland Project, Series A (a):
4.71%, 9/15/40	9,780	2,737,618
4.78%, 9/15/41	5,420	1,419,715
North Texas Tollway Authority, Refunding RB, Toll, Second Tier, Series F, 6.13%, 1/01/31	12,180	13,449,156
San Antonio Energy Acquisition Public Facility Corp., RB, Gas Supply, 5.50%, 8/01/25	6,540	7,870,105
Tarrant County Cultural Education Facilities Finance Corp., RB, Scott & White Healthcare, 6.00%, 8/15/45	7,930	9,506,008
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, Scott & White Healthcare, Series A, 5.00%, 8/15/43	705	784,728
Texas Municipal Gas Acquisition & Supply Corp. III, RB, 5.00%, 12/15/29	3,700	4,008,765
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, LBJ Freeway Managed Lanes Project, 7.00%, 6/30/40	6,000	7,341,840
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	6,500	7,815,340
University of Texas System, Refunding RB, Financing System, Series B, 5.00%, 8/15/43	6,000	7,008,960
		113,951,862

See Notes to Financial Statements.

36	ANNUAL REPORT	APRIL 30, 2013

Schedule of Investments (continued)	BlackRock Municipal Income Trust (BFK) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Utah — 1.3%
County of Utah, RB, IHC Health Services, Inc., 5.00%, 5/15/43	$3,940	$4,442,271
Utah State Charter School Finance Authority, RB, Ogden Preparatory Academy:
3.25%, 10/15/36	1,940	1,821,660
3.25%, 10/15/42	3,010	2,737,565
		9,001,496
Virginia — 2.1%
City of Norfolk Virginia Parking System, Refunding RB, Series B (AMBAC), 5.50%, 2/01/31	2,240	2,242,710
Route 460 Funding Corp. of Virginia Toll Road, RB, Senior Lien, Series A, 5.13%, 7/01/49	1,685	1,824,804
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings Project, AMT:
5.25%, 1/01/32	3,155	3,470,311
6.00%, 1/01/37	3,580	4,121,582
5.50%, 1/01/42	2,255	2,454,568
		14,113,975
Washington — 1.1%
Washington Health Care Facilities Authority, RB, Swedish Health Services, Series A, 6.75%, 5/15/21 (b)	3,900	5,462,067
Washington Health Care Facilities Authority, Refunding RB, Providence Health & Services, Series A, 5.00%, 10/01/42	1,980	2,228,371
		7,690,438
Wisconsin — 2.9%
Wisconsin Health & Educational Facilities Authority, RB:
Ascension Health Senior Care Group, 5.00%, 11/15/30	3,210	3,707,967
Ascension Health Senior Care Group, 5.00%, 11/15/33	1,640	1,860,777
Aurora Health, Senior Credit Group, 6.40%, 4/15/33	7,500	7,518,900
WPPI Energy Wisconsin, Refunding RB, Power Supply System, Series A:
5.00%, 7/01/29	740	862,507
5.00%, 7/01/30	935	1,084,478
5.00%, 7/01/31	2,035	2,354,576
5.00%, 7/01/37	2,470	2,795,917
		20,185,122
Total Municipal Bonds — 118.8%		818,382,110

Municipal Bonds Transferred to Tender Option Bond Trusts (i)
Alabama — 0.7%
Alabama Special Care Facilities Financing Authority-Birmingham, Refunding RB, Ascension Health Senior Credit Group, Series C-2, 5.00%, 11/15/36	4,548	5,026,774
Arizona — 0.8%
Salt River Project Agricultural Improvement & Power District, RB, Series A, 5.00%, 1/01/38	4,760	5,374,904
California — 9.0%
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/39 (j)	5,115	5,943,272
City of Los Angeles California Department of Airports, Refunding RB, Senior, Los Angeles International Airport, Series A, 5.00%, 5/15/40	11,680	13,192,151
Foothill-De Anza Community College District, GO, Series C, 5.00%, 8/01/40	7,001	8,039,513
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/32	4,500	5,069,520
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	3,260	3,903,664

Municipal Bonds Transferred to Tender Option Bond Trusts (i)	Par (000)	Value
California (concluded)
San Francisco City & County Public Utilities Commission, RB, Series B, 5.00%, 11/01/39	$18,540	$21,026,399
University of California, RB, Series C (NPFGC), 4.75%, 5/15/13 (b)	5,000	5,059,200
		62,233,719
Colorado — 2.0%
Colorado Health Facilities Authority, RB, Catholic Health (AGM):
Series C-3, 5.10%, 10/01/41	7,600	8,376,340
Series C-7, 5.00%, 9/01/36	4,860	5,289,867
		13,666,207
Connecticut — 3.1%
Connecticut State Health & Educational Facility Authority, RB, Yale University:
Series T-1, 4.70%, 7/01/29	9,397	10,577,472
Series X-3, 4.85%, 7/01/37	9,366	10,490,822
		21,068,294
Florida — 1.1%
County of Miami-Dade Florida, RB, Water & Sewer System, 5.00%, 10/01/34	6,629	7,486,138
Illinois — 0.9%
City of Chicago Illinois Waterworks, Refunding RB, 5.00%, 11/01/42	5,617	6,361,763
Maryland — 1.3%
Maryland Health & Higher Educational Facilities Authority, RB, Ascension Health, Series B, 5.00%, 11/15/51	8,140	9,104,590
Massachusetts — 2.6%
Massachusetts School Building Authority, RB, Senior Series B, 5.00%, 10/15/41	8,860	10,225,060
Massachusetts Water Resources Authority, Refunding RB, General, Series A, 5.00%, 8/01/41	6,770	7,558,434
		17,783,494
Michigan — 0.9%
Detroit Water and Sewerage Department, Refunding RB, Senior Lien, Series A:
5.00%, 7/01/32	3,063	3,344,642
5.25%, 7/01/39	2,649	2,890,162
		6,234,804
New Hampshire — 0.7%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth College, 5.25%, 6/01/39 (j)	3,988	4,667,489
New Jersey — 0.8%
New Jersey Transportation Trust Fund Authority, RB, Transportation, Series B, 5.25%, 6/15/36 (j)	4,800	5,484,192
New York — 12.9%
Hudson New York Yards Infrastructure Corp., RB, Senior Series A, 5.75%, 2/15/47	3,130	3,715,765
New York City Municipal Water Finance Authority, Refunding RB:
Series FF-2, 5.50%, 6/15/40	3,074	3,628,324
Second General Resolution Series HH, 5.00%, 6/15/31 (j)	16,393	19,035,770
New York City Transitional Finance Authority, RB, Future Tax Secured Revenue, Sub-Series E-1, 5.00%, 2/01/42	4,799	5,469,400
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Construction, 5.25%, 12/15/43	20,864	23,963,543
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51	12,610	14,954,955
New York State Dormitory Authority, ERB, Series F, 5.00%, 3/15/35	16,708	17,887,448
		88,655,205

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2013	37

Schedule of Investments (continued)	BlackRock Municipal Income Trust (BFK) (Percentages shown are based on Net Assets)
Municipal Bonds Transferred to Tender Option Bond Trusts (i)	Par (000)	Value
Texas — 1.1%
Harris County Texas Metropolitan Transit Authority, Refunding RB, Series A, 5.00%, 11/01/41	$6,650	$7,556,129
Utah — 1.2%
City of Riverton Utah Hospital, RB, IHC Health Services, Inc., 5.00%, 8/15/41	7,153	8,043,746
Virginia — 1.8%
University of Virginia, Refunding RB, General, 5.00%, 6/01/40	10,767	12,315,761
Washington — 3.3%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM), 5.00%, 11/01/32	5,459	6,162,476
State of Washington, GO, Various Purpose, Series E, 5.00%, 2/01/34	14,487	16,846,364
		23,008,840
Total Municipal Bonds Transferred to
Tender Option Bond Trusts — 44.2%		304,072,049
Total Long-Term Investments (Cost — $1,029,317,336) — 163.0%		1,122,454,159

Short-Term Securities	Shares	Value
FFI Institutional Tax-Exempt Fund, 0.03% (k)(l)	2,673,310	$2,673,310
Total Short-Term Securities (Cost — $2,673,310) — 0.4%		2,673,310
Total Investments (Cost — $1,031,990,646) — 163.4%		1,125,127,469
Other Assets Less Liabilities — 0.6%		4,742,836
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (24.7)%		(170,363,149)
VMTP Shares, at Liquidation Value — (39.3)%		(270,800,000)
Net Assets Applicable to Common Shares — 100.0%		$688,707,156

Notes to Schedule of Investments

(a)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(b)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Variable rate security. Rate shown is as of report date.
(d)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(e)	Non-income producing security.
(f)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
First Clearing LLC	$3,691,048	$29,472
JPMorgan Chase & Co.	$7,141,814	$86,098

(g)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(h)
Security represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity.

(i)
Securities represent bonds transferred to a TOB in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(j)
All or a portion of security is subject to a recourse agreement, which may require the Trust to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire from October 1, 2016 to June 15, 2019, is $21,392,255.

(k)	Investments in issuers considered to be an affiliate of the Trust during the year ended April 30, 2013, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at April 30, 2012	Net Activity	Shares Held at April 30, 2013	Income
FFI Institutional Tax-Exempt Fund	12,181,066	(9,507,756)	2,673,310	$2,617

(l)	Represents the current yield as of report date.

•	Financial futures contracts as of April 30, 2013 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(325)	10-Year US Treasury Note	Chicago Board of Trade	June 2013	$43,341,797	$(578,770)

See Notes to Financial Statements.

38	ANNUAL REPORT	APRIL 30, 2013

Schedule of Investments (concluded)	BlackRock Municipal Income Trust (BFK)

•
Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Trust has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy as of April 30, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$1,122,454,159	—	$1,122,454,159
Short-Term Securities	$2,673,310	—	—	2,673,310
Total	$2,673,310	$1,122,454,159	—	$1,125,127,469
[1]	See above Schedule of Investments for values in each state or political subdivision.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(578,770)	—	—	$(578,770)

[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Trust’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of April 30, 2013, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$3,661,671	—	—	$3,661,671
Cash pledged for financial futures contracts	428,000	—	—	428,000
Liabilities:
TOB trust certificates	—	$(170,263,014)	—	(170,263,014)
VMTP Shares	—	(270,800,000)	—	(270,800,000)
Total	$4,089,671	$(441,063,014)	—	$(436,973,343)

There were no transfers between levels during the year ended April 30, 2013.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2013	39

Schedule of Investments April 30, 2013	BlackRock Pennsylvania Strategic Municipal Trust (BPS) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Pennsylvania — 119.3%
Corporate — 5.0%
Beaver County IDA, Refunding RB, First Energy, Nuclear Energy Corp. Project, Mandatory Put Bonds, Series A, 3.38%, 1/01/35 (a)	$200	$206,582
Pennsylvania Economic Development Financing Authority, RB:
American Water Co. Project, 6.20%, 4/01/39	210	244,213
Aqua Pennsylvania, Inc. Project, Series A, AMT, 6.75%, 10/01/18	600	763,002
Pennsylvania Economic Development Financing Authority, Refunding RB, AMT:
Amtrak Project, Series A, 5.00%, 11/01/41	160	173,731
Aqua Pennsylvania, Inc. Project, Series A, 5.00%, 12/01/34	180	200,128
		1,587,656
County/City/Special District/School District — 12.6%
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB, Series A:
5.00%, 5/01/35	190	204,693
5.00%, 5/01/42	450	480,582
City of Philadelphia Pennsylvania, GO, Refunding, Series A (AGC), 5.00%, 8/01/24	370	417,075
City of Pittsburgh Pennsylvania, GO, Refunding, Series B, 5.00%, 9/01/26	125	146,219
County of Lycoming Pennsylvania, GO, Series A (AGM):
4.00%, 8/15/38	160	166,082
4.00%, 8/15/42	100	103,374
County of York Pennsylvania, GO, Refunding, 5.00%, 3/01/36	100	111,752
Falls Township Pennsylvania, RB, Water & Sewer Authority, 5.00%, 12/01/37	200	226,354
Marple Newtown School District, GO (AGM), 5.00%, 6/01/31	600	693,714
Owen J. Roberts School District, GO, 4.75%, 11/15/25	700	810,208
Philadelphia School District, GO, Series E, 6.00%, 9/01/38	100	117,015
Philipsburg Osceola Area School District Pennsylvania, GO (AGM):
5.00%, 4/01/41	155	164,636
Series A, 4.00%, 4/01/35	150	154,531
Series A, 4.00%, 4/01/38	110	112,277
Series A, 4.00%, 4/01/41	40	40,910
		3,949,422
Education — 17.2%
Adams County IDA, Refunding RB, Gettysburg College:
5.00%, 8/15/24	100	115,692
5.00%, 8/15/25	100	114,950
Cumberland County Municipal Authority, RB, AICUP Financing Program, Dickinson College Project, 5.00%, 11/01/39	200	223,848
Delaware County Authority, Refunding RB:
Haverford College, 5.00%, 11/15/35	415	470,992
Villanova University, 5.25%, 12/01/31	100	114,252
Pennsylvania Higher Educational Facilities Authority, RB:
Drexel University, Series A (NPFGC), 5.00%, 5/01/37	150	163,492
Shippensburg University Student Services, Inc., Student Housing Project, 5.00%, 10/01/35	130	142,251
Shippensburg University Student Services, Inc., Student Housing Project, 5.00%, 10/01/44	265	286,484
Thomas Jefferson University, 5.00%, 3/01/40	1,000	1,109,690

Municipal Bonds	Par (000)	Value
Pennsylvania (continued)
Education (continued)
Pennsylvania Higher Educational Facilities Authority, Refunding RB:
Drexel University, Series A, 5.25%, 5/01/41	$1,180	$1,337,129
State System of Higher Education, Series AL, 5.00%, 6/15/35	100	114,535
Thomas Jefferson University, 4.00%, 3/01/37	70	71,863
Thomas Jefferson University, 5.00%, 3/01/42	60	67,827
State Public School Building Authority, RB, Community College of Allegheny County Project (AGM), 5.00%, 7/15/34	310	348,796
University of Pittsburgh Pennsylvania, RB, Capital Project, Series B, 5.00%, 9/15/28	610	720,215
		5,402,016
Health — 35.2%
Berks County Municipal Authority, Refunding RB, Reading Hospital & Medical Center Project, Series A-3, 5.50%, 11/01/31	500	587,545
Centre County Hospital Authority, RB, Mount Nittany Medical Center Project, 7.00%, 11/15/46	390	497,235
Cumberland County Municipal Authority, Refunding RB:
Asbury Pennsylvania Obligated Group, 5.25%, 1/01/41	210	216,248
Diakon Lutheran, 6.38%, 1/01/39	500	561,020
Dauphin County General Authority, Refunding RB, Pinnacle Health System Project, Series A, 6.00%, 6/01/29	500	568,555
Franklin County IDA Pennsylvania, Refunding RB, Chambersburg Hospital Project, 5.38%, 7/01/42	415	456,753
Lehigh County General Purpose Authority, Refunding RB, Saint Luke’s Bethlehem Hospital, 5.38%, 8/15/13 (b)	1,900	1,928,557
Montgomery County Higher Education & Health Authority, Refunding RB, Abington Memorial Hospital:
3.25%, 6/01/26	115	113,949
3.75%, 6/01/31	85	85,258
Montgomery County IDA Pennsylvania, RB, Acts Retirement Life Communities, Series A, 4.50%, 11/15/36	375	378,536
Montgomery County IDA Pennsylvania, Refunding RB, Acts Retirement Life Communities:
5.00%, 11/15/27	175	195,806
5.00%, 11/15/28	110	121,883
5.00%, 11/15/29	100	108,709
Pennsylvania Higher Educational Facilities Authority, RB, University of Pennsylvania Health System, Series A, 5.00%, 8/15/42	270	301,423
Pennsylvania Higher Educational Facilities Authority, Refunding RB, University of Pittsburgh Medical Center, Series E, 5.00%, 5/15/31	1,000	1,118,010
Philadelphia Hospitals & Higher Education Facilities Authority, RB, Children’s Hospital of Philadelphia, Series C, 5.00%, 7/01/41	940	1,052,142
Saint Mary Hospital Authority, Refunding RB, Catholic Health East, Series A:
5.00%, 11/15/26	250	276,095
5.00%, 11/15/27	175	192,659
South Fork Municipal Authority, Refunding RB, Conemaugh Valley Memorial, Series B (AGC), 5.38%, 7/01/35	245	273,400
Southcentral General Authority, Refunding RB, Wellspan Health Obligor Group, Series A, 6.00%, 6/01/29	1,250	1,439,425
Union County Hospital Authority, Refunding RB, Evangelical Community Hospital Project, 7.00%, 8/01/41	460	567,074
		11,040,282

See Notes to Financial Statements.

40	ANNUAL REPORT	APRIL 30, 2013

Schedule of Investments (continued)	BlackRock Pennsylvania Strategic Municipal Trust (BPS) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Pennsylvania (continued)
Housing — 12.2%
Pennsylvania HFA, RB, S/F Mortgage:
Series 114C, 3.65%, 10/01/37	$390	$390,835
Series 114C, 3.70%, 10/01/42	675	676,586
Series 115A, AMT, 4.20%, 10/01/33 (c)	750	766,980
Pennsylvania HFA, Refunding RB, S/F Mortgage:
Series 92-A, AMT, 4.75%, 4/01/31	95	96,794
Series 97-A, AMT, 4.65%, 10/01/31	1,300	1,339,117
Series 99-A, AMT, 5.15%, 4/01/38	210	235,053
Series 105-C, 4.88%, 10/01/34	185	188,920
Series 110-B, 4.75%, 10/01/39	150	154,338
		3,848,623
State — 10.4%
Commonwealth of Pennsylvania, GO, First Series:
5.00%, 6/01/28	1,360	1,638,474
5.00%, 3/15/29	275	316,885
Penn Delco Pennsylvania School District, GO (State Aid Withholding):
4.00%, 6/01/32	150	161,973
4.00%, 6/01/34	110	117,965
4.00%, 6/01/38	205	217,007
Pennsylvania Economic Development Financing Authority, Refunding RB, Unemployment Compensation, Series B, 5.00%, 7/01/23	500	547,575
State Public School Building Authority, Refunding RB, Harrisburg School District Project, Series A (AGC), 5.00%, 11/15/33	250	273,247
		3,273,126
Transportation — 21.2%
City of Philadelphia Pennsylvania, ARB, Series A:
5.00%, 6/15/40	1,325	1,429,383
AMT (AGM), 5.00%, 6/15/37	1,150	1,246,496
Delaware River Port Authority Pennsylvania & New Jersey, RB, Series D, 5.00%, 1/01/40	750	837,150
Pennsylvania Turnpike Commission, Motor License Fund, Enhanced Turnpike Subordinate Special, RB, Series A:
5.00%, 12/01/37	140	155,673
5.00%, 12/01/42	215	238,902
Pennsylvania Turnpike Commission, RB:
Senior Lien, Series A, 5.00%, 12/01/42	470	522,128
Series A (AMBAC), 5.25%, 12/01/32	870	926,037
Sub-Series A, 5.13%, 12/01/26	100	115,432
Sub-Series A, 6.00%, 12/01/41	100	113,603
Pennsylvania Turnpike Commission, Refunding RB, Sub-Series B, 5.25%, 6/01/24	250	288,725
Southeastern Pennsylvania Transportation Authority, RB, Capital Grant Receipts:
5.00%, 6/01/28	290	334,512
5.00%, 6/01/29	385	441,402
		6,649,443
Utilities — 5.5%
Bucks County Water & Sewer Authority, RB, Water System (AGM), 5.00%, 12/01/41	100	114,143
City of Philadelphia Pennsylvania Gas Works, RB, Ninth Series, 5.25%, 8/01/40	270	291,049
City of Philadelphia Pennsylvania Water & Wastewater, RB:
Series A, 5.25%, 1/01/36	100	110,985
Series C (AGM), 5.00%, 8/01/40	350	391,916
Erie Pennsylvania Water Authority, Refunding RB (AGM):
4.00%, 12/01/32	160	167,616
4.00%, 12/01/34	185	190,798
4.00%, 12/01/36	130	133,649
Lycoming County Water & Sewer Authority, RB (AGM), 5.00%, 11/15/41	100	108,215

Municipal Bonds	Par (000)	Value
Pennsylvania (concluded)
Utilities (concluded)
Pennsylvania Economic Development Financing Authority, RB, Philadelphia Biosolids Facility, 6.25%, 1/01/32	$185	$212,882
		1,721,253
Total Municipal Bonds in Pennsylvania		37,471,821

Guam — 1.2%
State — 0.5%
Territory of Guam, Limited Obligation Bonds, RB, Section 30, Series A, 5.63%, 12/01/29	150	167,013
Utilities — 0.7%
Guam Power Authority, Refunding RB, Series A, 5.00%, 10/01/34	185	204,751
Total Municipal Bonds in Guam		371,764

Puerto Rico — 6.8%
State — 4.5%
Puerto Rico Public Buildings Authority, Refunding RB, Government Facilities, Series N, 5.00%, 7/01/37	300	284,661
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 6.38%, 8/01/39	1,000	1,127,220
		1,411,881
Utilities — 2.3%
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Refunding RB, Senior Lien, Series A, 6.00%, 7/01/38	200	203,978
Puerto Rico Electric Power Authority, RB, Series WW, 5.50%, 7/01/38	500	505,555
		709,533
Total Municipal Bonds in Puerto Rico		2,121,414
Total Municipal Bonds — 127.3%		39,964,999

Municipal Bonds Transferred to Tender Option Bond Trusts (d)
Pennsylvania — 37.6%
Education — 9.3%
Pennsylvania Higher Educational Facilities Authority, RB, University of Pennsylvania Health System, Series A:
4.00%, 8/15/39	220	225,139
5.75%, 8/15/41	850	1,004,675
Pennsylvania Higher Educational Facilities Authority, Refunding RB, Trustees of the University of Pennsylvania, Series C, 4.75%, 7/15/35	500	535,190
Pennsylvania State University, RB, 5.00%, 3/01/40	1,000	1,158,140
		2,923,144
Health — 13.0%
Geisinger Authority Pennsylvania Health Systems, RB:
Series A, 5.13%, 6/01/34	500	554,290
Series A, 5.25%, 6/01/39	1,000	1,109,116
Series A-1, 5.13%, 6/01/41	1,160	1,307,389
Philadelphia Hospitals & Higher Education Facilities Authority, Refunding RB, Jefferson Health System, Series B, 5.00%, 5/15/40	1,000	1,094,190
		4,064,985

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2013	41

Schedule of Investments (continued)	BlackRock Pennsylvania Strategic Municipal Trust (BPS) (Percentages shown are based on Net Assets)
Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value
Pennsylvania (concluded)
Housing — 4.2%
Pennsylvania HFA, Refunding RB, S/F:
Series 113, 4.85%, 10/01/37	$780	$ 841,620
Series 96-A, AMT, 4.70%, 10/01/37	470	481,651
		1,323,271
State — 11.1%
Commonwealth of Pennsylvania, GO, First Series:
5.00%, 3/15/28	825	956,771
5.00%, 11/15/30	1,180	1,401,628
Pennsylvania Turnpike Commission, RB, Pennsylvania Turnpike, Series C, (NPFGC), 5.00%, 12/01/32	1,000	1,130,490
		3,488,889
Total Municipal Bonds Transferred to Tender Option Bond Trusts in Pennsylvania — 37.6%		11,800,289

Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value
Puerto Rico — 1.1%
State — 1.1%
Puerto Rico Sales Tax Financing Corp., Refunding RB, Series C, 5.25%, 8/01/40	$300	$325,023
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 38.7%		12,125,312
Total Long-Term Investments (Cost — $47,790,857) — 166.0%		52,090,311

Short-Term Securities	Shares
BIF Pennsylvania Municipal Money Fund, 0.03% (e)(f)	1,396,790	1,396,790
Total Short-Term Securities (Cost — $1,396,790) — 4.4%		1,396,790
Total Investments (Cost — $49,187,647) — 170.4%		53,487,101
Liabilities in Excess of Other Assets — (0.2)%		(63,726)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (18.3)%		(5,726,989)
VRDP Shares, at Liquidation Value — (51.9)%		(16,300,000)
Net Assets Applicable to Common Shares — 100.0%		$31,396,386

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.
(b)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
JPMorgan & Chase Co.	$766,980	$16,980

(d)
Securities represent bonds transferred to a TOB in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(e)	Investments in issuers considered to be an affiliate of the Trust during the year ended April 30, 2013, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at April 30, 2012	Net Activity	Shares Held at April 30, 2013	Income
BIF Pennsylvania Municipal Money Fund	1,862,600	(465,810)	1,396,790	—

(f)	Represents the current yield as of report date.

•
For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•	Financial futures contracts as of April 30, 2013 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(28)	10-Year US Treasury Note	Chicago Board of Trade	June 2013	$3,734,063	$(56,382)

•
Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Trust has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

See Notes to Financial Statements.

42	ANNUAL REPORT	APRIL 30, 2013

Schedule of Investments (concluded)	BlackRock Pennsylvania Strategic Municipal Trust (BPS)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy as of April 30, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$52,090,311	—	$52,090,311
Short-Term Securities	$1,396,790	—	—	1,396,790
Total	$1,396,790	$52,090,311	—	$53,487,101
[1]	See above Schedule of Investments for values in sector.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(56,382)	—	—	$(56,382)

[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Trust’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of April 30, 2013, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$36,000	—	—	$36,000
Liabilities:
TOB trust certificates	—	$(5,724,261)	—	(5,724,261)
VRDP Shares	—	(16,300,000)	—	(16,300,000)
Total	$36,000	$(22,024,261)	—	$(21,988,261)

There were no transfers between levels during the year ended April 30, 2013.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2013	43

Schedule of Investments April 30, 2013	BlackRock Strategic Municipal Trust (BSD) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Alabama — 1.1%
Alabama State Docks Department, Refunding RB, 6.00%, 10/01/40	$655	$780,976
County of Jefferson Alabama, RB, Series A, 5.25%, 1/01/19	465	464,851
		1,245,827
Alaska — 1.1%
Northern Tobacco Securitization Corp., Refunding RB, Series A:
4.63%, 6/01/23	725	727,487
5.00%, 6/01/46	530	472,150
		1,199,637
Arizona — 1.9%
Salt Verde Financial Corp., RB, Senior, 5.00%, 12/01/37	1,320	1,480,974
San Luis Facility Development Corp., RB, Senior Lien, Regional Detention Center Project:
6.25%, 5/01/15	90	89,236
7.00%, 5/01/20	210	204,802
7.25%, 5/01/27	420	370,285
		2,145,297
California — 7.7%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area Toll Bridge, Series F-1, 5.63%, 4/01/44	720	831,924
California County Tobacco Securitization Agency, RB, CAB Stanislaus, Sub-Series C, 11.08%, 6/01/55 (a)	3,095	33,147
California Health Facilities Financing Authority, RB:
Stanford Hospital and Clinics, Series A, 5.00%, 8/15/51	370	413,682
Sutter Health, Series B, 6.00%, 8/15/42	1,010	1,249,420
California Pollution Control Financing Authority, RB:
Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 7/01/37	325	335,598
Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 11/21/45	810	830,979
San Diego County Water Authority Desalination Project Pipeline, 5.00%, 11/21/45	390	403,155
California State Public Works Board, RB, Various Capital Projects, Sub-Series I-1, 6.38%, 11/01/34	375	465,488
California Statewide Communities Development Authority, RB, Kaiser Permanente, Series A, 5.00%, 4/01/42	690	765,900
City of Los Angeles Department of Airports, Refunding RB, Series A, 5.25%, 5/15/39	250	290,208
Foothill Eastern Transportation Corridor Agency California, Refunding RB, CAB, 6.05%, 1/15/33 (a)	3,835	1,184,171
State of California, GO, Various Purpose:
6.00%, 3/01/33	800	984,520
6.50%, 4/01/33	650	812,923
		8,601,115
Colorado — 1.9%
Colorado Health Facilities Authority, Refunding RB:
Catholic Health Initiatives, Series A, 5.50%, 7/01/34	680	793,397
Evangelical Lutheran Good Samaritan Society Project, 5.00%, 12/01/42	5	5,358
Colorado State Board of Governors, Refunding RB, Series A, 5.00%, 3/01/43	370	473,049
Park Creek Metropolitan District Colorado, Refunding RB, Senior, Limited Tax, Property Tax, 5.50%, 12/01/37	440	463,236
Regional Transportation District, COP, Refunding, Series A, 5.38%, 6/01/31	320	363,913
		2,098,953

Municipal Bonds	Par (000)	Value
Delaware — 2.1%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Project, 6.00%, 10/01/40	$820	$926,944
Delaware State EDA, RB, Exempt Facilities, Indian River Power, 5.38%, 10/01/45	1,280	1,373,210
		2,300,154
District of Columbia — 1.8%
District of Columbia, Tax Allocation Bonds, City Market O Street Project, Tax Increment Revenue, 5.13%, 6/01/41	690	750,113
Metropolitan Washington Airports Authority, Refunding RB, First Senior Lien, Series A:
5.00%, 10/01/39	160	177,078
5.25%, 10/01/44	1,000	1,116,860
		2,044,051
Florida — 7.4%
Highlands County Florida Health Facilities Authority, Refunding RB, Adventist, Series G, 5.13%, 11/15/32 (b)	1,000	1,105,110
Hillsborough County IDA, RB, National Gypsum Co., Series A, AMT, 7.13%, 4/01/30	1,500	1,504,740
Miami Beach Health Facilities Authority, RB, Mount Sinai Medical Center of Florida, 6.75%, 11/15/21	1,010	1,092,446
Mid-Bay Bridge Authority, RB, Series A, 7.25%, 10/01/40	720	918,418
Sumter Landing Community Development District Florida, RB, Sub-Series B, 5.70%, 10/01/38	1,490	1,404,265
Tampa-Hillsborough County Expressway Authority, Refunding RB:
Series A, 5.00%, 7/01/37	435	487,596
Series B, 5.00%, 7/01/42	790	880,258
Village Community Development District No. 10, Special Assessment Bonds, 5.13%, 5/01/43	785	805,724
		8,198,557
Georgia — 1.4%
DeKalb Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/39	265	301,870
Metropolitan Atlanta Rapid Transit Authority, RB, Third Series, 5.00%, 7/01/39	1,095	1,261,845
		1,563,715
Hawaii — 0.4%
State of Hawaii Harbor System, RB, Series A, 5.25%, 7/01/30	425	493,693
Illinois — 14.7%
Chicago Illinois Board of Education, GO, Series A, 5.50%, 12/01/39	625	713,506
Chicago Transit Authority, RB, Sales Tax Receipts Revenue, 5.25%, 12/01/40	330	377,497
City of Chicago Illinois, GARB, O’Hare International Airport, Third Lien,:
Series A, 5.63%, 1/01/35	800	935,720
Series A, 5.75%, 1/01/39	1,500	1,762,695
Series C, 6.50%, 1/01/41	1,855	2,402,874
City of Chicago Illinois, GO, Project, Series A, 5.00%, 1/01/34	1,430	1,588,015
City of Chicago Illinois, Refunding RB, Series A, 5.25%, 1/01/38	260	299,000
Illinois Finance Authority, Refunding RB:
Ascension Health, Series A 5.00%, 11/15/37	305	343,799
Central DuPage Health, Series B, 5.50%, 11/01/39	2,500	2,884,750
Friendship Village Schaumburg, Series A, 5.63%, 2/15/37	145	146,560
Illinois State Toll Highway Authority, RB, Series A, 5.00%, 1/01/38 (c)	730	825,535

See Notes to Financial Statements.

44	ANNUAL REPORT	APRIL 30, 2013

Schedule of Investments (continued)	BlackRock Strategic Municipal Trust (BSD) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Illinois (concluded)
Metropolitan Pier & Exposition Authority, Refunding RB (AGM):
CAB, Series B, 4.95%, 6/15/44 (a)	$2,980	$650,504
McCormick Place Expansion Project, Series B, 5.00%, 6/15/50	990	1,068,923
McCormick Place Expansion Project, Series B-2, 5.00%, 6/15/50	785	847,353
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	175	213,888
6.00%, 6/01/28	940	1,147,919
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34	200	230,192
		16,438,730
Indiana — 4.7%
Carmel Redevelopment Authority, Refunding RB, Multipurpose, Series A:
4.00%, 8/01/35	355	372,636
4.00%, 8/01/38	570	596,009
Indiana Finance Authority, RB:
First Lien, CWA Authority Project, Series A, 5.25%, 10/01/38	500	582,740
Ohio River Bridges East End Crossing Project, Series A, AMT, 5.00%, 7/01/44	140	148,589
Ohio River Bridges East End Crossing Project, Series A, AMT, 5.00%, 7/01/48	465	487,650
Sisters of St. Francis Health, 5.25%, 11/01/39	270	306,158
Indiana Finance Authority, Refunding RB, Community Health Network Project, Series A, 5.00%, 5/01/42	595	658,130
Indiana Health Facility Financing Authority, Refunding RB, Methodist Hospital, Inc., 5.38%, 9/15/22	1,060	1,061,717
Indiana Municipal Power Agency, RB, Series B, 6.00%, 1/01/39	350	415,790
Indianapolis Local Public Improvement Bond Bank, RB, Series A (c):
5.00%, 1/15/36	125	142,189
5.00%, 1/15/40	400	450,408
		5,222,016
Iowa — 1.0%
Iowa Finance Authority, RB, Alcoa, Inc. Project, 4.75%, 8/01/42	365	362,690
Iowa Student Loan Liquidity Corp., Refunding RB, Senior Series A-1, AMT, 5.15%, 12/01/22	625	723,581
		1,086,271
Kansas — 0.4%
Kansas Development Finance Authority, Refunding RB, Sisters of Leavenworth, Series A, 5.00%, 1/01/40	450	490,937
Kentucky — 3.2%
Kentucky Economic Development Finance Authority, RB, Owensboro Medical Health System, Series A, 6.38%, 6/01/40	320	382,829
Kentucky Economic Development Finance Authority, Refunding RB, Norton Healthcare, Inc., Series B (NPFGC), 3.86%, 10/01/24 (a)	5,000	3,230,250
		3,613,079
Louisiana — 3.1%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp., Series A-1, 6.50%, 11/01/35	1,055	1,265,346
Parish of St. John the Baptist Louisiana, RB, Marathon Oil Corp., Series A, 5.13%, 6/01/37	1,000	1,060,560
State of Louisiana Gasoline & Fuels Tax Revenue, RB, Second Lien, Series B, 5.00%, 5/01/45	1,025	1,176,546
		3,502,452

Municipal Bonds	Par (000)	Value
Maine — 1.0%
Maine State Turnpike Authority, RB, Series A, 5.00%, 7/01/42	$1,000	$1,149,740
Maryland — 1.8%
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 6/01/35	135	153,958
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	1,000	1,116,650
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Charlestown Community, 6.25%, 1/01/41	690	789,174
		2,059,782
Massachusetts — 1.2%
Massachusetts Development Finance Agency, RB, Wellesley College Issue, Series J, 5.00%, 7/01/42	570	661,764
Massachusetts Health & Educational Facilities Authority, Refunding RB, Partners Healthcare, Series J1, 5.00%, 7/01/39	570	634,199
		1,295,963
Michigan — 4.0%
City of Detroit Michigan Water Supply System, RB, Senior Lien, Series A, 5.25%, 7/01/41	1,500	1,626,225
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital, 5.50%, 5/15/36	435	484,281
Lansing Board of Water & Light Utilities System, RB, Series A, 5.50%, 7/01/41	465	550,132
Michigan State Hospital Finance Authority, Refunding RB, Henry Ford Health System, Series A, 5.25%, 11/15/46	500	527,500
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, 8.25%, 9/01/39	1,000	1,281,170
		4,469,308
Missouri — 0.3%
Missouri State Health & Educational Facilities Authority, RB, Senior Living Facilities, Lutheran Senior Home, 5.50%, 2/01/42	330	356,585
Nebraska — 1.4%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3:
5.25%, 9/01/37	260	290,664
5.00%, 9/01/42	455	492,092
Douglas County Hospital Authority No. 2, Refunding RB, Health Facilities, Immanuel Obligation Group, 5.63%, 1/01/40	720	808,445
		1,591,201
Nevada — 0.9%
County of Clark Nevada, Refunding RB, Alexander Dawson School Nevada Project, 5.00%, 5/15/29	880	961,937
New Jersey — 4.7%
Middlesex County Improvement Authority, RB, Subordinate Heldrich Center Hotel, Series B, 6.25%, 1/01/37 (d)(e)	645	45,144
New Jersey EDA, RB, Continental Airlines, Inc. Project, AMT:
6.40%, 9/15/23	470	493,716
6.25%, 9/15/29	145	152,334
New Jersey State Turnpike Authority, RB:
Series A, 5.00%, 1/01/38	410	459,573
Series A, 5.00%, 1/01/43	625	695,887
Series E, 5.25%, 1/01/40	1,355	1,517,302
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series A, 5.50%, 6/15/41	575	673,877
Port Authority of New York & New Jersey, RB, JFK International Air Terminal, 6.00%, 12/01/42	395	462,490
See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2013	45

Schedule of Investments (continued)	BlackRock Strategic Municipal Trust (BSD) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
New Jersey (concluded)
Tobacco Settlement Financing Corp. New Jersey, Refunding RB, Series 1A, 4.50%, 6/01/23	$770	$768,737
		5,269,060
New York — 5.3%
Albany Industrial Development Agency, RB, New Covenant Charter School Project, Series A, 7.00%, 5/01/35 (d)(e)	315	47,219
Metropolitan Transportation Authority, Refunding RB, Transportation, Series D, 5.25%, 11/15/40	385	435,581
New York City Industrial Development Agency, RB, AMT:
American Airlines, Inc., JFK International Airport, 7.75%, 8/01/31 (b)(d)(e)	3,000	3,446,340
British Airways Plc Project, 7.63%, 12/01/32	1,000	1,019,980
New York Liberty Development Corp., Refunding RB, Second Priority, Bank of America Tower at One Bryant Park Project, 6.38%, 7/15/49	385	460,302
Port Authority of New York & New Jersey, RB, JFK International Air Terminal, 6.00%, 12/01/36	410	481,340
		5,890,762
North Carolina — 0.4%
North Carolina Medical Care Commission, RB, Duke University Health System, Series A, 5.00%, 6/01/42	440	490,829
Ohio — 2.4%
County of Hamilton Ohio, RB, Christ Hospital Project, 5.00%, 6/01/42	575	616,158
County of Montgomery Ohio, Refunding RB, Catholic Healthcare, Series A, 5.00%, 5/01/39	885	976,987
State of Ohio, RB, Ford Motor Co. Project, AMT, 5.75%, 4/01/35	1,000	1,037,800
		2,630,945
Oregon — 0.8%
City of Tigard Washington County Oregon, Refunding RB, Water System, 5.00%, 8/01/37	80	92,560
Oregon State Facilities Authority, RB, (AGC), 5.00%, 7/01/44	715	794,916
		887,476
Pennsylvania — 0.6%
Pennsylvania Economic Development Financing Authority, RB, Aqua Pennsylvania, Inc. Project, 5.00%, 11/15/40	600	669,282
Puerto Rico — 3.1%
Puerto Rico Sales Tax Financing Corp., RB, Sub-Series A, 6.50%, 8/01/44	1,770	2,007,286
Puerto Rico Sales Tax Financing Corp., Refunding RB, CAB, Series C, 5.54%, 8/01/39 (a)	5,910	1,407,762
		3,415,048
South Carolina — 3.3%
South Carolina Jobs, EDA, Refunding RB, Palmetto Health, Series C (f):
7.00%, 8/01/13	2,225	2,262,892
7.00%, 8/01/13	275	279,683
South Carolina State Ports Authority, RB, 5.25%, 7/01/40	1,040	1,172,028
		3,714,603
South Dakota — 0.3%
South Dakota Health and Educational Facilities Authority, RB, Sanford, Series E, 5.00%, 11/01/42	335	371,039
Tennessee — 0.1%
Rutherford County Health & Educational Facilities Board, RB, Ascension Health, Series C, 5.00%, 11/15/47	65	73,631

Municipal Bonds	Par (000)	Value
Texas — 17.2%
Brazos River Authority, RB, TXU Electric, Series A, AMT, 8.25%, 10/01/30	$730	$64,795
Central Texas Regional Mobility Authority, Refunding RB:
Senior Lien, 6.25%, 1/01/46	680	803,284
Senior Lien, Series A, 5.00%, 1/01/33 (c)	30	33,068
Senior Lien, Series A, 5.00%, 1/01/43 (c)	60	64,769
Subordinate Lien, 5.00%, 1/01/33 (c)	115	121,961
Subordinate Lien, 5.00%, 1/01/42 (c)	100	104,038
City of Dallas Texas Waterworks & Sewer System, Refunding RB, 5.00%, 10/01/35	475	544,217
City of Houston Texas Airport System, Refunding ARB, Senior Lien, Series A, 5.50%, 7/01/39	485	559,205
City of Houston Texas Utility System, Refunding RB, Combined, First Lien, Series A (AGC), 6.00%, 11/15/35	2,730	3,301,826
Dallas/Fort Worth International Airport, Refunding RB, Series E, AMT, 5.00%, 11/01/35	565	603,132
Fort Bend County Industrial Development Corp., RB, NRG Energy Project, Series B, 4.75%, 11/01/42	465	468,185
Harris County-Houston Sports Authority, Refunding RB, CAB, Senior Lien, Series A (NPFGC), 5.46%, 11/15/38 (a)	4,750	1,200,990
La Joya Independent School District, Refunding GO (PSF-GTD):
4.00%, 2/15/32	1,400	1,519,840
4.00%, 2/15/33	1,000	1,081,370
La Vernia Higher Education Finance Corp., RB, KIPP, Inc., 6.38%, 8/15/44	500	584,515
Midland County Fresh Water Supply District No. 1, RB, City of Midland Project, CAB, Series A, 4.51%, 9/15/37 (a)	4,935	1,663,983
North Texas Tollway Authority, RB, CAB, Special Projects System, Series B, 5.06%, 9/01/37 (a)	640	189,779
North Texas Tollway Authority, Refunding RB, Toll, Second Tier, Series F, 6.13%, 1/01/31	1,025	1,131,805
Tarrant County Cultural Education Facilities Finance Corp., RB, Scott & White Healthcare, 6.00%, 8/15/45	1,270	1,522,400
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, Scott & White Healthcare, Series A, 5.00%, 8/15/43	115	128,005
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, LBJ Freeway Managed Lanes Project 7.00%, 6/30/40	1,000	1,223,640
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	500	601,180
Texas State Public Finance Authority, Refunding ERB, KIPP, Inc., Series A (ACA), 5.00%, 2/15/36	500	508,140
University of Texas System, Refunding RB, Financial System, Series B, 5.00%, 8/15/43	970	1,133,115
		19,157,242
Utah — 0.6%
County of Utah, RB, IHC Health Services, Inc., 5.00%, 5/15/43	635	715,950
Virginia — 6.4%
City of Norfolk Virginia Parking System, Refunding RB, Series B (AMBAC), 5.50%, 2/01/31	355	355,430
Fairfax County EDA, Refunding RB, Goodwin House, Inc., 5.13%, 10/01/42	1,000	1,057,990
Route 460 Funding Corp. of Virginia Toll Road, RB, Senior Lien, Series A, 5.13%, 7/01/49	390	422,358
University of Virginia, Refunding RB, General, 5.00%, 6/01/40	2,500	2,859,450

See Notes to Financial Statements.

46	ANNUAL REPORT	APRIL 30, 2013

Schedule of Investments (continued)	BlackRock Strategic Municipal Trust (BSD) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Virginia (concluded)
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings Project, AMT:
5.25%, 1/01/32	$250	$274,985
6.00%, 1/01/37	1,500	1,726,920
5.50%, 1/01/42	365	397,302
		7,094,435
Washington — 1.1%
Washington Health Care Facilities Authority, RB, Swedish Health Services, Series A, 6.75%, 5/15/21 (f)	630	882,334
Washington Health Care Facilities Authority, Refunding RB, Providence Health & Services, Series A, 5.00%, 10/01/42	320	360,141
		1,242,475
Wisconsin — 3.2%
Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Credit Group, Series A, 5.00%, 11/15/31	2,165	2,392,736
WPPI Energy Wisconsin, Refunding RB, Power Supply System, Series A:
5.00%, 7/01/29	120	139,866
5.00%, 7/01/30	150	173,981
5.00%, 7/01/31	330	381,823
5.00%, 7/01/37	395	447,120
		3,535,526
Wyoming — 1.6%
County of Sweetwater Wyoming, Refunding RB, Idaho Power Co. Project, 5.25%, 7/15/26	975	1,104,383
Wyoming Municipal Power Agency, RB, Series A:
5.00%, 1/01/42	95	102,977
5.38%, 1/01/42	500	564,140
		1,771,500
Total Municipal Bonds — 115.6%		129,058,803

Municipal Bonds Transferred to Tender Option Bond Trusts (g)
Alabama — 0.8%
Alabama Special Care Facilities Financing Authority-Birmingham, Refunding RB, Ascension Health Senior Credit Group, Series C-2, 5.00%, 11/15/36	760	839,637
Arizona — 0.8%
Salt River Project Agricultural Improvement & Power District, RB, Series A, 5.00%, 1/01/38	770	869,470
California — 7.1%
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/39 (h)	855	993,450
City of Los Angeles California Department of Airports, Refunding RB, Senior, Los Angeles International Airport, Series A, 5.00%, 5/15/40	1,880	2,123,394
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/32	740	833,654
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	553	662,549
San Francisco City & County Public Utilities Commission, RB, Series B, 5.00%, 11/01/39	2,970	3,368,307
		7,981,354
Colorado — 2.0%
Colorado Health Facilities Authority, RB, Catholic Health (AGM):
Series C-3, 5.10%,10/01/41	1,210	1,333,601
Series C-7, 5.00%, 9/01/36	780	848,991
		2,182,592

Municipal Bonds Transferred to Tender Option Bond Trusts (g)	Par (000)	Value
Connecticut — 3.1%
Connecticut State Health & Educational Facility Authority, RB, Yale University:
Series T-1, 4.70%, 7/01/29	$1,580	$1,777,915
Series X-3, 4.85%, 7/01/37	1,541	1,726,054
		3,503,969
Illinois — 0.9%
City of Chicago Illinois Waterworks, Refunding RB, 5.00%, 11/01/42	920	1,041,427
Maryland — 1.3%
Maryland Health & Higher Educational Facilities Authority, RB, Ascension Health, Series B 5.00%, 11/15/51	1,320	1,476,420
Massachusetts — 3.5%
Massachusetts School Building Authority, RB, Senior, Series B, 5.00%, 10/15/41	1,430	1,650,320
Massachusetts Water Resources Authority, Refunding RB, General, Series A, 5.00%, 8/01/41	1,980	2,210,591
		3,860,911
Michigan — 0.9%
Detroit Water and Sewerage Department, Refunding RB, Senior Lien, Series A:
5.00%, 7/01/32	500	546,064
5.25%, 7/01/39	425	463,517
		1,009,581
New Hampshire — 0.7%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth College, 5.25%, 6/01/39 (h)	645	754,519
New Jersey — 0.8%
New Jersey Transportation Trust Fund Authority, RB, Transportation, Series B, 5.25%, 6/15/36 (h)	760	868,330
New York — 11.5%
Hudson New York Yards Infrastructure Corp., RB, Senior Series A, 5.75%, 2/15/47	500	593,573
New York City Municipal Water Finance Authority, Refunding RB, Series FF-2, 5.50%, 6/15/40	510	601,771
New York City Transitional Finance Authority, RB, Future Tax Secured Revenue, Sub-Series E-1, 5.00%, 2/01/42	780	888,777
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Construction, 5.25%, 12/15/43	3,375	3,876,202
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51	2,030	2,407,499
New York State Dormitory Authority, ERB, Series F, 5.00%, 3/15/35	4,184	4,479,890
		12,847,712
Tennessee — 1.2%
Shelby County Health Educational & Housing Facilities Board, Refunding RB, St. Jude’s Children’s Research Hospital, 5.00%, 7/01/31	1,280	1,397,120
Texas — 3.3%
County of Harris Texas, RB, Senior Lien, Toll Road, Series A, 5.00%, 8/15/38 (h)	2,140	2,444,244
Harris County Texas Metropolitan Transit Authority, Refunding RB, Series A, 5.00%, 11/01/41	1,080	1,227,161
		3,671,405
Utah — 1.2%
City of Riverton Utah Hospital, RB, IHC Health Services, Inc., 5.00%, 8/15/41	1,155	1,298,466
Virginia — 1.8%
University of Virginia, Refunding RB, General, 5.00%, 6/01/40	1,785	2,041,192

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2013	47

Schedule of Investments (continued)	BlackRock Strategic Municipal Trust (BSD) (Percentages shown are based on Net Assets)
Municipal Bonds Transferred to Tender Option Bond Trusts (g)	Par (000)	Value
Washington — 3.4%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM), 5.00%, 11/01/32	$900	$1,015,793
State of Washington, GO, Various Purpose, Series E, 5.00%, 2/01/34	2,400	2,790,288
		3,806,081
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 44.3%		49,450,186
Total Long-Term Investments (Cost — $162,339,565) — 159.9%		178,508,989
Short-Term Securities	Shares	Value
Money Market Funds — 2.1%
FFI Institutional Tax-Exempt Fund, 0.03% (i)(j)	2,349,913	$2,349,913

	Par (000)
Pennsylvania — 0.2%
Beaver County IDA, Refunding RB, VRDN, Pennsylvania Electric Co. Project, Series B, 0.17%, 5/01/13 (k)	$200	200,000
Total Short-Term Securities
(Cost — $2,549,913) — 2.3%		2,549,913
Total Investments (Cost—$164,889,478) — 162.2%		181,058,902
Other Assets Less Liabilities — 0.7%		835,166
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (24.5)%		(27,390,673)
VMTP Shares, at Liquidation Value — (38.4)%		(42,900,000)
Net Assets Applicable to Common Shares— 100.0%		$111,603,395

Notes to Schedule of Investments

(a)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(b)	Variable rate security. Rate shown is as of report date.
(c)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
First Clearing LLC	$592,597	$4,731
JPMorgan Chase & Co.	$1,149,371	$13,879

(d)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(e)	Non-income producing security.
(f)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(g)
Securities represent bonds transferred to a TOB in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(h)
All or a portion of security is subject to a recourse agreement, which may require the Trust to pay the Liquidity Provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire from October 1, 2016 to February 15, 2031, is $2,755,628.

(i)	Investments in issuers considered to be an affiliate of the Trust during the year ended April 30, 2013, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at April 30, 2012	Net Activity	Shares Held at April 30, 2013	Income
FFI Institutional Tax-Exempt Fund	1,161,303	1,188,610	2,349,913	$517

(j)	Represents the current yield as of report date.
(k)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.

•	Financial futures contracts as of April 30, 2013 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(67)	10-Year US Treasury Note	Chicago Board of Trade	June 2013	$8,935,078	$(126,838)

•
Fair Value Measurements—Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Trust has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

See Notes to Financial Statements.

48	ANNUAL REPORT	APRIL 30, 2013

Schedule of Investments (concluded)	BlackRock Strategic Municipal Trust (BSD)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarizes the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy as of April 30, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$178,508,989	—	$178,508,989
Short-Term Securities	$2,349,913	200,000	—	2,549,913
Total	$2,349,913	$178,708,989	—	$181,058,902
[1]	See above Schedule of Investments for values in each state or political subdivision.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(126,838)	—	—	$(126,838)

[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Trust’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of April 30, 2013, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$587,881	—	—	$587,881
Cash pledged for financial futures contracts	89,000	—	—	89,000
Liabilities:
TOB trust certificates	—	$(27,375,239)	—	(27,375,239)
VMTP Shares	—	(42,900,000)	—	(42,900,000)
Total	$676,881	$(70,275,239)	—	$(69,598,358)

There were no transfers between levels during the year ended April 30, 2013.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2013	49

Statements of Assets and Liabilities

April 30, 2013	BlackRock Investment Quality Municipal Trust Inc. (BKN)	BlackRock Long-Term Municipal Advantage Trust (BTA)	BlackRock Municipal 2020 Term Trust (BKK)	BlackRock Municipal Income Trust (BFK)	BlackRock Pennsylvania Strategic Municipal Trust (BPS)	BlackRock Strategic Municipal Trust (BSD)
Assets
Investments at value — unaffiliated[1]	$433,368,659	$271,513,200	$499,664,550	$1,122,454,159	$52,090,311	$178,708,989
Investments at value — affiliated[2]	4,475,537	920,424	1,959,251	2,673,310	1,396,790	2,349,913
Cash	—	655,075	—	3,661,671	—	587,881
Cash pledged for financial futures contracts	206,000	—	—	428,000	36,000	89,000
Interest receivable	5,170,503	3,803,832	6,712,671	15,255,968	757,684	2,442,192
Investments sold receivable	505,000	90,000	405,000	390,000	—	45,000
Variation margin receivable	14,906	—	—	30,469	2,625	6,281
Deferred offering costs	89,949	—	—	235,543	104,901	75,197
Prepaid expenses	47,806	9,680	16,122	35,867	1,615	5,575
Total assets	443,878,360	276,992,211	508,757,594	1,145,164,987	54,389,926	184,310,028

Accrued Liabilities
Bank overdraft	—	—	5,439	—	—	—
Investments purchased payable	8,572,343	1,917,096	2,175,000	10,717,386	750,000	1,723,371
Income dividends payable — Common Shares	1,372,504	832,179	234,429	3,582,859	144,280	540,563
Investment advisory fees payable	123,873	126,710	207,904	553,574	26,224	89,111
Officer’s and Trustees’ fees payable	56,732	16,890	43,006	227,674	6,932	12,467
Interest expense and fees payable	12,912	91,172	3,310	100,135	2,728	15,434
Administration fees payable	53,200	—	—	—	—	—
Other accrued expenses payable	74,616	67,388	93,341	213,189	39,115	50,448
Total accrued liabilities	10,266,180	3,051,435	2,762,429	15,394,817	969,279	2,431,394

Other Liabilities
TOB trust certificates	27,198,381	101,512,870	3,750,000	170,263,014	5,724,261	27,375,239
VRDP Shares, at liquidation value of $100,000 per share[3,4,5]	—	—	—	—	16,300,000	—
VMTP Shares, at liquidation value of $100,000 per share[3,4,5]	125,900,000	—	—	270,800,000	—	42,900,000
Total other liabilities	153,098,381	101,512,870	3,750,000	441,063,014	22,024,261	70,275,239
Total liabilities	163,364,561	104,564,305	6,512,429	456,457,831	22,993,540	72,706,633

AMPS at Redemption Value
$25,000 per share liquidation preference, plus unpaid dividends[3,4,5]	—		161,254,926	—	—	—
Net Assets Applicable to Common Shareholders	$280,513,799	$172,427,906	$340,990,239	$688,707,156	$31,396,386	$111,603,395

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[5,6,7]	$238,383,808	$191,705,313	$291,109,576	$607,521,626	$28,549,623	$103,518,599
Undistributed net investment income	3,309,395	2,046,148	16,594,511	9,529,224	499,650	1,513,919
Accumulated net realized loss	(3,664,986)	(40,640,216)	(1,502,080)	(20,901,747)	(1,895,959)	(9,471,709)
Net unrealized appreciation/depreciation	42,485,582	19,316,661	34,788,232	92,558,053	4,243,072	16,042,586
Net Assets Applicable to Common Shareholders	$280,513,799	$172,427,906	$340,990,239	$688,707,156	$31,396,386	$111,603,395
Net asset value per Common Share	$16.35	$12.85	$16.85	$15.40	$15.45	$15.28

[1]Investments at cost — unaffiliated	$390,611,407	$252,196,539	$464,876,318	$1,029,317,336	$47,790,857	$162,539,565
[2]Investments at cost — affiliated	$4,475,537	$920,424	$1,959,251	$2,673,310	$1,396,790	$2,349,913
[3]Preferred Shares outstanding	1,259	—	6,450	2,708	163	429
[4]Preferred Shares authorized	7,121	—	unlimited	unlimited	unlimited	unlimited
[5]Par value per Preferred Shares and Common Shares	$0.01	$0.001	$0.001	$0.001	$0.001	$0.001
[6]Common Shares outstanding	17,156,316	13,422,247	20,236,628	44,729,826	2,032,115	7,304,904
[7]Common Shares authorized	200 million	unlimited	unlimited	unlimited	unlimited	unlimited

See Notes to Financial Statements.

50	ANNUAL REPORT	APRIL 30, 2013

Statements of Operations

Year Ended April 30, 2013	BlackRock Investment Quality Municipal Trust Inc. (BKN)	BlackRock Long-Term Municipal Advantage Trust (BTA)	BlackRock Municipal 2020 Term Trust (BKK)	BlackRock Municipal Income Trust (BFK)	BlackRock Pennsylvania Strategic Municipal Trust (BPS)	BlackRock Strategic Municipal Trust (BSD)
Investment Income
Interest	$20,219,196	$12,212,551	$21,325,287	$53,168,389	$2,272,077	$8,259,442
Income — affiliated	934	266	1,193	2,617	—	517
Total income	20,220,130	12,212,817	21,326,480	53,171,006	2,272,077	8,259,959

Expenses
Investment advisory	1,480,188	1,702,457	2,558,474	6,666,699	320,818	1,076,033
Administration	634,366	—	—	—	—	—
Accounting services	80,418	36,524	70,033	95,213	23,591	51,536
Professional	46,742	47,993	67,023	98,157	37,531	54,199
Remarketing fees on Preferred Shares	—	—	256,775	—	3,302	—
Transfer agent	37,359	25,894	58,966	63,705	17,815	24,792
Officer and Trustees	35,339	17,494	39,582	97,195	4,720	12,572
Custodian	25,129	13,255	29,231	46,931	7,033	12,609
Printing	7,598	4,393	13,400	18,486	6,873	7,625
Registration	3,098	9,248	12,163	5,187	884	9,210
Miscellaneous	39,404	12,754	38,914	49,702	30,390	35,527
Total expenses excluding interest expense, fees and amortization of offering costs	2,389,641	1,870,012	3,144,561	7,141,275	452,957	1,284,103
Interest expense, fees and amortization of offering costs[1]	1,691,526	769,626	20,313	4,476,367	202,999	738,301
Total expenses	4,081,167	2,639,638	3,164,874	11,617,642	655,956	2,022,404
Less fees waived by Manager	(1,930)	(299,329)	(2,876)	(6,116)	(1,005)	(1,381)
Total expenses after fees waived	4,079,237	2,340,309	3,161,998	11,611,526	654,951	2,021,023
Net investment income	16,140,893	9,872,508	18,164,482	41,559,480	1,617,126	6,238,936

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	6,166,415	1,242,530	402,157	5,733,234	280,682	979,418
Financial futures contracts	(1,215,526)	(109,261)	—	(2,272,969)	(106,652)	(373,476)
	4,950,889	1,133,269	402,157	3,460,265	174,030	605,942
Net change in unrealized appreciation/depreciation on:
Investments	11,954,156	8,034,659	10,245,492	36,450,793	768,764	5,827,160
Financial futures contracts	293,494	63,068	—	347,233	(23,934)	25,181
	12,247,650	8,097,727	10,245,492	36,798,026	744,830	5,852,341
Total realized and unrealized gain	17,198,539	9,230,996	10,647,649	40,258,291	918,860	6,458,283

Dividends to AMPS Shareholders From
Net investment income	—	—	(424,074)	—	(8,984)	—
Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$33,339,432	$19,103,504	$28,388,057	$81,817,771	$2,527,002	$12,697,219
[1]	Related to TOBs, VRDP Shares and/or VMTP Shares.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2013	51

Statements of Changes in Net Assets

	BlackRock Investment Quality Municipal Trust Inc. (BKN)		BlackRock Long-Term Municipal Advantage Trust (BTA)
	Year Ended April 30,		Year Ended April 30,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2013	2012	2013	2012
Operations
Net investment income	$16,140,893	$16,798,943	$9,872,508	$10,082,705
Net realized gain (loss)	4,950,889	2,436,978	1,133,269	(5,200,160)
Net change in unrealized appreciation/depreciation	12,247,650	43,206,241	8,097,727	27,833,443
Dividends to AMPS shareholders from net investment income	—	(210,347)	—	—
Net increase in net assets applicable to Common Shareholders resulting from operations	33,339,432	62,231,815	19,103,504	32,715,988

Dividends to Common Shareholders From[1]
Net investment income	(16,870,941)	(17,225,903)	(10,248,277)	(10,262,000)

Capital Share Transactions
Reinvestment of common dividends	670,480	827,499	357,617	250,652

Net Assets Applicable to Common Shareholders
Total increase in net assets applicable to Common Shareholders	17,138,971	45,833,411	9,212,844	22,704,640
Beginning of year	263,374,828	217,541,417	163,215,062	140,510,422
End of year	$280,513,799	$263,374,828	$172,427,906	$163,215,062
Undistributed net investment income	$3,309,395	$3,945,593	$2,046,148	$2,423,757

	BlackRock Municipal 2020 Term Trust (BKK)		BlackRock Municipal Income Trust (BFK)
	Year Ended April 30,		Year Ended April 30,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2013	2012	2013	2012
Operations
Net investment income	$18,164,482	$20,691,348	$41,559,480	$42,385,428
Net realized gain (loss)	402,157	924,765	3,460,265	(3,547,068)
Net change in unrealized appreciation/depreciation	10,245,492	28,874,406	36,798,026	110,198,915
Dividends to AMPS shareholders from net investment income	(424,074)	(397,635)	—	(430,187)
Net increase in net assets applicable to Common Shareholders resulting from operations	28,388,057	50,092,884	81,817,771	148,607,088

Dividends to Common Shareholders From[1]
Net investment income	(18,455,805)	(15,116,761)	(43,007,944)	(42,872,546)

Capital Share Transactions
Reinvestment of common dividends	—	—	1,400,760	1,664,941

Net Assets Applicable to Common Shareholders
Total increase in net assets applicable to Common Shareholders	9,932,252	34,976,123	40,210,587	107,399,483
Beginning of year	331,057,987	296,081,864	648,496,569	541,097,086
End of year	$340,990,239	$331,057,987	$688,707,156	$648,496,569
Undistributed net investment income	$16,594,511	$20,835,010	$9,529,224	$10,805,006
[1]	Dividends are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

52	ANNUAL REPORT	APRIL 30, 2013

Statements of Changes in Net Assets (concluded)

	BlackRock Pennsylvania Strategic Municipal Trust (BPS)		BlackRock Strategic Municipal Trust (BSD)
	Year Ended April 30,		Year Ended April 30,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2013	2012	2013	2012
Operations
Net investment income	$1,617,126	$1,820,284	$6,238,936	$6,479,504
Net realized gain (loss)	174,030	(312,033)	605,942	928,043
Net change in unrealized appreciation/depreciation	744,830	4,351,575	5,852,341	14,906,795
Dividends to AMPS shareholders from net investment income	(8,984)	(37,257)	—	(67,856)
Net increase in net assets applicable to Common Shareholders resulting from operations	2,527,002	5,822,569	12,697,219	22,246,486

Dividends to Common Shareholders From[1]
Net investment income	(1,764,339)	(1,848,975)	(6,484,152)	(6,479,345)

Capital Share Transactions
Reinvestment of common dividends	54,903	31,115	81,826	60,332

Net Assets Applicable to Common Shareholders
Total increase in net assets applicable to Common Shareholders	817,566	4,004,709	6,294,893	15,827,473
Beginning of year	30,578,820	26,574,111	105,308,502	89,481,029
End of year	$31,396,386	$30,578,820	$111,603,395	$105,308,502
Undistributed net investment income	$499,650	$679,703	$1,513,919	$1,703,769
[1]	Dividends are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2013	53

Statements of Cash Flows
Year Ended April 30, 2013	BlackRock Investment Quality Municipal Trust Inc. (BKN)	BlackRock Long-Term Municipal Advantage Trust (BTA)	BlackRock Municipal Income Trust (BFK)	BlackRock Pennsylvania Strategic Municipal Trust (BPS)	BlackRock Strategic Municipal Trust (BSD)
Cash Provided by (Used for) Operating Activities
Net increase in net assets resulting from operations, excluding dividends to AMPS shareholders	$33,339,432	$19,103,504	$81,817,771	$2,535,986	$12,697,219
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used for) operating activities:
(Increase) decrease in interest receivable	1,207	39,606	(938,934)	(57,563)	(156,139)
(Increase) decrease in cash pledged for financial futures contracts	180,000	70,000	313,000	(6,000)	33,000
(Increase) decrease in prepaid expenses	(28,628)	12,149	13,297	1,974	8,673
Increase in variation margin receivable	(14,906)	—	(30,469)	(2,625)	(6,281)
Increase in investment advisory fees payable	8,908	20,647	38,199	1,460	5,875
Increase in interest expense and fees payable	6,210	7,244	29,863	752	4,795
Decrease in other accrued expenses payable	(23,981)	(31,553)	(110,137)	(13,355)	(32,704)
Decrease in variation margin payable	(36,500)	(4,500)	(70,125)	(2,750)	(11,500)
Increase in Officers and Trustees’ fees payable	265	405	20,908	1,098	2,066
Increase in administration fees payable	3,823	—	—	—	—
Net realized and unrealized gain on investments	(18,120,571)	(9,277,189)	(42,184,027)	(1,049,446)	(6,806,578)
Amortization of premium and accretion of discount on investments	(2,151,001)	462,455	(2,032,438)	159,972	(93,000)
Amortization of deferred offering costs	28,819	—	58,910	3,779	28,333
Proceeds from sales of long-term investments	158,105,955	41,680,538	162,763,472	7,265,129	33,265,226
Purchases of long-term investments	(167,383,763)	(48,678,626)	(194,480,106)	(8,611,404)	(37,610,698)
Net proceeds from sales (purchases) of short-term securities	35,431	2,494,576	9,507,756	465,810	1,311,390
Cash provided by (used for) operating activities	3,950,700	5,899,256	14,716,940	692,817	2,639,677

Cash Provided by (Used for) Financing Activities
Cash receipts from TOB trust certificates	12,314,885	9,928,328	49,533,184	1,430,000	7,334,965
Cash payments for TOB trust certificates	—	(5,230,026)	(18,988,621)	(260,000)	(2,984,834)
Cash receipts from issuance of VRDP Shares	—	—	—	16,300,000	—
Cash payments on redemption of AMPS	—	—	—	(16,325,000)	—
Cash payments for offering costs	—	—	—	(108,680)	—
Cash dividends paid to Common Shareholders	(16,265,585)	(9,942,483)	(41,599,832)	(1,719,328)	(6,401,927)
Cash dividends paid to AMPS shareholders	—	—	—	(9,809)	—
Cash provided by (used for) financing activities	(3,950,700)	(5,244,181)	(11,055,269)	(692,817)	(2,051,796)

Cash
Net increase (decrease) in cash	—	655,075	3,661,671	—	587,881
Cash at beginning of year	—	—	—	—	—
Cash at end of year	—	$655,075	$3,661,671	—	$587,881

Cash Flow Information
Cash paid during the year for interest	$1,656,497	$762,382	$4,387,594	$198,468	$705,173

Non-cash Financing Activities
Capital shares issued in reinvestment of dividends paid to Common Shareholders	$670,480	$357,617	$1,400,760	$54,903	$81,826

See Notes to Financial Statements.

54	ANNUAL REPORT	APRIL 30, 2013

Financial Highlights	BlackRock Investment Quality Municipal Trust Inc. (BKN)
	Year Ended April 30,				Period November 1, 2008 to April 30, 2009		Year Ended October 31, 2008
	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$15.39	$12.75	$13.68	$11.63	$10.64		$14.73
Net investment income[1]	0.94	0.98	1.04	1.07	0.50		1.08
Net realized and unrealized gain (loss)	1.00	2.68	(0.93)	1.96	0.94		(3.97)
Dividends to AMPS shareholders from net investment income	—	(0.01)	(0.03)	(0.03)	(0.05)		(0.31)
Net increase (decrease) from investment operations	1.94	3.65	0.08	3.00	1.39		(3.20)
Dividends to Common Shareholders from net investment income[2]	(0.98)	(1.01)	(1.01)	(0.95)	(0.40)		(0.89)
Net asset value, end of period	$16.35	$15.39	$12.75	$13.68	$11.63		$10.64
Market price, end of period	$16.11	$15.75	$13.08	$14.19	$11.35		$10.25

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	12.89%	29.46%	0.49%	26.55%	13.63%[4]		(22.93)%
Based on market price	8.69%	29.15%	(0.61)%	34.50%	15.12%[4]		(33.11)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.48%	1.26%[5]	1.08%[5]	1.10%[5]	1.29%[5,6]		1.19%[5]
Total expenses after fees waived and paid indirectly	1.48%	1.26%[5]	1.08%[5]	1.10%[5]	1.28%[5,6]		1.17%[5]
Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[7]	0.87%	0.99%[5,8]	1.04%[5]	1.06%[5]	1.20%[5,6]		1.07%[5]
Net investment income	5.87%	6.94%[5]	7.83%[5]	8.29%[5]	9.53%[5,6]		7.84%[5]
Dividends to AMPS shareholders	—	0.09%	0.23%	0.26%	0.87%[6]		2.28%
Net investment income to Common Shareholders	5.87%	6.85%	7.60%	8.03%	8.66	%,6	5.56%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$280,514	$263,375	$217,541	$232,471	$196,811		$180,188
AMPS outstanding at $25,000 liquidation preference, end of period (000)	—	—	$125,950	$125,950	$126,950		$126,950
VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$125,900	$125,900	—	—	—		—
Portfolio turnover	33%	47%	38%	43%	26%		26%
Asset coverage per AMPS at $25,000 liquidation preference, end of period	—	—	$68,183	$71,147	$63,762		$60,495
Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$322,807	$309,194	—	—	—		—
[1]	Based on average Common Shares outstanding.
[2]	Dividends are determined in accordance with federal income tax regulations.
[3]	Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Do not reflect the effect of dividends to AMPS shareholders.
[6]	Annualized.
[7]	Interest expense, fees and amortization of offering costs relate to TOBs and/or VMTP Shares. See Note 1 and Note 7 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VMTP Shares, respectively.
[8]	For the year ended April 30, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs and remarketing fees was 0.94%.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2013	55

Financial Highlights	BlackRock Long-Term Municipal Advantage Trust (BTA)
	Year Ended April 30,				Period November 1, 2008 to April 30, 2009	Year Ended October 31, 2008
	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$12.19	$10.51	$11.27	$9.52	$8.57	$13.72
Net investment income[1]	0.74	0.75	0.76	0.75	0.34	0.81
Net realized and unrealized gain (loss)	0.68	1.70	(0.79)	1.69	0.94	(5.30)
Net increase (decrease) from investment operations	1.42	2.45	(0.03)	2.44	1.28	(4.49)
Dividends from net investment income[2]	(0.76)	(0.77)	(0.73)	(0.69)	(0.33)	(0.66)
Net asset value, end of period	$12.85	$12.19	$10.51	$11.27	$9.52	$8.57
Market price, end of period	$12.50	$12.27	$10.20	$10.77	$8.79	$8.40

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	11.95%	24.09%	(0.18)%	26.81%	15.78%[4]	(33.64)%
Based on market price	8.19%	28.70%	1.37%	31.25%	9.06%[4]	(26.49)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.55%	1.69%	1.81%	1.80%	2.95%[5]	4.00%
Total expenses after fees waived and before fees paid indirectly	1.37%	1.42%	1.43%	1.40%	2.55%[5]	3.60%
Total expenses after fees waived and paid indirectly	1.37%	1.42%	1.43%	1.40%	2.55%[5]	3.60%
Total expenses after fees waived and paid indirectly and excluding interest expense and fees[6]	0.92%	0.86%	0.78%	0.75%	0.82%[5]	0.83%
Net investment income	5.80%	6.60%	6.97%	7.07%	7.88%[5]	6.56%

Supplemental Data
Net assets, end of period (000)	$172,428	$163,215	$140,510	$150,357	$127,079	$114,382
Portfolio turnover	16%	26%	12%	30%	15%	16%
[1]	Based on average shares outstanding.
[2]	Dividends are determined in accordance with federal income tax regulations.
[3]	Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Annualized.
[6]	Interest expense and fees relate to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

56	ANNUAL REPORT	APRIL 30, 2013

Financial Highlights	BlackRock Municipal 2020 Term Trust (BKK)
	Year Ended April 30,				Period January 1, 2009 to April 30, 2009	Year Ended December 31, 2008
	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$16.36	$14.63	$14.51	$12.04	$10.55	$14.79
Net investment income[1]	0.90	1.02	1.06	1.10	0.35	1.09
Net realized and unrealized gain (loss)	0.52	1.48	(0.15)	2.16	1.41	(4.28)
Dividends to AMPS shareholders from net investment income	(0.02)	(0.02)	(0.04)	(0.04)	(0.02)	(0.30)
Net increase (decrease) from investment operations	1.40	2.48	0.87	3.22	1.74	(3.49)
Dividends to Common Shareholders from net investment income[2]	(0.91)	(0.75)	(0.75)	(0.75)	(0.25)	(0.75)
Net asset value, end of period	$16.85	$16.36	$14.63	$14.51	$12.04	$10.55
Market price, end of period	$16.64	$16.06	$15.06	$14.89	$12.70	$10.57

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	8.72%	17.27%	5.96%	26.97%	16.39%[4]	(24.57)%
Based on market price	9.37%	11.83%	6.29%	23.52%	22.54%[4]	(17.81)%

Ratio to Average Net Assets Applicable to Common Shareholders
Total expenses[5]	0.94%	0.99%	1.03%	1.06%	1.23%[6]	1.12%
Total expenses after fees waived and paid indirectly[5]	0.94%	0.99%	1.03%	1.06%	1.23%[6]	1.12%
Total expenses after fees waived and paid indirectly and excluding interest expense, fees and income tax[5,7]	0.93%[8]	0.98%[8]	1.02%	1.05%	1.21%[6]	1.10%
Net investment income[5]	5.38%	6.57%	7.26%	8.08%	9.28%[6]	8.01%
Dividends to AMPS shareholders	0.13%	0.13%	0.24%	0.28%	0.59%[6]	2.18%
Net investment income to Common Shareholders	5.25%	6.44%	7.02%	7.80%	8.69%[6]	5.83%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$340,990	$331,058	$296,082	$293,549	$243,571	$213,472
AMPS outstanding at $25,000 liquidation preference, end of period (000)	$161,250	$173,850	$173,850	$173,850	$173,850	$173,850
Portfolio turnover	14%	18%	9%	6%	1%	5%
Asset coverage per AMPS at $25,000 liquidation preference, end of period	$77,867	$72,607	$67,579	$67,215	$60,027	$55,703
[1]	Based on average Common Shares outstanding.
[2]	Dividends are determined in accordance with federal income tax regulations.
[3]	Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Do not reflect the effect of dividends to AMPS shareholders.
[6]	Annualized.
[7]	Interest expense and fees relate to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.
[8]	For the years ended April 30, 2013 and April 30, 2012, the total expense ratio after fees waived and excluding interest expense, fees and remarketing fees was 0.85% and 0.90%, respectively.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2013	57

Financial Highlights	BlackRock Municipal Income Trust (BFK)
	Year Ended April 30,				Period November 1, 2008 to April 30, 2009	Year Ended October 31, 2008
	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$14.53	$12.16	$13.23	$10.74	$10.08	$14.55
Net investment income[1]	0.93	0.95	1.01	1.03	0.52	1.12
Net realized and unrealized gain (loss)	0.90	2.39	(1.11)	2.42	0.58	(4.38)
Dividends to AMPS shareholders from net investment income	—	(0.01)	(0.02)	(0.03)	(0.03)	(0.30)
Net increase (decrease) from investment operations	1.83	3.33	(0.12)	3.42	1.07	(3.56)
Dividends to Common Shareholders from net investment income[2]	(0.96)	(0.96)	(0.95)	(0.93)	(0.41)	(0.91)
Net asset value, end of period	$15.40	$14.53	$12.16	$13.23	$10.74	$10.08
Market price, end of period	$15.40	$14.83	$12.35	$13.44	$11.10	$8.75

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	12.84%	28.24%	(1.04)%	32.75%	11.15%[4]	(25.69)%
Based on market price	10.55%	28.87%	(1.07)%	30.49%	32.34%[4]	(41.05)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.71%	1.45%[5]	1.26%[5]	1.26%[5]	1.44%[5,6]	1.38%[5]
Total expenses after fees waived and paid indirectly	1.71%	1.45%[5]	1.24%[5]	1.15%[5]	1.26%[5,6]	1.15%[5]
Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[7]	1.05%	1.14%[5,8]	1.14%[5]	1.07%[5]	1.15%[5,6]	0.98%[5]
Net investment income	6.13%	7.06%[5]	7.84%[5]	8.37%[5]	10.48%[5,6]	8.34%[5]
Dividends to AMPS shareholders	—	0.07%	0.20%	0.23%	0.70%[6]	2.19%
Net investment income to Common Shareholders	6.13%	6.99%	7.64%	8.14%	9.78%[6]	6.15%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$688,707	$648,497	$541,097	$587,250	$474,814	$445,289
AMPS outstanding at $25,000 liquidation preference, end of period (000)	—	—	$270,875	$270,875	$293,125	$293,125
VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$270,800	$270,800	—	—	—	—
Portfolio turnover	13%	17%	18%	32%	11%	13%
Asset coverage per AMPS at $25,000 liquidation preference, end of period	—	—	$74,941	$79,201	$65,498	$62,989
Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$354,323	$339,474	—	—	—	—
[1]	Based on average Common Shares outstanding.
[2]	Dividends are determined in accordance with federal income tax regulations.
[3]	Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Do not reflect the effect of dividends to AMPS shareholders.
[6]	Annualized.
[7]	Interest expense, fees and amortization of offering costs relate to TOBs and/or VMTP Shares. See Note 1 and Note 7 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VMTP Shares, respectively.
[8]	For the year ended April 30, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs and remarketing fees was 1.10%.

See Notes to Financial Statements.

58	ANNUAL REPORT	APRIL 30, 2013

Financial Highlights	BlackRock Pennsylvania Strategic Municipal Trust (BPS)
	Year Ended April 30,				Period January 1, 2009 to April 30, 2009	Year Ended December 31, 2008
	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$15.07	$13.11	$13.86	$11.87	$10.77	$14.12
Net investment income[1]	0.80	0.90	0.98	0.92	0.27	0.89
Net realized and unrealized gain (loss)	0.45	1.99	(0.81)	1.83	1.03	(3.36)
Dividends to AMPS shareholders from net investment income	(0.00)[2]	(0.02)	(0.03)	(0.04)	(0.02)	(0.26)
Net increase (decrease) from investment operations	1.25	2.87	0.14	2.71	1.28	(2.73)
Dividends to Common Shareholders from net investment income[3]	(0.87)	(0.91)	(0.89)	(0.72)	(0.18)	(0.62)
Net asset value, end of period	$15.45	$15.07	$13.11	$13.86	$11.87	$10.77
Market price, end of period	$15.04	$15.27	$12.99	$13.88	$9.85	$8.42

Total Investment Return Applicable to Common Shareholders[4]
Based on net asset value	8.45%	22.57%	1.07%	23.80%	12.28%[5]	(19.63)%
Based on market price	4.19%	25.34%	0.00%	49.41%	19.18%[5]	(34.53)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[6]	2.09%	1.72%	1.56%	1.60%	1.63%[7]	1.61%
Total expenses after fees waived and paid indirectly[6]	2.09%	1.71%	1.55%	1.59%	1.61%[7]	1.45%
Total expenses after fees waived and paid indirectly and excluding interest expense, fees, and amortization of offering costs[6,8]	1.44%[9]	1.58%[9]	1.43%	1.57%	1.61%[7]	1.42%
Net investment income[6]	5.16%	6.30%	7.28%	6.94%	7.38%[7]	6.82%
Dividends to AMPS shareholders	0.03%	0.13%	0.25%	0.28%	0.56%	2.17%
Net investment income to Common Shareholders	5.13%	6.17%	7.03%	6.66%	6.82%[7]	4.65%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$31,396	$30,579	$26,574	$28,038	$24,023	$21,799
AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	$16,325	$16,325	$16,325	$16,825	$16,825
VRDP Shares outstanding at $100,000 liquidation preference, end of year (000)	$16,300	—	—	—	—	—
Portfolio turnover	14%	34%	17%	19%	8%	45%
Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	$71,828	$65,697	$67,939	$60,696	$57,399
Asset coverage per VRDP at $100,000 liquidation value, end of year	$292,616	—	—	—	—	—
[1]	Based on average Common Shares outstanding.
[2]	Amount is less than $(0.005) per share.
[3]	Dividends are determined in accordance with federal income tax regulations.
[4]	Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[5]	Aggregate total investment return.
[6]	Do not reflect the effect of dividends to AMPS shareholders.
[7]	Annualized. Certain expenses incurred during the period January 1, 2009 to April 30, 2009 have been included in the ratio but not annualized. If these expenses were annualized, the annualized ratio of total expenses, total expenses after fees waived and paid indirectly, total expenses after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, net investment income and net investment income to Common Shareholders would have been 1.91%, 1.89%, 1.89%, 7.09% and 6.53%, respectively.
[8]	Interest expense and fees relate to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.
[9]	For the years ended April 30, 2013 and April 30, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs and remarketing fees was 1.43% and 1.52%, respectively.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2013	59

Financial Highlights	BlackRock Strategic Municipal Trust (BSD)
	Year Ended April 30,				Period January 1, 2009 to April 30, 2009	Year Ended December 31, 2008
	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$14.43	$12.27	$13.00	$10.95	$9.90	$14.27
Net investment income[1]	0.85	0.89	0.94	0.96	0.32	1.02
Net realized and unrealized gain (loss)	0.89	2.17	(0.77)	1.96	1.00	(4.32)
Dividends to AMPS shareholders from net investment income	—	(0.01)	(0.02)	(0.03)	(0.02)	(0.26)
Net increase (decrease) from investment operations	1.74	3.05	0.15	2.89	1.30	(3.56)
Dividends to Common Shareholders from net investment income[2]	(0.89)	(0.89)	(0.88)	(0.84)	(0.25)	(0.81)
Net asset value, end of period	$15.28	$14.43	$12.27	$13.00	$10.95	$9.90
Market price, end of period	$14.97	$14.38	$11.88	$12.95	$10.15	$8.19

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	12.29%	25.65%	1.19%	27.36%	13.44%[4]	(25.70)%
Based on market price	10.40%	29.32%	(1.65)%	36.87%	27.11%[4]	(37.17)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.84%	1.55%[5]	1.39%[5]	1.36%[5]	1.49%[5,6]	1.54%[5]
Total expenses after fees waived and paid indirectly	1.84%	1.55%[5]	1.39%[5]	1.36%[5]	1.48%[5,6]	1.45%[5]
Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[7]	1.17%	1.23%[5,8]	1.28%[5]	1.26%[5]	1.40%[5,6]	1.23%[5]
Net investment income	5.68%	6.64%[5]	7.38%[5]	7.91%[5]	9.48%[5,6]	8.04%[5]
Dividends to AMPS shareholders	—	0.07%	0.19%	0.22%	0.49%	2.02%
Net investment income to Common Shareholders	5.68%	6.57%	7.19%	7.69%	8.99%[6]	6.02%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$111,603	$105,309	$89,481	$94,736	$79,820	$72,188
AMPS outstanding at $25,000 liquidation preference, end of period (000)	—	—	$42,975	$42,975	$47,750	$47,750
VMPT Shares outstanding at $100,000 liquidation value, end of period (000)	$42,900	$42,900	—	—	—	—
Portfolio turnover	18%	30%	20%	32%	6%	17%
Asset coverage per AMPS at $25,000 liquidation preference, end of period	—	—	$77,055	$80,113	$66,791	$62,803
Asset coverage per VMPT Shares at $100,000 liquidation value, end of period	$360,148	$345,474	—	—	—	—
[1]	Based on average Common Shares outstanding.
[2]	Dividends are determined in accordance with federal income tax regulations.
[3]	Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Do not reflect the effect of dividends to AMPS shareholders.
[6]	Annualized. Certain expenses incurred during the period January 1, 2009 to April 30, 2009 have been included in the ratio but not annualized. If these expenses were annualized, the annualized ratio of total expenses, total expenses after fees waived and paid indirectly, total expenses after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, net investment income and net investment income to Common Shareholders would have been 1.91%, 1.89%, 1.89%, 7.09% and 6.53%, respectively.
[7]	Interest expense, fees and amortization of offering costs relate to TOBs and/or VMTP Shares. See Note 1 and Note 7 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VMTP Shares, respectively.
[8]	For the year ended April 30, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs and remarketing fees was 1.19%.

See Notes to Financial Statements.

60	ANNUAL REPORT	APRIL 30, 2013

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock Investment Quality Municipal Trust Inc. (“BKN”) is organized as a Maryland corporation. BlackRock Long-Term Municipal Advantage Trust (“BTA”), BlackRock Municipal 2020 Term Trust (“BKK”), BlackRock Municipal Income Trust (“BFK”), BlackRock Pennsylvania Strategic Municipal Trust (“BPS”) and BlackRock Strategic Municipal Trust (“BSD”) (collectively, together with BKN, the “Trusts” or individually as the “Trust”) are organized as Delaware statutory trusts. BKN, BKK, BFK and BSD are registered under the 1940 Act, as amended (the “1940 Act”), as diversified, closed-end management investment companies. BTA and BPS are registered under the 1940 Act as non-diversified, closed-end management investment companies. The Trusts’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reported period. Actual results could differ from those estimates. The Board of Directors and the Boards of Trustees of the Trusts are collectively referred to throughout this report as the “Board of Trustees” or the “Board” and the directors/trustees thereof are collectively referred to throughout this report as “Trustees”. The Trusts determine, and make available for publication the NAVs of their Common Shares on a daily basis.

The following is a summary of significant accounting policies followed by the Trusts:

Valuation: US GAAP defines fair value as the price the Trusts’ would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts determine the fair value of their financial instruments at market value using independent dealers or pricing services under policies approved by each Trust’s Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Trusts for all financial instruments.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. A market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of each Trusts’ pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Zero-Coupon Bonds: The Trusts may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations, which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: The Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Trusts may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Trusts may be required to pay more at settlement than the security is worth. In addition, the Trusts are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Trusts assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by

ANNUAL REPORT	APRIL 30, 2013	61

Notes to Financial Statements (continued)

the counterparty, the Trusts’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

Municipal Bonds Transferred to TOBs: The Trusts leverage their assets through the use of TOBs. A TOB is a special purpose entity established by a third party sponsor, into which a trust, or an agent on behalf of a trust, transfers municipal bonds into a trust (“TOB Trust”). Other trusts managed by the investment advisor may also contribute municipal bonds to a TOB into which a Trust has contributed bonds. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates, (“TOB Trust Certificates”), which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to the participating funds that contributed the municipal bonds to the TOB Trust. If multiple Trusts participate in the same TOB, the rights and obligations under the TOB Residual will be shared among the Trusts ratably in proportion to their participation.

The TOB Residuals held by a Trust include the right of a Trust (1) to cause the holders of a proportional share of the TOB Trust certificates to tender their certificates at par plus accrued interest upon the occurrence of certain mandatory tender events defined in the TOB agreements, and (2) to transfer, subject to a specified number of days’ prior notice, a corresponding share of the municipal bonds from the TOB to a Trust. The TOB may also be collapsed without the consent of a Trust, as the TOB Residual holder, upon the occurrence of certain termination events as defined in the TOB agreements. Such termination events may include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, the inability of the TOB to obtain renewal of the liquidity support agreement, a substantial decline in market value of the municipal bond and a judgment or ruling that interest on the municipal bond is subject to federal income taxation. Upon the occurrence of a termination event, the TOB would generally be liquidated in full with the proceeds typically applied first to any accrued fees owed to the trustee, remarketing agent and liquidity provider, and then to the holders of the TOB Trust Certificates up to par plus accrued interest owed on the TOB Trust Certificates, with the balance paid out to the TOB Residual holder. During the year ended April 30, 2013, no TOBs in which the Trusts participated were terminated without the consent of the Trusts.

The cash received by the TOB from the sale of the TOB Trust Certificates, less transaction expenses, is paid to a Trust. The Trust typically invests the cash received in additional municipal bonds. Each Trust’s transfer of the municipal bonds to a TOB Trust is accounted for as a secured borrowing; therefore, the municipal bonds deposited into a TOB are presented in the Trusts’ Schedules of Investments and the TOB Trust Certificates are shown in other liabilities in the Statements of Assets and Liabilities. The carrying amount of the Trust’s payable to the holder of the TOB Trust Certificates, as reported in Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

The Trusts may invest in TOBs on either a non-recourse or recourse basis. TOB Trusts are typically supported by a liquidity facility provided by a bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment from the Liquidity Provider of par plus accrued interest on any business day prior to the occurrence of the termination events described above. When a Trust invests in TOBS on a non-recourse basis, and the Liquidity Provider is required to make a payment under the liquidity facility due to a termination event, the Liquidity Provider will typically liquidate all or a portion of the municipal securities held in the TOB Trust and then fund, on a net basis, the balance, if any, of the amount owed under the liquidity facility over the liquidation proceeds (the “Liquidation Shortfall”). If a Trust invests in a TOB on a recourse basis, the Trust will typically enter into a reimbursement agreement with the Liquidity Provider where the Trust is required to repay the Liquidity Provider the amount of any Liquidation Shortfall. As a result, a Trust investing in a recourse TOB will bear the risk of loss with respect to any Liquidation Shortfall. If multiple Trusts participate in any such TOB, these losses will be shared ratably in proportion to their participation. The recourse TOB Trusts, if any, are identified in the Schedules of Investments.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by the Trusts on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. The TOB Trust Certificates have interest rates that generally reset weekly and their holders have the option to tender such certificates to the TOB for redemption at par at each reset date. At April 30, 2013, the aggregate value of the underlying municipal bonds transferred to TOBs, the related liability for TOB Trust Certificates and the range of interest rates on the liability for TOB Trust Certificates were as follows:

	Underlying Municipal Bonds Transferred to TOBs	Liability for TOB Trust Certificates	Range of Interest Rates
BKN	$49,389,781	$27,198,381	0.18 — 0.27%
BTA	$164,957,388	$101,512,870	0.22 — 0.47%
BKK	$5,836,950	$3,750,000	0.24%
BFK	$304,072,049	$170,263,014	0.18 — 0.47%
BPS	$12,125,312	$5,724,261	0.22 — 0.28%
BSD	$49,450,186	$27,375,239	0.18 — 0.47%

For the year ended April 30, 2013, the Trusts’ average TOB Trust Certificates outstanding and the daily weighted average interest rate, including fees, were as follows:

	Average TOB Trust Certificates Outstanding	Daily Weighted Average Interest Rate
BKN	$21,944,820	0.72%
BTA	$96,451,685	0.80%
BKK	$3,750,000	0.54%
BFK	$161,964,068	0.75%
BPS	$5,844,768	0.71%
BSD	$26,537,357	0.75%
62	ANNUAL REPORT	APRIL 30, 2013

Notes to Financial Statements (continued)

Should short-term interest rates rise, the Trusts’ investments in TOBs may adversely affect the Trusts’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Trusts’ NAVs per share.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that each Trust either deliver collateral or segregate assets in connection with certain investments (e.g., TOBs, financial futures contracts), each Trust will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, a Trust engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Dividends and distributions to Preferred Shareholders are accrued and determined as described in Note 7.

Income Taxes: It is the Trusts’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Trust files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Trusts’ US federal tax returns remains open for each of the four years ended April 30, 2013. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards: In December 2011, the Financial Accounting Standards Board (the “FASB”) issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements, which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting will be limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Trust’s financial statement disclosures.

Deferred Compensation Plan: Under the deferred compensation plan (the “Plan”) approved by each Trust’s Board, the independent Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust. Deferred compensation liabilities are included in Officer’s and Trustees’ fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Trusts have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to economically hedge their exposure to certain risks such as interest rate risk. These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: The Trusts purchase and/or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the

ANNUAL REPORT	APRIL 30, 2013	63

Notes to Financial Statements (continued)

settlement date. Upon entering into a financial futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Trusts as unrealized appreciation or depreciation. When the contract is closed, the Trusts record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Options: The Trusts purchase and write call and put options to increase or decrease their exposure to underlying instruments (including equity risk, interest rate risk and/or commodity price risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Trusts purchase (write) an option, an amount equal to the premium paid (received) by the Trusts is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Trusts enter into a closing transaction), the Trusts realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Trusts write a call option, such option is “covered,” meaning that the Trusts hold the underlying instrument subject to being called by the option counterparty. When the Trusts write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, the Trusts bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Trusts may not be able to enter into a closing transaction due to an illiquid market. Exercise of an option written could result in the Trusts purchasing or selling a security at a price different from the current market value.

A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. A Trust’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Trust. For OTC options purchased, each Trust bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Trust should the counterparty fail to perform under the contracts. Options written by the Trusts do not typically give rise to counterparty credit risk, as options written generally obligate the Trusts, and not, the counterparty to perform. With exchange traded purchased options and futures and centrally cleared swaps, there is minimal counterparty credit risk to the Trusts since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. However, credit risk still exists in exchange traded futures with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, US bankruptcy laws will typically allocate that shortfall on a pro rata basis across all the broker’s customers, potentially resulting in losses to the Trusts.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker or clearinghouse for exchange traded and centrally cleared derivatives (financial futures contracts). Brokers can ask for margining in excess of the minimum in certain circumstances. To the extent amounts due to the Trusts from their counterparties are not fully collateralized, contractually or otherwise, the Trusts bear the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. Each Trust attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

64	ANNUAL REPORT	APRIL 30, 2013

Notes to Financial Statements (continued)

Derivative Financial Instruments Categorized by Risk Exposure:

Fair Values of Derivative Financial Instruments as of April 30, 2013
	Liability Derivatives
		BKN	BFK	BPS	BSD
	Statements of Assets and Liabilities Location	Value
Interest rate contracts:
Financial futures contracts	Net unrealized depreciation[1]	$(271,670)	$(578,770)	$(56,382)	$(126,838)
[1]	Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
The Effect of Derivative Financial Instruments in the Statements of Operations Year Ended April 30, 2013

	Net Realized Loss From
	BKN	BTA	BFK	BPS	BSD
Interest rate contracts:
Financial futures contracts	$(1,215,526)	$(109,261)	$(2,272,969)	$(106,652)	$(373,476)
Options[2]	(89,808)	—	—	—	—
Total	$(1,305,334)	$(109,261)	$(2,272,969)	$(106,652)	$(373,476)
[2]	Options purchased are included in the net realized gain (loss) from investments.
	Net Change in Unrealized Appreciation/Depreciation on
	BKN	BTA	BFK	BPS	BSD
Interest rate contracts:
Financial futures contracts	$293,494	$63,068	$347,233	$(23,934)	$25,181

For the year ended April 30, 2013, the average quarterly balances of outstanding derivative financial instruments were as follows:

	BKN		BTA		BFK	BPS	BSD
Financial futures contracts:
Average number of contracts sold	31		9	[3]	81	7	17
Average notional value of contracts sold	$4,394,496		$1,174,781	[3]	$10,835,449	$933,516	$2,233,770
Options:
Average number of options contracts purchased	142	[3]	—		—	—	—
Average notional value of option contracts purchased	$22,188	[3]	—		—	—	—
[3]	Average contract amount shown due to limited activity.

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

Each Trust entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Trusts’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Trust’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Trust. For such services, each Trust pays the Manager a monthly fee based on a percentage of each Trust’s average weekly net assets at the following annual rates:

BKN	0.35%
BTA	1.00%
BKK	0.50%
BFK	0.60%
BPS	0.60%
BSD	0.60%
ANNUAL REPORT	APRIL 30, 2013	65

Notes to Financial Statements (continued)

Average weekly net assets for all of the Trusts, except BTA, is the average weekly value of each Trust’s total assets minus the sum of its accrued liabilities. For BTA, average weekly net assets is the average weekly value of the Trust’s total assets minus the sum of its total liabilities.

The Manager entered into a sub-advisory agreement with BlackRock Financial Management, LLC (“BFM”), an affiliate of the Manager. The Manager pays BFM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by each Trust to the Manager.

The Manager voluntarily agreed to waive a portion of the investment advisory fees or other expenses as a percentage of its average daily net assets as follows:

	Through	Rate
BTA	January 31, 2013	0.20%
	January 31, 2014	0.10%

For the year ended April 30, 2013, the Manager waived the following amounts, which are included in fees waived by advisor in the Statements of Operations:

BTA	$298,687

BKN has an Administration Agreement with the Manager. The Administration fee paid to the manager is computed at an annual rate of 0.15% of the Trust’s average weekly net assets including proceeds from the issuance of Preferred Shares and TOBs.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Trust’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by Manager in the Statements of Operations. For the year ended April 30, 2013, the amounts waived were as follows:

BKN	$1,930
BTA	$642
BKK	$2,876
BFK	$6,116
BPS	$1,005
BSD	$1,381

Certain officers and/or Trustees of the Trusts are officers and/or directors of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance officer, which is included in Officer and Trustees in the Statements of Operations.

4. Investments:

Purchases and sales of investments excluding short-term securities for the year ended April 30, 2013, were as follows:

	Purchases	Sales
BKN	$146,702,259	$138,053,061
BTA	$46,390,393	$41,300,538
BKK	$68,973,471	$80,486,370
BFK	$182,060,282	$145,109,773
BPS	$8,684,314	$7,258,145
BSD	$36,315,390	$31,431,757

5. Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of April 30, 2013 attributable to amortization methods on fixed income securities, expenses characterized as distributions non-deductible expenses, income recognized from pass-through entities, the expiration of capital loss carryforwards, the retention of tax-exempt income and distributions received from a regulated investment company were reclassified to the following accounts:

	BKN	BTA	BKK	BFK	BPS	BSD
Paid-in capital	$(93,912)	—	$3,525,000	$(172,873)	$(63,696)	$(55,399)
Undistributed net investment income	$93,850	$(1,840)	$(3,525,102)	$172,682	$(23,856)	$55,366
Accumulated net realized loss	$62	$1,840	$102	$191	$87,552	$33

The tax character of distributions paid during the fiscal years ended April 30, 2013 and April 30, 2012 was as follows:

		BKN	BTA	BKK	BFK	BPS	BSD
Tax-exempt income[1]	4/30/2013	$18,244,178	$10,246,542	$18,878,656	$46,079,263	$1,905,658	$6,971,833
	4/30/2012	17,988,636	10,260,553	15,514,396	44,467,311	1,886,232	6,740,189
Ordinary income[2]	4/30/2013	80,501	1,735	1,223	52,489	25,240	7,014
	4/30/2012	—	1,447	—	25,961	—	—
Total	4/30/2013	$18,324,679	$10,248,277	$18,879,879	$46,131,752	$1,930,898	$6,978,847
	4/30/2012	$17,988,636	$10,262,000	$15,514,396	$44,493,272	$1,886,232	$6,740,189
[1]	The Trusts designate these amounts paid during the fiscal year ended April 30, 2013 as exempt-interest dividends.
[2]	Ordinary income consists primarily of taxable income recognized from market discount. Additionally, all ordinary income distributions are comprised of interest related dividends for non-US residents and are eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.
66	ANNUAL REPORT	APRIL 30, 2013

Notes to Financial Statements (continued)

As of April 30, 2013, the tax components of accumulated net earnings (losses) were as follows:

	BKN	BTA	BKK	BFK	BPS	BSD
Undistributed tax-exempt income	$3,293,555	$2,328,549	$16,449,734	$9,318,229	$469,440	$1,564,083
Undistributed ordinary income	—	—	63	14,877	3,137	4,395
Capital loss carryforwards	(3,891,660)	(39,667,163)	(1,444,429)	(17,909,318)	(1,833,412)	(9,247,397)
Net unrealized gains[1]	42,728,096	18,061,207	34,875,295	89,761,742	4,217,354	15,763,715
Qualified late-year losses[2]	—	—	—	—	(9,756)	—
Total	$42,129,991	$(19,277,407)	$49,880,663	$81,185,530	$2,846,763	$8,084,796
[1]	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales, amortization and accretion methods of premiums and discounts on fixed income securities, the accrual of income on securities in default, the realization for tax purposes of unrealized gains/losses on certain futures contracts, the timing and recognition of partnership income, the treatment of residual interests in tender option bond trusts and the deferral of compensation to Trustees.
[2]	The Trust has elected to defer certain qualified late-year losses and recognize such losses in the year ending April 30, 2014.

As of April 30, 2013, the Trusts had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires April 30,	BKN	BTA	BKK	BFK	BPS	BSD
2014	—	$701,315	—	$2,574,427	—	—
2015	—	—	—	606,017	—	—
2016	—	22,052,642	—	10,207,532	$127,957	—
2017	$2,716,981	6,882,935	—	2,065,704	929,529	$3,887,588
2018	1,174,679	4,821,726	$354,058	2,455,638	586,549	2,381,683
2019	—	951,237	1,090,371	—	—	2,978,126
No expiration date[3]	—	4,257,308	—	—	189,377	—
Total	$3,891,660	$39,667,163	$1,444,429	$17,909,318	$1,833,412	$9,247,397
[3]	Must be utilized prior to losses subject to expiration.

During the year ended April 30, 2013, the Trusts listed below utilized the following amounts of their respective capital loss carryforwards:

BKN	$5,556,220
BTA	$1,548,686
BKK	$419,679
BFK	$6,506,803
BPS	$137,155
BSD	$976,298

As of April 30, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	BKN	BTA	BKK	BFK	BPS	BSD

Tax cost	$367,818,965	$152,756,917	$463,129,662	$864,233,805	$43,538,722	$137,851,183
Gross unrealized appreciation	$45,889,883	$22,534,236	$38,052,152	$106,356,676	$4,333,696	$18,051,524
Gross unrealized depreciation	(3,063,033)	(4,370,399)	(3,308,013)	(15,726,026)	(109,578)	(2,219,044)
Net unrealized appreciation	$42,826,850	$18,163,837	$34,744,139	$90,630,650	$4,224,118	$15,832,480

6. Concentration, Market and Credit Risk:

The Trusts invest a substantial amount of their assets in issuers located in a single state or limited number of states. Please see the Schedules of Investments for concentrations in specific states.

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

In the normal course of business, the Trusts invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Trusts may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Trusts; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Trusts may be exposed to counterparty credit risk, or the risk that an entity with which the Trusts have unsettled or open transactions may fail to or be unable to perform on its commitments. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

ANNUAL REPORT	APRIL 30, 2013	67

Notes to Financial Statements (continued)

As of April 30, 2013, BKN, BPS and BSD invested a significant portion of their assets in securities in the health sector. BFK and BSD invested a significant portion of their assets in securities in the transportation sector. BKN invested a significant portion of its assets in the county/city/special district/school district sector. Changes in economic conditions affecting the health, transportation or county/city/special district/school district sector would have a greater impact on the Trusts and could affect the value, income and/or liquidity of positions in such securities.

The Trusts may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Trusts reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Trust.

7. Capital Share Transactions:

BKK, BFK, BPS and BSD are authorized to issue an unlimited number of shares, including Preferred Shares, par value $0.001 per share, all of which were initially classified as Common Shares. BKN is authorized to issue 200 million shares including Preferred Shares, all of which were initially classified as Common Shares, par value $0.01 per share. BTA is authorized to issue an unlimited number of Common Shares, par value $0.001 per share. BTA is also allowed to issue Preferred Shares but has not done so. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without approval of Common Shareholders.

Common Shares

For the years shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	Year Ended April 30, 2013	Year Ended April 30, 2012
BKN	41,693	58,712
BTA	28,270	21,299
BFK	91,781	124,471
BPS	3,536	2,190
BSD	5,389	4,390

Shares issued and outstanding remained constant for BKK for the year ended April 30, 2013 and the year ended April 30, 2012.

Preferred Shares

Each Trust’s Preferred Shares rank prior to the Trust’s Common Shares as to the payment of dividends by the Trust and distribution of assets upon dissolution or liquidation of the Trust. The 1940 Act prohibits the declaration of any dividend on the Trust’s Common Shares or the repurchase of the Trust’s Common Shares if the Trust fails to maintain the asset coverage of at least 200% of the liquidation preference of the outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instrument, the Trust is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the Preferred Shares or repurchasing such shares if the Trust fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares governing instrument or comply with the basic maintenance amount requirement of the rating agencies then rating the Preferred Shares.

The holders of Preferred Shares have voting rights equal to the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Trustees for each Trust. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Trust’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

BPS has issued Series W-7 VRDP Shares, $100,000 liquidation value per share, in a privately negotiated offering. The VRDP Shares were offered to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended, (the “Securities Act”) and include a liquidity feature, pursuant to a liquidity agreement, that allows the holders of VRDP Shares to have their shares purchased by the liquidity provider in the event of a failed remarketing. BPS is required to redeem the VRDP Shares owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Upon the occurrence of the first unsuccessful remarketing, BPS is required to segregate liquid assets to fund the redemption. The VRDP Shares are subject to certain restrictions on transfer.

The VRDP Shares outstanding as of the year ended April 30, 2013 were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
BPS	6/14/12	163	$16,300,000	7/01/42

BPS entered into a fee agreement with the liquidity provider that may require a per annum liquidity fee payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations.

The fee agreement between the BPS and the liquidity provider is scheduled to expire on July 9, 2015 unless renewed or terminated in advance. In the event the fee agreement is not renewed or is terminated in advance, and BPS does not enter into a fee agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the fee agreement. BPS is required to redeem any VRDP Shares purchased by the liquidity provider six months after the purchase date. Immediately after the purchase of any VRDP Shares by the liquidity provider, BPS is required to begin to segregate liquid assets with the Trust’s custodian to fund the redemption. There is no assurance BPS will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

68	ANNUAL REPORT	APRIL 30, 2013

Notes to Financial Statements (continued)

BPS is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, BPS is required to begin to segregate liquid assets with the Trust’s custodian to fund the redemption. In addition, BPS is required to redeem certain of its outstanding VRDP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may be redeemed, in whole or in part, at any time at the option of BPS. The redemption price per VRDP Share is equal to the liquidation value per share plus any outstanding unpaid dividends. In the event of an optional redemption of the VRDP Shares prior to the initial termination date of the fee agreement, BPS must pay the respective liquidity provider fees on such redeemed VRDP Shares for the remaining term of the fee agreement up to the initial termination date.

Dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed. At the date of issuance, the VRDP Shares were assigned a long-term rating of Aaa from Moody’s and AAA from Fitch. In May 2012, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of April 30, 2013, the VRDP Shares were assigned a long-term rating of Aa1 from Moody’s under its new ratings methodology. The VRDP Shares continue to be assigned a long-term rating of AAA from Fitch.

For financial reporting purposes, the VRDP Shares are considered debt of the issuer; therefore, the liquidation value, which approximates fair value, of the VRDP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP Shares are generally classified as tax-exempt income for tax-reporting purposes.

BPS may incur remarketing fees of 0.10% on the aggregate principal amount of all the VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. None of BPS’s VRDP Shares were tendered for remarketing during the year ended April 30, 2013.

The annualized dividend rates for the VRDP Shares for the year ended April 30, 2013 were as follows:

Rate
BPS	1.10%

Upon issuance of the VRDP Shares on June 14, 2012, BPS announced a special rate period for an approximate three-year term ending June 24, 2015 with respect to its VRDP Shares. The liquidity and fee agreements remain in effect for the duration of the special rate period; however, the VRDP Shares will not be remarketed or subject to optional or mandatory tender events during such time. During the special rate period, BPS is required to maintain the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares. During the three-year term of the special rate period, BPS will not pay any liquidity and remarketing fees and instead will pay dividends monthly based on the sum of SIFMA Municipal Swap Index and a percentage per annum based on the long-term ratings assigned to the VRDP Shares.

If BPS redeems the VRDP Shares on a date that is one year or more before the end of the special rate period and the VRDP Shares are rated above A1/A by Moody’s and Fitch respectively, then such redemption is subject to a redemption premium payable to the holder of the VRDP Shares based on the time remaining in the special rate period, subject to certain exceptions for redemptions that are required to maintain minimum asset coverage requirements. After June 24, 2015, the holder of the VRDP Shares and BPS may mutually agree to extend the special rate period. If the special rate period is not extended, the VRDP Shares will revert back to remarketable securities and will be remarketed and available for purchase by qualified institutional investors. The VRDP Shares are subject to certain transfer restrictions during the special rate period. No short-term ratings were assigned by Moody’s, Fitch and/or S&P at issuance but will be assigned upon termination of the special rate period when the VRDP Shares revert to remarketable securities.

VMTP Shares

BKN, BFK and BSD (collectively, the “VMTP Trusts”) have issued Series W-7 VMTP Shares, $100,000 liquidation value per share, in a privately negotiated offering and sale of VMTP Shares exempt from registration under the Securities Act.

The VMTP Shares outstanding as of the year ended April 30, 2013 were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Term Date
BKN	12/16/11	1,259	$125,900,000	1/02/15
BFK	12/16/11	2,708	$270,800,000	1/02/15
BSD	12/16/11	429	$42,900,000	1/02/15

Each VMTP Trust is required to redeem its VMTP Shares on the term date, unless earlier redeemed or repurchased or unless extended. There is no assurance that the term of the Trusts’ VMTP Shares will be extended or that a Trusts’ VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to term date, each VMTP Trust is required to begin to segregate liquid assets with the Trusts’ custodian to fund the redemption. In addition, each VMTP Trust is required to redeem certain of its outstanding VMTP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

ANNUAL REPORT	APRIL 30, 2013	69

Notes to Financial Statements (continued)

Subject to certain conditions, each Trust’s VMTP Shares may be redeemed, in whole or in part, at any time at the option of the Trust. The redemption price per VMTP Share is equal to the liquidation value per share plus any outstanding unpaid dividends and applicable redemption premium. If the Trusts redeem the VMTP Shares on a date that is one year or more prior to the term date and the VMTP Shares are rated above A1/A+ by Moody’s and Fitch, respectively, then such redemption is subject to a prescribed redemption premium (up to 103% of the liquidation preference) payable to the holder of the VMTP Shares based on the time remaining to the term date, subject to certain exceptions for redemptions that are required to maintain minimum asset coverage requirements. The VMTP Shares are subject to certain restrictions on transfer, and the Trust may also be required to register the VMTP Shares for sale under the Securities Act under certain circumstances. In addition, amendments to the VMTP governing document generally require the consent of the holders of VMTP Shares.

Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the SIFMA Municipal Swap Index. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by Moody’s and Fitch. At the date of issuance, the VMTP Shares were assigned long-term ratings of Aaa from Moody’s and AAA from Fitch. In May 2012, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of April 30, 2013, the VMTP Shares were assigned long-term ratings of Aaa from Moody’s under its new rating methodology. The VMTP Shares continue to be assigned a long-term rating of AAA from Fitch. The dividend rate on the VMTP Shares is subject to a step-up spread if the Trust fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and maintaining certain asset coverage and leverage requirements.

The average annualized dividend rates for the VMTP Shares for the year ended April 30, 2013 were as follows:

Rate
BKN	1.16%
BFK	1.16%
BSD	1.16%

For financial reporting purposes, the VMTP Shares are considered debt of the issuer; therefore the liquidation value, which approximates fair value, of the VMTP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes.

Offering Costs: Certain Trusts incurred costs in connection with the issuance of VRDP Shares and/or VMTP Shares. For VRDP Shares, these costs were recorded as a deferred charge and will be amortized over the 30-year life of the VRDP Shares. For VMTP Shares, these costs were recorded as a deferred charge and will be amortized over the three-year life of the VMTP Shares. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statement of Operations.

AMPS

The AMPS are redeemable at the option of BKK in whole or in part, on any dividend payment date at their liquidation preference per share plus any accumulated and unpaid dividends whether or not declared. The AMPS are also subject to mandatory redemption at their liquidation preference plus any accumulated and unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of BKK, as set forth in BKK’s Statement of Preferences (the “Governing Instrument”) are not satisfied.

From time to time in the future, BKK may effect repurchases of its AMPS at prices below their liquidation preference as agreed upon by the Trust and seller. BKK also may redeem its AMPS from time to time as provided in the Governing Instrument. BKK intends to effect such redemptions and/or repurchases to the extent necessary to maintain applicable asset coverage requirements or for such other reasons as the Board may determine.

BKK had the following series of AMPS outstanding, effective yields and reset frequency as of April 30, 2013:

	Series	AMPS	Effective Yield	Reset Frequency Days
BKK	M-7	2,150	0.36%	7
	W-7	2,150	0.38%	7
	F-7	2,150	0.36%	7

Dividends on BKK’s AMPS are cumulative at a rate, which is reset every seven days, based on the results of an auction. If the AMPS fail to clear the auction on an auction date, BKK is required to pay the maximum applicable rate on the AMPS to holders of such shares for successive dividend periods until such time as the shares are successfully auctioned. The maximum applicable rate on the AMPS is footnoted in the table below. The low, high and average dividend rates on the AMPS for BKK and BPS for the period were as follows:

	Series	Low	High	Average
BKK	M-7	0.13%	0.38%	0.25%
	W-7	0.13%	0.38%	0.25%
	F-7	0.14%	0.38%	0.25%
BPS	W-7	0.24%	0.38%	0.31%

Since February 13, 2008, the AMPS of BKK and BPS failed to clear any of its auctions. As a result, the AMPS dividend rates were reset to the maximum applicable rate, which ranged from 0.13% to 0.38% for the year ended April 30, 2013. A failed auction is not an event of default for the Trust but it has a negative impact on the liquidity of AMPS. A failed auction occurs when there are more sellers of the Trust’s AMPS than buyers. A successful auction for the Trusts’ AMPS may not occur for some time, if ever, and even if liquidity does resume, holders of AMPS may not have the ability to sell the AMPS at their liquidation preference.

70	ANNUAL REPORT	APRIL 30, 2013

Notes to Financial Statements (concluded)

BKK and BPS paid commissions of 0.15% on the aggregate principal amount of all shares that fail to clear their auctions and 0.25% on the aggregate principal amount of all shares that successfully clear their auctions. Certain broker dealers have individually agreed to reduce commissions for failed auctions. The commissions paid to these broker dealers are included in remarketing fees on Preferred Shares in the Statements of Operations.

During the year ended April 30, 2013, BKK and BPS announced the following redemptions of AMPS at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

	Series	Redemption Date	Shares Redeemed	Aggregate Principal
BKK	F-7	1/22/13	142	$3,550,000
	M-7	1/22/13	142	$3,550,000
	W-7	1/24/13	142	$3,550,000
	F-7	1/28/13	26	$650,000
	M-7	1/29/13	26	$650,000
	W-7	1/31/13	26	$650,000
BPS	W-7	7/05/12	653	$16,325,000

As of April 30, 2013, there were no AMPS outstanding on BPS.

During the year ended April 30, 2012, BKN, BFK, and BSD announced the following redemptions of AMPS at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

	Series	Redemption Date	Shares Redeemed	Aggregate Principal
BKN	T-7	1/11/12	2,804	$70,100,000
	T-28	1/18/12	2,234	$55,850,000
BFK	M-7	1/10/12	2,167	$54,175,000
	T-7	1/11/12	2,167	$54,175,000
	W-7	1/12/12	2,167	$54,175,000
	R-7	1/13/12	2,167	$54,175,000
	F-7	1/09/12	2,167	$54,175,000
BSD	W-7	1/12/12	1,719	$42,975,000

AMPS issued and outstanding remained constant for BKK for the year ended April 30, 2012.

BKN, BFK, BPS, and BSD financed the AMPS redemptions with proceeds received from the issuance of VRDP Shares and VMTP Shares, as applicable, as follows:

BKN	$125,900,000
BFK	$270,800,000
BPS	$16,300,000
BSD	$42,900,000

8. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Trusts paid a net investment income dividend in the following amounts per share on June 3, 2013 to Shareholders of record on May 15, 2013 as follows:

Common Dividend Per Share
BKN	$0.08000
BTA	$0.06200
BKK	$0.06225
BFK	$0.08010
BPS	$0.07100
BSD	$0.07400

Additionally, the Trusts declared a net investment income dividend on June 3, 2013 payable to Common Shareholders of record on June 14, 2013 as follows:

Common Dividend Per Share
BKN	$0.08000
BTA	$0.06200
BKK	$0.06225
BFK	$0.07510
BPS	$0.06500
BSD	$0.07400

The dividends declared on AMPS, VRDP Shares or VMTP Shares for the period May 1, 2013 to May 31, 2013 were as follows:

	Series	AMPS/VRDP/VMTP Dividends Declared
BKN	W-7	$125,417
BKK	M-7	$2,440
	W-7	$2,916
	F-7	$2,089
BFK	W-7	$269,761
BPS	W-7	$16,501
BSD	W-7	$42,735

On May 2, 2013, BKK announced the following redemption of AMPS at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date.

	Series	Redemption Date	Shares Redeemed	Aggregate Principal
BKK	F-7	5/28/13	82	$2,050,000
	M-7	5/28/13	82	$2,050,000
	W-7	5/23/13	82	$2,050,000
ANNUAL REPORT	APRIL 30, 2013	71

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors/Trustees of
BlackRock Investment Quality Municipal Trust Inc.,
BlackRock Long-Term Municipal Advantage Trust,
BlackRock Municipal 2020 Term Trust,
BlackRock Municipal Income Trust,
BlackRock Pennsylvania Strategic Municipal Trust,
and BlackRock Strategic Municipal Trust:

We have audited the accompanying statements of assets and liabilities of BlackRock Investment Quality Municipal Trust Inc., BlackRock Long-Term Municipal Advantage Trust, BlackRock Municipal 2020 Term Trust, BlackRock Municipal Income Trust, BlackRock Pennsylvania Strategic Municipal Trust, and BlackRock Strategic Municipal Trust (collectively, the “Trusts”), including the schedules of investments, as of April 30, 2013, and the related statements of operations for the year then ended, the statements of cash flows for BlackRock Investment Quality Municipal Trust Inc., BlackRock Long-Term Municipal Advantage Trust, BlackRock Municipal Income Trust, BlackRock Pennsylvania Strategic Municipal Trust, and BlackRock Strategic Municipal Trust for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trusts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trusts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trusts’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Investment Quality Municipal Trust Inc., BlackRock Long-Term Municipal Advantage Trust, BlackRock Municipal 2020 Term Trust, BlackRock Municipal Income Trust, BlackRock Pennsylvania Strategic Municipal Trust and BlackRock Strategic Municipal Trust as of April 30, 2013, the results of their operations for the year then ended, their cash flows for BlackRock Investment Quality Municipal Trust Inc., BlackRock Long-Term Municipal Advantage Trust, BlackRock Municipal Income Trust, BlackRock Pennsylvania Strategic Municipal Trust, and BlackRock Strategic Municipal Trust for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
June 24, 2013

72	ANNUAL REPORT	APRIL 30, 2013

Automatic Dividend Reinvestment Plan

Pursuant to each Trust’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Trust’s shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After BKN, BTA, BFK, BPS and BSD declare a dividend or determine to make a capital gain distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Trusts (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Trust’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

After BKK declares a dividend or determines to make a capital gain distribution, the Reinvestment Plan Agent will acquire shares for the participants’ account by the purchase of outstanding shares on the open market, on BKK’s primary exchange (“open market purchases”). BKK will not issue any new shares under the Reinvestment Plan.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by each Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Each Trust reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan. However, each Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at http://www.computershare.com/blackrock, or in writing to Computershare, P.O. Box 43078, Providence, RI 02940-3078, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at 250 Royall Street,
Canton, MA 02021.

ANNUAL REPORT	APRIL 30, 2013	73

Officers and Trustees

Name, Address and Year of Birth	Position(s) Held with Trusts	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1]

Richard E. Cavanagh 55 East 52nd Street New York, NY 10055 1946	Chairman of the Board and Trustee	Since 1994
Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life Insurance Company of America since 1998; Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.
				94 RICs consisting of 90 Portfolios	None

Karen P. Robards 55 East 52nd Street New York, NY 10055 1950	Vice Chairperson of the Board, Chairperson of the Audit Committee and Trustee	Since 2007
Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Care Investment Trust, Inc. (health care real estate investment trust) from 2007 to 2010; Investment Banker at Morgan Stanley from 1976 to 1987.
				94 RICs consisting of 90 Portfolios	AtriCure, Inc. (medical devices); Greenhill & Co., Inc.

Michael J. Castellano 55 East 52nd Street New York, NY 10055 1946	Trustee and Member of the Audit Committee	Since 2011
Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) since 2009; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012.
				94 RICs consisting of 90 Portfolios	None

Frank J. Fabozzi 55 East 52nd Street New York, NY 10055 1948	Trustee and Member of the Audit Committee	Since 1993
Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.
				94 RICs consisting of 90 Portfolios	None

Kathleen F. Feldstein 55 East 52nd Street New York, NY 10055 1941	Trustee	Since 2005
President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus thereof since 2008; Member of the Board of Partners Community Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Director, Catholic Charities of Boston since 2009.
				94 RICs consisting of 90 Portfolios	The McClatchy Company (publishing)

James T. Flynn 55 East 52nd Street New York, NY 10055 1939	Trustee and Member of the Audit Committee	Since 2007	Chief Financial Officer of JPMorgan & Co., Inc. from 1990 to 1995.	94 RICs consisting of 90 Portfolios	None

Jerrold B. Harris 55 East 52nd Street New York, NY 10055 1942	Trustee	Since 2007
Trustee, Ursinus College since 2000; Director, Troemner LLC (scientific equipment) since 2000; Director of Delta Waterfowl Foundation from 2010 to 2012; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.
				94 RICs consisting of 90 Portfolios	BlackRock Kelso Capital Corp. (business develop- ment company)

R. Glenn Hubbard 55 East 52nd Street New York, NY 10055 1958	Trustee	Since 2004	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	94 RICs consisting of 90 Portfolios	ADP (data and information services); KKR Financial Corporation (finance); Metropolitan Life Insurance Company (insurance)
74	ANNUAL REPORT	APRIL 30, 2013

Officers and Trustees (continued)
Name, Address and Year of Birth	Position(s) Held with Trusts	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1] (concluded)

W. Carl Kester 55 East 52nd Street New York, NY 10055 1951	Trustee and Member of the Audit Committee	Since 2007
George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.
				94 RICs consisting of 90 Portfolios	None

[1] Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. In 2011, 2012, and 2013, the Board of Trustees unanimously approved extending the mandatory retirement age for James T. Flynn and in 2013, the Board unanimously approved extending the mandatory retirement age for Kathleen F. Feldstein, in each case, by one additional year, which the Board believed would be in the best interest of shareholders. Mr. Flynn can serve until December 31 of the year in which he turns 75 and Ms. Feldstein can serve until December 31 of the year in which she turns 73. Mr. Flynn and Ms. Feldstein turn 75 and 73, respectively, in 2014.

[2] Date shown is the earliest date a person has served for the Trusts covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trusts’ board in 2007, those Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Kathleen F. Feldstein, 2005; James T. Flynn, 1996; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995 and Karen P. Robards, 1998.

Interested Trustees[3]

Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Trustee	Since 2011
Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.
				155 RICs consisting of 282 Portfolios	None

Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007
Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007; Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.
				155 RICs consisting of 282 Portfolios	None

[3] Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Trusts based on his position with BlackRock and its affiliates as well as his ownership of BlackRock securities. Mr. Gabbay is an “interested person” of the Trusts based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of two complexes of BlackRock registered open-end funds, the BlackRock Equity-Liquidity Complex and the BlackRock Equity-Bond Complex. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon finding a good cause thereof.

ANNUAL REPORT	APRIL 30, 2013	75

Officers and Trustees (concluded)

Name, Address and Year of Birth	Position(s) Held with Trusts	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers[1]

John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2011
Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.

Anne Ackerley 55 East 52nd Street New York, NY 10055 1962	Vice President	Since 2007[2]
Managing Director of BlackRock since 2000; Chief Marketing Officer of BlackRock since 2012; President and Chief Executive Officer of the BlackRock-advised funds from 2009 to 2011; Vice President of the BlackRock-advised funds from 2007 to 2009; Chief Operating Officer of BlackRock’s Global Client Group from 2009 to 2012; Chief Operating Officer of BlackRock’s U.S. Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009
Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.

Robert W. Crothers 55 East 52nd Street New York, NY 10055 1981	Vice President	Since 2012	Director of BlackRock since 2011; Vice President of BlackRock from 2008 to 2010; Associate of BlackRock from 2006 to 2007.

Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007
Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.

Janey Ahn 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012	Director of BlackRock since 2009; Vice President of BlackRock from 2008 to 2009; Assistant Secretary of the Funds from 2008 to 2012; Associate at Willkie Farr & Gallagher LLP from 2006 to 2008.
[1] Officers of the Trusts serve at the pleasure of the Boards.
[2] Ms. Ackerley was President and Chief Executive Officer from 2009 to 2011.

Investment Advisor
BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisor
BlackRock Financial Management, Inc.
New York, NY 10022

Custodian and Accounting Agent
State Street Bank and Trust Company
Boston, MA 02110

Transfer Agent
Common Shares:
Computershare Trust Company, N.A.
Canton, MA 02021

AMPS Auction Agent
The Bank of New York Mellon
New York, NY 10286

VRDP Tender and Paying Agent
and VMTP Redemption and
Paying Agent
The Bank of New York Mellon
New York, NY 10289

VRDP Liquidity Provider
Citibank, N.A.
New York, NY 10179

VRDP Remarketing Agent
CitiGroup Global Markets, Inc.
New York, NY 10179

Independent Registered
Public Accounting Firm
Deloitte & Touche LLP
Boston, MA 02116
Legal Counsel Skadden, Arps, Slate, Meagher & Flom LLP New York, NY 10036 Address of the Trusts 100 Bellevue Parkway Wilmington, DE 19809
76	ANNUAL REPORT	APRIL 30, 2013

Additional Information

Regulation Regarding Derivatives

Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to registered investment companies to regulation by the CFTC if a fund invests more than a prescribed level of its net assets in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or if a fund markets itself as providing investment exposure to such instruments. To the extent a Trust uses
CFTC-regulated futures, options and swaps, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, BlackRock Advisors, LLC has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. BlackRock Advisors, LLC is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect to each Trust.

Trust Certification

Certain Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Trusts may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

On July 29, 2010, the Manager announced that a derivative complaint had been filed by shareholders of BSD and BFK, on July 27, 2010 in the Supreme Court of the State of New York, New York County. The complaint names the Manager, BlackRock, Inc. and certain of the trustees, officers and portfolio managers of BSD and BFK (collectively, the “Defendants”) as defendants. The complaint alleges, among other things, that the Defendants breached fiduciary duties owed to BSD and BFK and each of their Common Shareholders by redeeming AMPS at their liquidation preference. The complaint sought, among other things, unspecified damages for losses purportedly suffered by BSD and BFK as a result of the prior redemptions and injunctive relief preventing BSD and BFK from redeeming AMPS at their liquidation preference in the future. On March 15, 2012, the Supreme Court of the State of New York, New York County, entered an order consolidating the above-referenced derivative action with another derivative case pending in the same court which asserted essentially the same claims. On the same date, the court also authorized plaintiffs to file an amended consolidated complaint, which they filed on April 16, 2012, asserting substantially the same claims alleged in their original complaints. Defendants filed a motion to dismiss the Consolidated Shareholder Derivative Complaint (the “Consolidated Complaint”) on July 20, 2012. On September 14, 2012, plaintiffs filed an application to hold the Defendants’ motion in abeyance and allow plaintiffs to conduct limited discovery before responding to the motion. After the parties agreed to proceed with limited discovery, plaintiffs advised Defendants they would withdraw their action and, on June 10, 2013, the parties filed a stipulation dismissing the Consolidated Complaint without prejudice, subject to approval of the court. The court dismissed the case without prejudice on June 17, 2013.

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

During the period, other than as described above, there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

Quarterly performance, semi-annual and annual reports and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

ANNUAL REPORT	APRIL 30, 2013	77

Additional Information (concluded)

General Information (concluded)

Electronic Delivery

Electronic copies of most financial reports are available on the Trusts’ web-sites or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Trusts’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trusts’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Trusts’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 882-0052 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

78	ANNUAL REPORT	APRIL 30, 2013

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This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Certain Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in the dividend rates of the Preferred Shares, including AMPS, which are currently set at the maximum reset rate as a result of failed auctions, may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEMUNI6-4/13-AR

Item 2 – Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 – Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

2

Item 4 – Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Long-Term Municipal Advantage Trust	$31,563	$31,300	$0	$0	$10,800	$10,800	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,865,000	$2,970,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g.,

3

unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Long-Term Municipal Advantage Trust	$10,800	$10,800

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,865,000 and $2,970,000, respectively, were billed by D&T to the Investment Adviser.
(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 – Audit Committee of Listed Registrants

(a)	The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano

Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

(b)	Not Applicable

Item 6 – Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

4

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – as of April 30, 2013.

(a)(1)	The registrant is managed by a team of investment professionals comprised of Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock and Walter O’Connor, Managing Director at BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and selection of its investments. Messrs. Jaeckel and O’Connor have been members of the registrant’s portfolio management team since 2006 and 2006, respectively.
Portfolio Manager	Biography
Theodore R. Jaeckel, Jr.	Managing Director of BlackRock since 2006; Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2005 to 2006; Director of MLIM from 1997 to 2005.
Walter O’Connor	Managing Director of BlackRock since 2006; Managing Director of MLIM from 2003 to 2006; Director of MLIM from 1998 to 2003.

5

(a)(2)	As of April 30, 2013:
	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Theodore R. Jaeckel, Jr.	63	0	0	0	0	0
	$27.5 Billion	$0	$0	$0	$0	$0
Walter O’Connor	63	0	0	0	0	0
	$27.5 Billion	$0	$0	$0	$0	$0
(iv)	Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund.  In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund.  BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities.  Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information.  Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund.  It should also be noted that a portfolio manager may be managing certain hedge fund and/or long only accounts, or may be part of a team managing certain hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of the Fund are not entitled to receive a portion of incentive fees of other accounts.

6

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly.  When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties.  BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment.  To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3)	As of April 30, 2013:

Portfolio Manager Compensation Overview

 BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation.

Generally, portfolio managers receive base compensation based on their position with BlackRock, Inc.

Discretionary Incentive Compensation.

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock.  In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured.  Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks.  Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:

Portfolio Manager	Benchmark
Theodore R. Jaeckel, Jr.	A combination of peer based fund classifications or subsets thereof (e.g., Lipper Intermediate Debt Funds classification, Lipper NJ Municipal Debt Funds classification, Lipper Closed-End General Bond Fund classification, subset of Lipper Closed-End High Quality/Insured Muni Debt Leveraged Fund classification, subset of Lipper Closed-End Other Single State High Quality/Insured Muni Fund classification).
7

Walter O’Connor	A combination of market-based indices (e.g., Barclays Capital Muni Bond Index, Standard & Poor's Municipal Bond Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance.  Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Messrs. Jaeckel and O’Connor have unvested long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Any portfolio manager who is either a managing director or director at BlackRock is eligible to participate in the deferred compensation program.

Other Compensation Benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($255,000 for 2013).  The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65.  The ESPP allows

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for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date.  Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the Purchase Date.  All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4)	Beneficial Ownership of Securities – As of April 30, 2013.
Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Theodore R. Jaeckel, Jr.	None
Walter O’Connor	None

(b) Not Applicable

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2
(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Long-Term Municipal Advantage Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Long-Term Municipal Advantage Trust

Date: July 2, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Long-Term Municipal Advantage Trust

Date: July 2, 2013

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Long-Term Municipal Advantage Trust

Date: July 2, 2013

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